PIMCO Advisors Funds

1996 Annual Report

                            [ART APPEARS HERE]

The long-running, high-climbing bull market in stocks has left some investors wondering what's around the corner. Story on page 4.

STOCK FUNDS
Equity Income
Value
Growth
Target
Discovery
Opportunity
Innovation
International
Precious Metals

BOND FUNDS
Global Income
High Income
Total Return Income
Tax Exempt
U.S. Government
Short-Intermediate
Money Market


Inside this report:

Page 2  Letter From PIMCO Advisors Funds' President
Where We've Been and What's Ahead

Page 4  Today's Investor
The Stock Market's Historic Climb

Page 6  Fund Spotlight
PIMCO Advisors Innovation Fund

Page 7  In The News
Proposed Consolidation of Fund Families

Page 8  Investor Services Corner

Page 9  Overview: Comprehensive Fund Family

Page 10 PIMCO Advisors Funds Financial Information


                                                                       P I M C O

President's Letter


Dear Fellow Shareholder

During the past year the financial markets have certainly had their share of ups and downs. For those long-term investors who remained focused on the bigger picture, however, this year brought its rewards. The year-to-date ended September 30, 1996, saw the stock market, as measured by the Standard & Poor's 500 Index, up a healthy 13.5%. And after early-year losses, the bond market, as measured by the Lehman Aggregate Bond Index, rebounded and was up 0.6%. For a detailed review of the stock and bond markets, please refer to the discussion on the following page.

A Volatile Year Uncertainty over the strength of the economy has been one of the driving forces behind market performance over the last twelve months. Each new piece of economic data was closely scrutinized in the hope of determining where the economy was moving. But the data has often been conflicting, confusing investors and leading to market fluctuations.

  The most visible example of the focus on the economy and short-term events occurred this past March, when the government announced that over 700,000 new jobs were created the previous month. This announcement led to concerns of rising inflation and interest rates, which in turn led to a 171 point (3%) drop in the Dow Jones Industrial Average and a 3.5% drop in the average price of bonds.

Looking Ahead Unfortunately, no clear economic picture has yet evolved and the market still appears fixated on very short-term events, meaning market volatility is likely to continue. We at PIMCO Advisors believe investors should avoid making rash decisions during this type of volatile period and should instead remain focused on longer-term investment goals.

  We also urge our shareholders to have realistic expectations for investment performance, especially in the stock market. After a record-setting six-year bull market, it will be increasingly difficult for stocks to post annual double-digit gains. The article on page four provides a number of strategies to consider with your financial advisor given this situation and current market conditions.

  As an investor in the PIMCO Advisors Funds, you have received a proxy statement and ballot concerning a proposal to consolidate and restructure the PIMCO Advisors Funds with the institutional PIMCO Funds family. We're very excited about the $24 billion fund family which can result from this transaction and the potential benefits to our shareholders. We urge you to cast your vote as soon as possible, if you have not already done so.

  If approved, the PIMCO Advisors Funds would combine with two existing trusts: PIMCO Funds: Multi-Manager Series and the PIMCO Funds: Pacific Investment Management Series. These trusts will be led by two experienced investment management professionals, Stephen Treadway and Brent Harris, respectively. As the PIMCO Advisors Funds will cease to exist, I will no longer serve as President, but I am standing for election as a Trustee of the PIMCO
Funds: Multi-Manager Series. This will allow me to continue working for the interests of our shareholders. I would like to thank you for the support you have placed in PIMCO Advisors by entrusting us with your investment dollars.

Sincerely,


/s/ Robert A. Prindiville
Robert A. Prindiville
President
November 15, 1996


2/PIMCO Advisors Funds

Stocks Continue Higher


Stock Market Review

The stock market continues to show amazing resiliency in the face of adversity. In March, the market experienced one of its largest one-day point drops in its history. And during the summer, fears of rising inflation and interest rates resulted in a notable slump--particularly in the technology sector. But in both cases investors took the declines in stride and used the price drops as opportunities to buy stocks "on sale." As a result, stocks rebounded quickly, allowing the bull market to forge ahead into record territory.

  Year-to-date ended September 30, 1996, the market has risen over 13%. Large capitalization, or large-cap stocks have led the way, followed by mid-cap and small-cap issues. This is not entirely surprising, as investors often favor stocks of larger companies during periods of market volatility. Most recently, stocks in the technology, health care and financial sectors have been the best performers.

                             [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------
  DATE    PRICE      DATE      PRICE      DATE      PRICE      DATE      PRICE
--------------------------------------------------------------------------------
10/06/95  582.49    1/05/96    616.71    4/05/96    655.86    7/05/96    657.44
10/13/95  584.50    1/12/96    601.81    4/12/96    636.71    7/12/96    646.19
10/20/95  587.46    1/19/96    611.83    4/19/96    645.07    7/19/96    638.73
10/27/95  579.70    1/26/96    621.62    4/26/96    653.46    7/26/96    635.90

11/03/95  590.57    2/02/96    635.85    5/03/96    641.63    8/02/96    662.49
11/10/95  592.72    2/09/96    656.37    5/10/96    652.09    8/09/96    662.10
11/17/95  600.07    2/16/96    647.98    5/17/96    668.91    8/16/96    665.21
11/24/95  599.97    2/23/96    659.08    5/24/96    678.51    8/23/96    667.03
                                         5/31/96    669.12    8/30/96    651.99
12/01/95  606.98    3/01/96    644.37
12/08/95  617.48    3/08/96    633.50    6/07/96    673.31    9/06/96    655.68
12/15/95  616.34    3/15/96    641.43    6/14/96    665.85    9/13/96    680.54
12/22/95  611.96    3/22/96    650.62    6/21/96    666.84    9/20/96    687.02
12/29/95  615.93    3/29/96    645.50    6/28/96    670.63    9/27/96    686.19

Despite volatility, stocks have continued their ascent over the last year.

Source: Standard & Poor's 500 Index.

  Turning to the international stock markets, overall performance was less notable. This was especially the case with many Asian and European markets. In Japan, the market slump has continued, due to increasing doubts about the pace and magnitude of the country's economic recovery. In Europe, political and economic concerns have been a drag on performance. However, several emerging markets showed more promising results, particularly in Latin America.

  Going forward, we currently anticipate slow economic growth, coupled with moderate inflation and relatively low interest rates. With this scenario, it's hard to imagine a more positive environment for the stock market. This is already evident by the relatively strong corporate profits being reported by many firms during the third quarter of 1996. However, given the historic length of the current bull run, market surprises (such as a change in the economic, corporate or political landscape) could lead to further volatility for investors.

Bonds Bouncing Back?


Bond Market Review
It appears that bond market performance may be turning the corner. The year certainly started out on the right note as inflation was low and the economy appeared weak. This is often positive for the bond market since it typically leads to falling interest rates. When rates fall, the price of bonds rise.

  Then, during the first quarter of 1996, there were signs that the economy was picking up steam. This led to fears of higher inflation and higher interest rates--the proverbial one-two punch for bonds. The market's worst fears were realized in March, when surprisingly strong job market data was released. In a single day bond prices fell sharply and interest rates began a five month ascent--with long-term rates finally peaking at almost 7.2% by early July.

  Over the last three months, economic data has sent very mixed signs regarding the direction of the economy. And signals from the Federal Reserve Board alternatively depressed and elevated prospects regarding interest rate movements. By the end of September, tame inflation and moderating growth led to a Federal Reserve decision not to increase interest rates. This was greeted enthusiastically by the bond market, and interest rates have started to fall.

                             [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------
  DATE    YIELD      DATE      YIELD      DATE      YIELD      DATE      YIELD
--------------------------------------------------------------------------------
10/06/95  6.422     1/05/96    6.047     4/05/96    6.827     7/05/96    7.195
10/13/95  6.306     1/12/96    6.150     4/12/96    6.805     7/12/96    7.033
10/20/95  6.364     1/19/96    5.976     4/19/96    6.789     7/19/96    6.977
10/27/95  6.358     1/26/96    6.047     4/26/96    6.792     7/26/96    7.011

11/03/95  6.286     2/02/96    6.166     5/03/96    7.120     8/02/96    6.746
11/10/95  6.340     2/09/96    6.100     5/10/96    6.931     8/09/96    6.693
11/17/95  6.234     2/16/96    6.246     5/17/96    6.836     8/16/96    6.771
11/24/95  6.252     2/23/96    6.408     5/24/96    6.837     8/23/96    6.958
                                         5/31/96    6.992     8/30/96    7.121
12/01/95  6.089     3/01/96    6.370
12/08/95  6.056     3/08/96    6.714     6/07/96    7.034     9/06/96    7.113
12/15/95  6.100     3/15/96    6.741     6/14/96    7.092     9/13/96    6.951
12/22/95  6.066     3/22/96    6.658     6/21/96    7.099     9/20/96    7.046
12/29/95  5.951     3/29/96    6.670     6/28/96    6.874     9/27/96    6.911

Rising interest rates have hurt bond performance in 1996, but relief may be in sight.

Source: 30-year bond yield.

  Despite bond market fluctuations, in May PIMCO Advisors' Pacific Investment Management Company reaffirmed its long-term forecast of 5-7% rates on 30-year Treasury bonds. Given that rates are still close to 7%, they are very optimistic about the prospect for rate declines. This is especially true, as Pacific Investment Management remains confident that the U.S. economy will grow less quickly than market expectations. This view, together with a benign inflation outlook, creates a back-drop for potentially attractive returns for the coming year.

  Of course, there could be some setbacks along the way. In the short-term, we could see an uptick in the inflation rate due largely to the increase in oil prices. However, we would view this as a temporary blip and would believe that higher oil prices could eventually lead to slower economic growth and restrained inflation beginning early next year. .


                                                            1996 Annual Report/3

                                                              ------------------
                                                               Today's Investor
                                                              ------------------

The Stock Market's Historic Climb

And What You Should Do About It


History was made on October 14, 1996, when the Dow Jones Industrial Average topped 6000 for the first time. This achievement was just the latest milestone in a spectacular six-year bull market for stocks. But as the year draws to a close, the question looms--what should you do now?

Any way you look at it, the current bull market has been a record-setter*:
 . Being six years old, it is nearly twice as long as any previous bull market. . It has resulted in the largest percentage gain of any bull market.
 . During its run, the Dow has posted an 18.3% annualized return versus a 10.5% annualized return from 1926-1995.
 . When the bull market began, the Dow stood at 2365. In mid-October 1996, it had risen to over 6000.

A Record-Breaking Bull Market
The Dow's biggest bull markets, ranked by the rise through..

                   Percentage   No. of                       Percentage   No. of
                   Increase     Days                         Increase     Days
--------------------------------------    --------------------------------------
Oct. 14, 1996      153.7%       2,195     Sept. 23, 1955     90.8%          739
--------------------------------------    --------------------------------------
Aug. 25, 1987      150.6%       1,127     Feb. 11, 1926      83.8%          632
--------------------------------------    --------------------------------------
Nov. 28, 1928      103.0%         771     May 14, 1965       75.4%        1,053
--------------------------------------    --------------------------------------

Source: Birinyi Associates. Based on bull markets without a decline of at least 10%.
Past performance is not indicative of future results.

Breaking 6000

To many people, breaking the 6000 barrier this year was a surprise. Especially given the stock market's mini-correction this summer. By mid-July, the Dow had fallen below 5400 and it appeared that it was more likely to drop back to 5000 before it hit 6000. But once again, investors who didn't panic reaped the benefits, as the Dow roared ahead 600 points during the next 12 weeks.

  From a statistical standpoint, the market's increase from 5000 to 6000 represents a 20% gain. While this is a strong increase, it pales in comparison to previous 1000 point milestones. For example, the Dow rising from 2000 to 3000 represented a 50% gain. But if nothing else, the latest milestone is psychologically important--especially given the speed of the market's ascent.

                            [ART APPEARS HERE]

Hitting Milestones in Record Time
The last 2000 point increase in the Dow occurred in less than two years.

            Date       Months to                        Date       Months to
Level       Crossed    Achieve             Level        Crossed    Achieve
----------------------------------         ----------------------------------
1000        11/14/72   1037                 4000        2/23/95    46
----------------------------------         ----------------------------------
2000        1/8/87      170                 5000        11/21/95    9
----------------------------------         ----------------------------------
3000        4/17/91      51                 6000        10/14/96   11
----------------------------------         ----------------------------------

Source: USA Today. Past performance is not indicative of future results.


Will the Rally Continue?

Opinions abound on whether the stock market will continue to rise. This isn't surprising because the length and breadth of this bull market is unsurpassed. Stock market bulls believe the outlook is promising given these factors:

 . From an historical standpoint, economic conditions are nearly perfect. Inflation is low, interest rates have fallen and growth is modest.
 . According to the October 11th issue of USA Today, the market is now trading at 17.4 times expected 1996 earnings. This is fairly normal, given current economic conditions.
 . U.S.-led technological innovations have boosted productivity both here and abroad.
 . Many U.S. corporations have made strong inroads in the global marketplace. Meanwhile, the bears feel these reasons could trigger a pullback:
 .  With the bull market at six years old, it is overdue for a fall.
 . If economic conditions falter, so will stock prices. An increase in inflation or interest rates could cause a downturn.
 . Uncertainty regarding the post-election political environment.
 . While it hasn't happened in the past, many of today's new investors may panic if the market corrects in any meaningful way.

What You Should Do Now
Of course, no one can know with certainty where the market is headed. During the summer few thought the bull market could continue. On the other hand, it's inevitable that a market correction will eventually occur. So whether the market's next move is up or down 500 points, you should discuss these time-tested strategies with your financial advisor.

4 / PIMCO Advisors Funds

1. Rebalance Your Portfolio
   Given the recent performance of the stock and bond markets, your portfolio may no longer be properly diversified. Consider a hypothetical investor with a portfolio of 65% in stock funds and 35% in bond funds as of January 1, 1995. As of September 30, 1996 the stock allocation would have ballooned to 71% of the portfolio, while the bond portion would have fallen to 29%. As a result, a reallocation would be necessary.

Recent Market's Performance May Have Impaired A Diversified Portfolio


          JANUARY 1, 1995                    SEPTEMBER 30, 1996
          Initial          Initial Percent   New         New Percent
          Allocation       Allocation        Allocation  Allocation
------------------------------------------   --------------------------
Stocks    $65,000          65%               $101,367    71%
------------------------------------------   --------------------------
Bonds     $35,000          35%               $ 41,475    29%
------------------------------------------   --------------------------

Stocks represented by the S&P 500 Index, an unmanaged index of common stocks. Bonds represented by the Lehman Brothers Aggregate Bond Index, an unmanaged index of bonds. It is not possible to invest in an unmanaged index, and results are not indicative of any PIMCO Advisors Fund. Past performance is not indicative of future results.

2.Don't Shun Stocks
  Given the length of the bull market, it may be tempting to move out of stocks and reenter after prices have fallen. But trying to "time the market" rarely works. That's because market rallies often happen in short bursts. Consider what happens to returns if you missed a few days of strong performance.

Annualized Stock Market Returns
Missing a few days of strong performance makes a big difference

-------------------------------------  ----------------------------------------
Fully invested                  16.5%  Missed the 30 best days             4.2%
-------------------------------------  ----------------------------------------
Missed the 10 best days         11.1%  Missed the 40 best days             1.4%
-------------------------------------  ----------------------------------------
Missed the 20 best days          7.3%  Missed the 60 best days            -3.4%
-------------------------------------  ----------------------------------------

Source: Miami Herald, showing the return of the S&P 500 Index, an unmanaged index of common stocks, for the 5-year period ended 12/31/95. It is not possible to invest in an unmanaged index and results are not indicative of any PIMCO Advisors Fund. Past performance is not indicative of future results.

  If you're still wary of the stock market's lofty level you may wish to consider stock funds that are relatively more conservative. Examples include equity income funds that seek growth and income, and "value" funds which seek to invest in undervalued investments.

3.Consider Bond Funds
  The combination of slower economic growth, manageable inflation and the potential for falling interest rates could point to the prospects of strong returns from bonds in the coming year. This forecast is being trumpeted by Bill Gross of PIMCO Advisors' Pacific Investment Management Company. Morningstar (2/96) has stated that Mr. Gross has "an uncanny ability to call interest rates" and Louis Rukeyser calls him "the king of the bond world." Mr. Gross believes that bonds prices will rebound in the coming months, and that long-term interest rates could fall to the 5.75% range in the next year.

4.Establish A Regular Investment Program
  It's impossible to invest only when prices are down and about to rise. So why try? A better strategy is "dollar-cost averaging"--investing a set amount each month, regardless of market conditions. Over time, this strategy can help to lower the average cost of your investment purchases, and can help to keep you focused on your longer-term goals in the face of market volatility.

Regular Investment Programs Can Lower Your Cost per Share
Dollar-Cost Averaging: $250 investment per month

                            Number of                                Number of
             Fund's Net     Shares                    Fund's Net     Shares
Month        Asset Value    Purchased    Month        Asset Value    Purchased
-------------------------------------    -------------------------------------
1            $12.00         20.833       4            $ 9.00         27.777
-------------------------------------    -------------------------------------
2            $10.00         25.000       5            $11.00         22.727
-------------------------------------    -------------------------------------
3            $ 7.00         35.714       6            $12.00         20.833
-------------------------------------    -------------------------------------
Average net asset value:    $10.17       Average purchase price:     $9.81
-------------------------------------    -------------------------------------
Total shares purchased:     152.884      Amount saved, per share:    $0.36

Results are hypothetical and not indicative of any PIMCO Advisors Fund. Like all investments, this approach can't protect you from a loss in declining markets or guarantee a profit. Investors should consider their ability to continue investing during periods of low price levels.

5. Maintain Realistic Expectations
   Many new investors have become accustomed to the historically high stock and bond market returns in recent years. Therefore, more than ever, you should be aware that "past performance is no guarantee of future results." So don't be disappointed if returns move closer to their historical averages in the coming years.

Historical vs. Recent Annualized Returns


                    LAST 65 YEARS   LAST 5 YEARS
-------------------------------------------------
Common Stocks       10.7%           16.6%
-------------------------------------------------
Corporate Bonds      5.7%           12.2%
-------------------------------------------------
Government Bonds     5.3%            8.8%
-------------------------------------------------

Source: Ibbotson Associates (12/31/30-12/31/95). Common Stocks represented by the S&P 500 Index; Corporate Bonds represented by Salomon Brothers Long-Term High Grade Corp. Bond Index; Government Bonds represented by a one bond portfolio of intermediate-term bonds. Results are not indicative of any PIMCO Advisors Fund. Past performance is not indicative of future results. It is not possible to invest in an unmanaged index.

  The only predictable part about investing is its unpredictability. That's why it's so important to develop a long-term investment program with your financial advisor--and stick to it. If market volatility begins to concern you, we'd urge you to contact your financial advisor prior to making any hasty investment decisions. .

*Bull market returns based on the performance of the Dow Jones Industrial Average. Historical market returns (1926-1995) based on data from Ibbotson Associates.

Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed.

                                                            1996 Annual Report/5

                                                                  Fund Spotlight


                        PIMCO Advisors Innovation Fund


The PIMCO Advisors Innovation Fund seeks capital appreciation by investing in technology-related stocks. While past performance is not a guarantee of future results, since its inception, the Fund has been an outstanding performer--easily outperforming competitive mutual funds.

Average Annual Total Returns*
For periods ended September 30, 1996


                                    1 Year    Since Inception (12/22/94)
------------------------------------------------------------------------
Innovation Fund C                   18.1%     36.9%
------------------------------------------------------------------------
Competitive Funds Average            7.7%     29.2%

To learn more, we spoke with Tony Rizza from PIMCO Advisors' Columbus Circle Investors.

Q: Since the Fund's inception in 1994, technology stocks have had two substantial corrections. How has the Fund fared during those periods?

A:  Extremely well, due in part to the Fund's broad definition of technology.
In addition to investing in traditional technology companies, we have the flexibility to invest in firms in other industries that use technology to gain a strategic, competitive advantage. We typically hold between 20-30% of the Fund's portfolio in those types of companies.

Q:  Can you give us some examples of non-traditional technology companies?

A: Early on we invested in Gillette, which utilized 3-D electron microscopes and other proprietary lab equipment to develop their innovative Sensor Razor. And we invested in Callaway Golf, which has revolutionized the golf industry with its titanium clubs.

    We've also experienced many successes in the healthcare industry. One example is Guidant, which markets a lifesaving device that is implanted in recent heart attack victims. The device senses when the heart is beating too fast and responds by sending a shock to the heart so that normal rhythm is restored.

Q: Where do you see the best opportunities in traditional technology industries?

A: The Fund is focusing on several major themes. In the PC industry we've seen continued strong worldwide demand for PCs. Couple that with exciting software upgrades, increased acceptance of the Internet, and multimedia uses for PCs, and we can see the potential for solid growth for years to come.

    Next, reduced government regulations have led to explosive developments in the interactive media and cable television industry. As the information superhighway further evolves, we believe video-on-demand, interactive TV and in-home information services could become household "appliances."

Q:  Any other focal points for the Fund?

A: There has already been tremendous acceptance of cellular phones and beeper equipment. And we feel the wireless communications industry is poised for further expansion. This area will be especially attractive as costs decline, quality improves and security concerns are addressed.

    Outsourcing firms should continue to thrive as more companies turn over their computing needs and payrolls to firms specializing in these areas. Outsourcing is an effective way for a company to quickly lower their costs, decrease capital expenditures and become more cost-efficient.

    And finally, the shift from mainframes to PCs has led to the need for expanded and enhanced networking of computers. As the shift to home offices expands, the demand for more efficient computer links should accelerate.

                    [PHOTO ANTHONY RIZZA]

                    Anthony Rizza, Managing Director,
                    Columbus Circle Investors


Top Ten Holdings
9/30/96

---------------------------            ---------------------------
Cisco Systems, Inc.                    3COM Corp.
---------------------------            ---------------------------
Cascade Communication Corp.            Guidant Corp.
---------------------------            ---------------------------
Ascend Communications, Inc.            Adaptec, Inc.
---------------------------            ---------------------------
Intel Corp.                            APAC Teleservices
---------------------------            ---------------------------
Lucent Technologies, Inc.              U.S. Robotics Corp.
---------------------------            ---------------------------

6/PIMCO Advisors Funds

Q:  In general, what is your outlook for the technology sector?
A: It's been estimated that technology accounts for about 15% of the U.S. economy and is growing 20% a year. You'd be hard pressed to find many industries with that kind of growth potential.

Q:  What type of investor do you feel the Fund is appropriate for?

A: Aggressive investors who are excited about the vast potential technology-related stocks offer over the long-term. Because the Fund concentrates its portfolio in the technology area, it will be more volatile than a more diversified stock fund. Therefore, it should only be part of a more diversified investment portfolio.

To learn more about the PIMCO Advisors Innovation Fund, refer to page 29 or contact your financial advisor.

* Performance returns listed for Class C shares, which includes the effect of paying the 1% contingent deferred sales charge (CDSC), which may apply to shares purchased during the first year of ownership. Results include changes in share price and reinvestment of all dividends and capital gains distributions. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed.

The Fund also offers Class A and B shares as of 12/22/94 and 5/22/95, respectively. Class A shares have a maximum initial sales charge of 5.75% and Class B shares have a CDSC which declines from 5% in the first year to 0% at the beginning of the seventh year. All investment classes have the same portfolio, but different expenses. For performance data for other share classes refer to page 29 of this report.

"Competitive Funds Average" represented by the Lipper Science & Technology Fund Average, which is calculated by Lipper Analytical Services Inc. It's a performance average of those funds tracked by Lipper which have an investment objective of capital appreciation through investment in technology-oriented companies. It does not take into account sales charges. The views of Mr. Rizza are not indicative of any past or future performance of the Fund and portfolio holdings are subject to change.

--------------------------------------------------------------------------------
In The News
--------------------------------------------------------------------------------

PIMCO Proposes
Consolidation of Fund Families

We're pleased to announce a proposal to restructure and consolidate the PIMCO Advisors Funds with the institutional PIMCO Funds family. If approved by shareholders, all of the funds will fall under the "PIMCO Funds" banner. Each of our stock and bond funds will continue to utilize the same PIMCO Advisors investment firms.* If the consolidation is approved, you'll experience a host of potential benefits.

Strong Performance Histories To avoid duplication and confusion, several of our Funds will merge into existing institutional PIMCO Funds. In almost all cases, the funds' manager will stay the same. By and large, the institutional funds have strong track records and longer performance histories.

Bond Fund Expenses Reduced In the future, the total expenses incurred by retail investors in our taxable bond funds will be substantially lower than they have been in the past.

Expanded Fund Family By offering nine additional institutional PIMCO funds that have established track records our fund family will grow to 25 funds. That would give you added flexibility should your investment objectives change, or if you wish to make an exchange among our funds.

Investment Clout The consolidated fund family will be one of the largest fund complexes in the country. With initial assets of $24 billion (based on current values), this size can mean greater cost efficiencies when buying and selling portfolio securities and negotiating fees.

Consolidation Timing By now, all investors who owned shares of PIMCO Advisors Funds as of October 18, 1996 should have received one or more proxy statements and ballots. To avoid the cost of follow-up mailings, we urge these shareholders to cast their ballot as soon as possible. If the consolidation is approved, it's anticipated that the changes would occur in mid-January.

*If approved, the PIMCO Advisors Money Market Fund will be merged into the PIMCO Money Market Fund managed by PIMCO Advisors Pacific Investment Management Company.

Opportunity Fund to
Reopen for A Limited Time

The PIMCO Advisors Opportunity Fund invests primarily in stocks of smaller, emerging companies. On December 31, 1992, the Fund was closed to new investors.

  Since the Fund's closing nearly four years ago, many exciting new companies have been introduced to the marketplace. As a result, the manager believes it is an appropriate time to reopen the Fund. In order to protect the interests of current and new shareholders, the reopening will be for a limited time only, starting January 27, 1997 (assuming market conditions do not change beforehand). While the Fund is open, it will accept new accounts with a minimum investment of $20,000 and maximum of $250,000 (subject to the discretion of the Distributor). The Fund will close again to new investors as soon as new assets reach $250 million.

  As in the past, once the Fund is closed to new investors, we plan to allow existing Opportunity Fund shareholders to continue to add to their account.

                                                            1996 Annual Report/7

                                                      --------------------------
                                                       Investor Services Corner
                                                      --------------------------

24-Hour Automated Telephone System


Have you ever needed to learn the price of your PIMCO Advisors Fund at the end of the trading day? Or wanted a quick overview on the financial markets? With PIMCO Advisors' Automated Telephone Information System these facts and more are available 24-hours a day!

This system provides a wide variety of financial information, including:
[_] the latest day's fund prices
[_] fund dividend information
[_] account balances and details on recent transactions (for shareholders who receive account statements directly from PIMCO Advisors)
[_] stock and bond market closing prices
[_] timely reviews of the financial markets.

    The system is easy to use--simply dial 1-800-223-2413 from your touch-tone phone.


--------------------------------------------------------------------------------
MAIN MENU
--------------------------------------------------------------------------------

[1]     for information about the PIMCO Advisors Funds
        (i.e., current prices, recent distributions)

[2]     for information about your account
        (i.e., account value, recent transactions)

[3] to make an account transaction with a customer service representative (during business hours)

[4]     to create or change a Personal Identification Number (PIN)

[5]     for an update on the financial markets

Once you're connected you'll be asked to select from these options

--------------------------------------------------------------------------------
HELP IN GETTING AROUND
--------------------------------------------------------------------------------

[*] [1] to go to other items on the main menu

[*] [2] to fast-forward in the selection you're listening to

[*] [3] to delete your entry

[*] [4] to listen to more options

[*] [5] to return to the beginning of your selection from the main menu

[*] [6] to return to the main menu

[*] [7] to repeat the most recent information

[*] [8] to return to the shareholder identification process

[*] [9] to repeat information for the last account number entered

[*] [0] to speak with a customer service representative during regular business hours

For help in moving about the system, you can use these options

We believe you'll find this service to be a convenient way to learn more about your Funds and the financial markets in general. To receive a free brochure that contains more information on the system, and details on the other shareholder services available from PIMCO Advisors, call us today at 1-800-227-7337.

The PIMCO Advisors
Funds Family

The PIMCO Advisors Funds are managed by PIMCO Advisors L.P.--a publicly traded company that specializes in the investment management business. Currently, PIMCO Advisors has $104 billion in assets under management, including $24 billion in mutual funds. Under the PIMCO Advisors L.P. umbrella are six institutional investment management firms--each with a specific investment discipline or style. As primarily "institutional" managers, these firms manage assets for large corporations, pensions and endowments. In fact, they collectively manage assets for 35 of the 100 largest corporations in the U.S.
        In the past, their high minimum account balances (up to $75 million in some cases) kept these managers' expertise out of reach for most investors. However, as managers of the PIMCO Advisors Funds, their expertise is now available to all investors. To learn more about a fund manager, call us at 1-800-227-7337 to receive a free brochure.
        The PIMCO Advisors Funds Family consists of core stock and bond funds, as well as more focused funds that allow investors to round out and customize their portfolio. Together, the PIMCO Advisors Funds offer the breadth and quality that will satisfy virtually every investor's needs.

Specialized Stock Fund Managers

PIMCO Advisors believes that different types of stock funds require specialized expertise. To ensure that you get the highest quality management for whichever PIMCO Advisors stock fund you choose, we have carefully matched each fund with a PIMCO Advisors firm that specializes in that discipline.

Premier Bond Fund Managers

The PIMCO Advisors bond funds are primarily managed by PIMCO Advisors' Pacific Investment Management Company--one of the most respected names in institutional bond management. Pacific Investment Management actively manages these funds with an emphasis on total return potential--income and price change--rather than yield alone. Overall, they avoid investment fads in favor of a long-term, conservative approach that includes aggressively seeking opportunities in all sectors of the fixed income market.

8/PIMCO Advisors Funds

------------------------------------------------------------------------------------------------------------------------------------

PIMCO Advisors Stock Funds
Fund Name
(Symbols: Class A, B, C)     Description                          Primary Composition                     PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund           More conservative stock fund that    Dividend-paying common stocks,          Columbus Circle Investors
PQNAX, PQNBX, PQNCX          also provides regular income         preferred stocks, convertible
                             component                            securities
------------------------------------------------------------------------------------------------------------------------------------

Value Fund                   More conservative stock fund         Common stocks, no market-               NFJ Investment Group
PVLAX, PVLBX, PVLCX          emphasizing relatively under-        capitalization restrictions
                             priced stocks
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund                  Solid core stock fund option with    Stocks of larger, well-established      Columbus Circle Investors
PGWAX, PGFBX, PGWCX          over a 10-year record                companies
------------------------------------------------------------------------------------------------------------------------------------

Target Fund                  Stock fund concentrating on the      Stocks of medium-capitalized            Columbus Circle Investors
PTAAX, PTABX, PTACX          niche of medium-capitalized          companies
                             companies
------------------------------------------------------------------------------------------------------------------------------------

Discovery Fund               Aggressive fund focused on           Stocks of smaller-capitalized           Cadence Capital Management
PDSAX, PDSBX, PDSCX          reasonably priced smaller-           companies
                             capitalized companies
------------------------------------------------------------------------------------------------------------------------------------

Opportunity Fund             Aggressive fund concentrating on     Stocks of smaller-capitalized           Columbus Circle Investors
POPAX, N/A, POPCX            stocks of smaller-capitalized        companies
(closed to new investors)    growth companies
------------------------------------------------------------------------------------------------------------------------------------

Innovation Fund              Aggressive fund specializing in      Stocks of companies that use            Columbus Circle Investors
PIVAX, PIVBX, PIVCX          the stocks of technology-related     technology in an innovative way
                             companies
------------------------------------------------------------------------------------------------------------------------------------

International Fund           International stock fund providing   Stocks of companies based outside       Blairlogie Capital
PILAX, PILBX, PILCX          access to developed and emerging     the U.S.                                Management
                             international markets
------------------------------------------------------------------------------------------------------------------------------------

Precious Metals Fund         Specialized stock fund offering an   Stocks of companies which extract,      Van Eck Associates
PPMAX, PPMBX, PPMCX          efficient way to invest in the       process, distribute, and market
                             gold sector                          precious metals
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Advisors Bond Funds
Fund Name                                                         Primary Composition
(Symbols: Class A, B, C)     Description                          (Duration Range)                        PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------
Global Income Fund           Globally diversified bond fund       Investment-grade foreign and U.S.       Pacific Investment
PGCAX, PGCBX, PGCCX                                               bonds (3-6 years)                       Management
------------------------------------------------------------------------------------------------------------------------------------

High Income Fund             Our highest yielding bond fund       Intermediate-term portfolio of higher   Pacific Investment
PHNAX, PHNBX, PHNCX                                               yielding bonds (2-6 years)              Management
------------------------------------------------------------------------------------------------------------------------------------

Total Return Income Fund     Good core bond fund option           Intermediate-term portfolio of          Pacific Investment
PTNAX, PRIBX, PTNCX                                               investment-grade bonds (3-6 years)      Management
------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt Fund              Nationally diversified, tax-exempt   Investment-grade municipal              Columbus Circle Investors
PTEAX, PETBX, PTECX          municipal bond fund                  bonds (3-10 years)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Fund         Our highest quality bond fund        Intermediate-term portfolio of          Pacific Investment
PUSAX, PUVBX, PUSCX                                               U.S. government bonds (3-6 years)       Management
------------------------------------------------------------------------------------------------------------------------------------

Short-Intermediate Fund      More conservative, shorter-term      Shorter-term portfolio of investment-   Pacific Investment
PSNAX, PSNBX, PSNCX          bond fund                            grade bonds (1-3 years)                 Management
------------------------------------------------------------------------------------------------------------------------------------

Money Market Fund            Conservative, highly                 Short-term money market                 Columbus Circle Investors
PYAXX, PYBXX, PYCXX          liquid bond fund                     instruments (less-than 1 year)


Stock Fund notes: The Opportunity and Discovery Funds invest primarily in companies with smaller capitalizations, which historically have been more volatile than the general market and pose a greater chance of failure than stocks of larger, more established companies. The Innovation and Precious Metals Funds concentrate their portfolios and therefore may be more volatile than a more diversified stock portfolio. As such, these Funds should be considered only as part of a more diversified portfolio. The PIMCO Advisors stock funds can invest a portion of their portfolios in foreign securities, with the International Fund investing primarily in these securities. International investing involves special risks due to foreign economic and political developments. Van Eck Associates, the manager of the Precious Metals Fund, is not a PIMCO Advisors L.P. firm.

Bond Fund notes: Duration is a measure of the Fund's price sensitivity in response to changes in interest rates. The High Income, Total Return Income and Short-Intermediate Funds can invest a portion of their assets in foreign securities, with the Global Income Fund investing primarily in these securities. Foreign securities involve special risks due to foreign economic and political developments. These Funds and the Tax Exempt Fund can invest a portion of their assets in high yield bonds, with the High Income Fund investing primarily in these securities. High yield bonds entail greater risk, such as less liquidity and the possibility of default. The U.S. Government Fund is not guaranteed by the U.S. government. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. government and there can be no assurances that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                                          1996 Annual Report / 9

PIMCO Advisors Funds Financial Information



We are pleased to present an in-depth review of the PIMCO Advisors Funds as of September 30, 1996. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.


PAGE 11-55 FUND SUMMARY/PORTFOLIO OF INVESTMENTS

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager. The portfolio of investments includes a listing of securities in the Fund's portfolio as of September 30, 1996, including the number of shares or principal amount and value as of that date.

Stock Funds                           Bond Funds
11  Equity Income Fund                38  Global Income Fund
14  Value Fund                        41  High Income Fund
17  Growth Fund                       44  Total Return Income Fund
20  Target Fund                       47  Tax Exempt Fund
23  Discovery Fund                    50  U.S. Government Fund
26  Opportunity Fund                  52  Short-Intermediate Fund
29  Innovation Fund                   55  Money Market Fund
31  International Fund
36  Precious Metals Fund


PAGE 58 FINANCIAL HIGHLIGHTS
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.


PAGE 66  STATEMENT OF ASSETS AND LIABILITIES
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.


PAGE 68  STATEMENT OF OPERATIONS
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and from appreciation or depreciation from portfolio holdings.


PAGE 70  STATEMENT OF CHANGES IN NET ASSETS
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.


PAGE 72  NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the funds, and more detailed information about the schedules and tables that appear in the report.

10 / PIMCO Advisors Funds

PIMCO Advisors
Equity Income Fund                                            September 30, 1996


Objective:
Long-term growth
of capital and current income.

Portfolio:
Primarily dividend-
paying common stocks, preferred stocks and convertible securities.

Total Net Assets:
$266 million

Number of Securities
in the Portfolio:
53 (not including short-term
instruments)

PIMCO Advisors Institutional Manager:
Columbus Circle
Investors


PERFORMANCE*

Average Annual Total Return               For periods ended 9/30/96


             A Shares                    B Shares                     C Shares                    Lipper Equity
             (INCEP. 2/1/91)             (INCEP. 5/22/95)             (INCEP. 4/18/88)            Income Fund
                              Adjusted                     Adjusted   Adjusted          S&P 500   Average
---------------------------------------------------------------------------------------------------------------
1 year       22.4%            15.6%      21.5%             16.5%      20.5%             20.3%     16.8%
3 years      13.0%            10.8%       --                --        12.1%             17.4%     12.6%
5 years      14.9%            13.6%       --                --        14.0%             15.2%     13.2%
Inception    17.0%            15.9%      26.6%             23.9%      10.9%              --        --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Equity Income Fund C through September 30, 1996. The performance of Equity Income Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                             [GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception


          Equity Income C
                               S&P 500
03/31/88      10,000           10,000
06/30/88      10,230           10,548
09/30/88      10,190           10,584
12/31/88      10,572           10,910
03/31/89      10,915           11,683
06/30/89      11,586           12,712
09/30/89      12,010           14,071
12/31/89      11,753           14,360
03/31/90      11,447           13,928
06/30/90      11,716           14,803
09/30/90       9,847           12,771
12/31/90       9,936           13,914
03/31/91      11,107           15,932
06/30/91      11,377           15,894
09/30/91      12,451           16,742
12/31/91      13,239           18,144
03/31/92      13,449           17,686
06/30/92      13,429           18,022
09/30/92      13,679           18,590
12/31/92      14,268           19,524
03/31/93      14,889           20,376
06/30/93      15,395           20,474
09/30/93      17,012           21,001
12/31/93      17,298           21,489
03/31/94      16,609           20,704
06/30/94      16,016           20,791
09/30/94      17,132           21,807
12/31/94      16,425           21,804
03/31/95      17,261           23,927
06/30/95      18,032           26,212
09/30/95      19,727           28,296
12/31/95      20,959           29,999
03/31/96      22,100           31,610
06/30/96      23,011           33,030
09/30/96      23,971           34,050

PORTFOLIO COMPOSITION


Top 10 Holdings
Company  Primary Business                                                   % of Net Assets
--------------------------------------------------------------------------------------------
Nalco Chemical Co.  Specialty chemicals                                                3.6%
--------------------------------------------------------------------------------------------
Sonat, Inc.  Natural gas pipeline: drilling oil and gas                                3.3%
--------------------------------------------------------------------------------------------
Flowers Industries, Inc.  Baked, convenience, snack food                               3.1%
--------------------------------------------------------------------------------------------
SCI Systems  Electronic products/systems                                               2.9%
--------------------------------------------------------------------------------------------
American Home Products Drugs, food, household ware, packaged medicine, medical
products                                                                               2.8%
--------------------------------------------------------------------------------------------
Goodrich (B.F.) Company  Aerospace products/specialty chemicals                        2.7%
--------------------------------------------------------------------------------------------
Greenpoint Financial Corp.  Savings bank, New York                                     2.6%
--------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.  Import specialty stores                                          2.6%
--------------------------------------------------------------------------------------------
Allstate Corp.  Property, liability life insurance                                     2.5%
--------------------------------------------------------------------------------------------
Chase Manhattan Corp.  Commercial banking, New York                                    2.5%
--------------------------------------------------------------------------------------------
Top Ten Total                                                                         28.6%

Portfolio Composition


Common Stocks 80%  Convertible Bonds 6%       Top 5 Industries  % of Net Assets
                                              ---------------------------------
                    Corporate Bonds 2%        Oil and Gas                 11.3%
                                              ---------------------------------
                     Convertible Preferred 5% Chemicals                    8.9%
                                              ---------------------------------
                      Preferred Stocks 2%     Banks                        6.5%
                                              ---------------------------------
                       Cash Equivalents 5%    Food                         6.3%
                                              ---------------------------------
     [BAR GRAPH APPEARS HERE]                 Retail                       4.7%
                                              ---------------------------------

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

PORTFOLIO INSIGHTS

The Equity Income Fund had an outstanding 12 months ended September 30, 1996, with returns of 22.4% for Class A shares, 21.5% for Class B shares and 20.5% for Class C shares. With these returns, the Fund outperformed both the Standard & Poor's 500 (an unmanaged index of common stocks) and competitive funds (measured by the Lipper Equity Income Fund Average).

As reported in the Fund's semi-annual report to shareholders, the manager made moves during the year to increase the portfolio's common stock holdings. Among these common stock holdings, those in the consumer staples sector provided some of the strongest returns. Consumer staples includes those businesses that manufacture personal or household products with a life of three years or less. One of the Fund's winners within the sector was Flowers Industries, a large independent bakery. While Flowers has faced some difficult operating conditions during the last three years, these problems seem to be largely behind it and its efforts are beginning to pay off with improved earnings and stock price appreciation.

Another area of success for the Fund during the year was financial services. In particular, the Fund saw solid contributions from Greenpoint Financial, a New York savings and loan, and Fleet Financial Group, a Northeast banking concern. In addition, Chase Manhattan has proven to be a strong holding as the company continues to reduce costs due to its merger with Chemical Bank, while increasing its overall client base.

The Fund's utility holdings did not do as well over the trailing 12 months. Heading into August, the Fund was overweighted in utilities relative to the S&P 500 and several of the holdings were providing strong returns. But, by September, a number of these utility holdings had given back some of their earlier returns, resulting in relative underperformance in the utility sector.

With stock dividends in general close to record lows, the goal for the Fund's manager will be to seek ways to provide investors the income they want, without exposing them to undue risk. To do this, the manager expects to focus on lower expectation stocks. These are described as stocks that have failed to meet investors' expectations due to adverse operating conditions, but which are exhibiting improving fundamentals. The manager believes these lower expectation stocks will frequently pay above average dividends and represent a relatively conservative investment.

                                                          1996 Annual Report/11

PIMCO Advisors
Equity Income Fund


PORTFOLIO OF INVESTMENTS                       September 30, 1996



                                                Principal    Value
($ in thousands)                                   Amount (Note 2)
------------------------------------------------------------------
Short-Term Notes--5.0%
Bell Atlantic Network Funding Corp., 5.300%,
     10/9/96                                     $  4,800  $ 4,794
Corporate Asset Funding Co., Inc., 5.400%,
     10/11/96                                       1,200    1,198
Goldman Sachs & Co., 5.350%, 10/1/96                4,500    4,499
Nestle Capital Corp., 5.240%, 10/1/96               3,000    3,000
                                                           -------
Total Short-Term Notes
     (Cost $13,491)                                         13,491
                                                           -------
Corporate Bonds and Notes--2.3%
Financial Services--2.3%
Aames Financial Corp., 5.500%, 3/15/06              1,750    3,221
Xilinx, Inc., 5.250%, 11/1/02                       3,000    2,910
                                                           -------
Total Corporate Bonds and Notes
     (Cost $4,700)                                           6,131
                                                           -------
Convertible Bonds and Notes--6.4%
Computers--4.8%
Apple Computer, Inc., 6.000%, 6/1/01                5,000    4,950
SCI Systems, Inc., 5.000%, 5/1/06                   5,920    7,829
                                                           -------
                                                            12,779
                                                           -------
Financial Services--1.6%
S III, Inc., 5.750%, 10/1/03                        3,500    4,218
                                                           -------
Total Convertible Bonds and Notes
     (Cost $15,467)                                         16,997
                                                           -------
                                                   Shares
------------------------------------------------------------------
Common Stocks--80.0%
Aerospace--1.9%
Lockheed Martin Corp.                              55,400    4,993
                                                           -------
Apparel--2.4%
Liz Claiborne, Inc.                               173,200    6,452
                                                           -------
Appliances--1.5%
Black & Decker Corp.                               96,400    4,001
                                                           -------
Automotive Parts and Equipment--2.2%
Arvin Industries, Inc.                            242,700    5,976
                                                           -------
Banks--6.5%
Chase Manhattan Corp.                              82,300    6,594
Greenpoint Financial Corp.                        180,900    6,897
Northern Trust Corp.                               56,600    3,721
                                                           -------
                                                            17,212
                                                           -------
Chemicals--8.9%
B.F. Goodrich Co.                                 156,600    7,067
Monsanto Co.                                      113,600    4,146
Nalco Chemical Co.                                261,800    9,490
SGL Carbon ADR                                     73,300    2,868
                                                           -------
                                                            23,571
                                                           -------
Computers--1.5%
International Business Machines                    31,400    3,909
                                                           -------
Conglomerate--2.3%
Canadian Pacific Ltd.                             265,600    6,142
                                                           -------
Electronics--3.2%
Intel Corp.                                        61,900    5,908
Kuhlman Corp.                                     175,500    2,567
                                                           -------
                                                             8,475
                                                           -------


                                                             Value
($ in thousands)                                   Shares (Note 2)
------------------------------------------------------------------

Entertainment and Leisure--2.5%
Callaway Golf Co.                                 103,400 $  3,528
Fleetwood Enterprises, Inc.                       104,700    3,220
                                                           -------
                                                             6,748
                                                           -------
Financial Services--4.1%
Associates First Capital Corp.                     79,300    3,251
Ryland Group, Inc.                                183,100    2,724
Washington Mutual, Inc.                           135,800    5,058
                                                           -------
                                                            11,033
                                                           -------
Food--6.3%
Dean Foods Co.                                     98,000    2,769
Flowers Industries, Inc.                          409,700    8,348
Interstate Bakeries                               157,500    5,748
                                                           -------
                                                            16,865
                                                           -------
Forest and Paper Products--3.7%
Georgia Pacific                                    73,000    5,776
Kimberly Clark Corp.                               47,200    4,160
                                                           -------
                                                             9,936
                                                           -------
Homebuilders--1.2%
Herman Miller, Inc.                                79,100    3,204
                                                           -------
Insurance--4.0%
Allstate Corp.                                    136,600    6,728
Provident Cos., Inc.                              101,900    3,821
                                                           -------
                                                            10,549
                                                           -------
Machinery and Equipment--3.2%
Harnischfeger Industries, Inc.                    106,100    4,005
Stanley Works                                     159,000    4,472
                                                           -------
                                                             8,477
                                                           -------
Medical Supplies--1.3%
Johnson & Johnson                                  66,800    3,424
                                                           -------
Miscellaneous Manufacturing--1.5%
Boeing Co.                                         41,300    3,903
                                                           -------
Oil and Gas--11.3%
British Petroleum Ltd. ADR                         26,100    3,263
Consolidated Natural Gas Co.                       93,000    4,987
El Paso Natural Gas                                59,200    2,605
Mobil Corp.                                        34,200    3,959
Quaker State Corp.                                190,100    3,279
Sonat, Inc.                                       199,200    8,815
Texaco, Inc.                                       33,400    3,072
                                                           -------
                                                            29,980
                                                           -------
Pharmaceuticals--2.8%
American Home Products Corp.                      117,700    7,503
                                                           -------
Retail--4.7%
American Stores Co.                               140,100    5,604
Pier 1 Imports, Inc.                              427,058    6,886
                                                           -------
                                                            12,490
                                                           -------
Textile--1.3%
Russell Corp.                                     108,100    3,486
                                                           -------
Utilities: Electric--1.7%
Sierra Pacific Resources                          180,200    4,662
                                                           -------
Total Common Stocks
     (Cost $189,695)                                       212,991
                                                           -------

12/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Equity Income Fund


PORTFOLIO OF INVESTMENTS                       September 30, 1996

                                                            Value
($ in thousands)                               Shares    (Note 2)
-----------------------------------------------------------------
Preferred Stocks--1.9%
Financial Services--1.9%
Merrill Lynch & Co.                            123,450   $  4,969
                                                         --------
Total Preferred Stocks
     (Cost $4,851)                                          4,969
                                                         --------
Convertible Preferred Stocks--4.6%
Financial Services--3.1%
American Bankers Ins. Group, Inc., Series B     88,200      5,204
Wendy's Financing                               58,800      3,028
                                                         --------
                                                            8,232
                                                         --------
Industrial--1.5%
TJX Cos., Series E                              20,550      4,105
                                                         --------
Total Convertible Preferred Stocks
     (Cost $11,109)                                        12,337
                                                         --------

                                                            Value
($ in thousands)                                         (Note 2)
-----------------------------------------------------------------
Total Investments (a)--100.2%
     (Cost $239,313)                                    $ 266,916
                                                        ---------
Other Assets and Liabilities, Net--(0.2%)                    (533)
                                                        ---------
Net Assets--100.0%                                      $ 266,383
                                                        =========


Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $239,422. At September 30, 1996, net unrealized appreciation was $27,494. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $28,592 and aggregate gross unrealized depreci-ation of all investments on which there was an excess of tax cost over market value of $1,098.


                           Annual Report See accompanying notes/13

PIMCO Advisors
Value Fund


                                                              September 30, 1996


Objective:
Long-term growth of capital and current income.

Portfolio:
Primarily stocks the manager believes are undervalued and/or offer above average dividend yields.

Total Net Assets:
$62 million

Number of Securities in the Portfolio:
70 (not including short-term
instruments)

PIMCO Advisors Institutional Manager:
NFJ Investment Group


PERFORMANCE*







Average Annual Total Return                         For periods ended 9/30/96


             A Shares                     B Shares                     C Shares                    Lipper
             (INCEP. 6/27/95)             (INCEP. 6/27/95)             (INCEP. 6/27/95)            Growth & Income
                               Adjusted                     Adjusted   Adjusted        S&P 500     Fund Average
------------------------------------------------------------------------------------------------------------------
1 year       17.2%             10.8%      16.4%             11.4%      15.4%           20.3%       17.2%
Inception    20.1%             14.8%      19.3%             16.2%      19.3%            --          --


* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Value Fund A, B and C since inception through September 30, 1996. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

Change in value of $10,000 invested at the Fund's inception.

                             [GRAPH APPEARS HERE]


                    Value A     Value B    Value C      S&P 500 Index
6/30/95              9,450      10,000     10,000       10,000
9/30/95             10,154      10,225     10,625       10,795
12/31/95            10,776      11,354     11,354       11,445
3/31/96             11,356      11,959     11,949       12,059
6/30/96             11,738      12,339     12,340       12,601
9/30/96             11,902      12,080     12,481       12,990


PORTFOLIO COMPOSITION


Top 10 Holdings
Company  Primary Business                                                            % of Net Assets
----------------------------------------------------------------------------------------------------
Ultramar Corp.  Refiners; markets petroleum products                                            3.5%
----------------------------------------------------------------------------------------------------
Bear Stearns Co., Inc.  Investment banking, brokerage                                           3.4%
----------------------------------------------------------------------------------------------------
Phelps Dodge Corp.  Largest U.S. copper producer                                                3.2%
----------------------------------------------------------------------------------------------------
Northrop Grumman Corp.  Aerospace, aircraft, missile                                            3.1%
----------------------------------------------------------------------------------------------------
Chase Manhattan Corp.  Commercial banking, New York                                             2.6%
----------------------------------------------------------------------------------------------------
Repsol, S.A. ADR  Integrated oil company in Spain                                               2.5%
----------------------------------------------------------------------------------------------------
Sprint Corp.  Diversified telecommunication systems                                             2.5%
----------------------------------------------------------------------------------------------------
Amoco Corp. International oil company                                                           2.5%
----------------------------------------------------------------------------------------------------
Maytag Corp.  Manufacturer of major home appliances                                             2.5%
----------------------------------------------------------------------------------------------------
American Home Products  Drugs, food, household ware, packaged medicine, medical
products                                                                                        2.5%
----------------------------------------------------------------------------------------------------
Top Ten Total                                                                                  28.3%

Portfolio Composition

[BAR GRAPH APPEARS HERE]
                                               Top 5 Industries  % of Net Assets

Common Stocks 96%                              Utilities                   11.8%
                                               ---------------------------------
                         Cash Equivs 4%        Oil and Gas                 11.0%
                                               ---------------------------------
                                               Banking                      7.0%
                                               ---------------------------------
                                               Food, Beverages, Tobacco     6.0%
                                               ---------------------------------
                                               Pharmaceuticals              5.8%
                                               ---------------------------------

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

PORTFOLIO INSIGHTS

The Value Fund produced solid results for the year ended September 30, 1996, with Class A shares returning 17.2%, Class B shares 16.4% and Class C shares 15.4%. These results were in line with comparable funds, as measured by the Lipper Growth and Income Fund Average.

In addition to an investment screen for low P/E (price-to-earnings ratio) and dividend yield, the Value Fund employs a strict diversification policy, generally holding securities in each of 50 different industries. Of these 50 industries, the Fund tended to invest a relatively larger portion of assets this year in consumer-related industries, including food, beverages and tobacco. Companies in these industries are generally considered cyclical, meaning they are greatly influenced by the state of the economy--a situation that initially was very beneficial for the Fund.

Heading into the summer, the Value Fund was having an outstanding year, thanks in large part to its cyclical holdings. The generally held perception until June or July was that the economy was growing strongly, driving up the Fund's holdings sensitive to economic conditions. Examples of the stocks that benefited the Fund during this time were Ford and PHH Corp. (a management services company).

Later, however, investors began being hit with conflicting data on the economy, causing the consensus opinion to shift to moderate economic growth, at best. This sentiment encouraged investors to sell cyclicals, causing the Fund to give back some of the profits gained earlier in the year. The Fund compensated for these losses, however, with well selected non-cyclical holdings (companies driven by industry or company circumstances, rather than the general economy). For example, the Fund realized an outstanding return from Pharmacia & Upjohn, a pharmaceutical company that specializes in the research and development of health products. Like other pharmaceuticals, Pharmacia & Upjohn benefited from the growing demand of an aging population and faster Food and Drug Administration approval. At the same time, the company's newly approved cancer-treating and glaucoma drugs contributed to its strong performance.

The manager of the Value Fund believes the Fund's long-term performance record is a testament to the power of a disciplined value investment strategy. As such, the manager will continue to seek out securities exhibiting lower than average P/E's and/or higher than average dividend yields. In addition, the Fund remains committed to its 50 industry rule, believing this diversification can help to provide steady results in whatever economy we encounter.


14/PIMCO Advisors Funds

PIMCO Advisors
Value Fund


PORTFOLIO OF INVESTMENTS  September 30, 1996

                                                        Value
($ in thousands)                             Shares  (Note 2)
-------------------------------------------------------------
Common Stocks--95.7%
Aerospace--4.1%
Northrop Grumman Corp.                       24,000  $ 1,926
Raytheon Co.                                 11,000      612
                                                     --------
                                                       2,538
                                                     --------
Apparel--0.2%
Reebok International Ltd.                     3,600      125
                                                     --------
Appliances--2.5%
Maytag Corp.                                 79,000    1,541
                                                     --------
Automotive Manufacturing--3.4%
Chrysler Corp.                               53,000    1,517
Ford Motor Co.                               19,000      594
                                                     --------
                                                       2,111
                                                     --------
Banks--7.0%
Bankers Trust Co.                             7,000      550
Chase Manhattan Corp.                        20,000    1,603
Mellon Bank Corp.                            21,000    1,244
PNC Bank Corp.                               17,000      567
Standard Federal Bancorporation               8,200      375
                                                     --------
                                                       4,339
                                                     --------
Beverage--2.4%
Anheuser-Busch Cos., Inc.                    40,000    1,505
                                                     --------
Building Materials and Construction--0.9%
Lennar Corp.                                 25,000      556
                                                     --------
Chemicals--3.0%
Dow Chemical                                  6,900      554
PPG Industries, Inc.                         10,000      544
Union Carbide Corp.                          12,000      548
Wellman, Inc.                                12,500      219
                                                     --------
                                                       1,865
                                                     --------
Commercial Services--2.4%
PHH Corp.                                    51,000    1,517
                                                     --------
Computers--1.1%
Seagate Technology Inc. (b)                  12,000      671
                                                     --------
Containers--0.5%
Tupperware Corp.                              6,000      294
                                                     --------
Copper Mining--3.2%
Phelps Dodge Corp.                           31,000    1,988
                                                     --------
Copying--1.9%
Xerox Corp.                                  22,000    1,180
                                                     --------
Electronics--0.8%
Mentor Graphics Corp. (b)                    20,000      178
Teradyne, Inc. (b)                           20,800      346
                                                     --------
                                                         524
                                                     --------
Entertainment and Leisure--2.2%
Brunswick Corp.                              56,000    1,344
                                                     --------
Financial Services--3.4%
Bear Stearns Cos., Inc.                      92,000    2,139
                                                     --------
Food--0.4%
IBP, Inc.                                    11,700      272
                                                     --------
Forest and Paper Products--1.5%
Bowater, Inc.                                 8,000      304
Potlatch Corp.                               16,000      620
                                                     --------
                                                         924
                                                     --------
Insurance--3.4%
Aetna Life & Casualty Co.                     9,000  $   633
Loews Corp.                                   4,000      310
Providian Corp.                              27,000    1,161
                                                     --------
                                                       2,104
                                                     --------
Machinery and Engineering--1.1%
Deere & Co.                                  16,000      672
                                                     --------
Medical Supplies--2.3%
Baxter International, Inc.                   13,000      608
Beckman Instruments, Inc.                    14,000      544
Foundation Health Corp. (b)                   7,500      254
                                                     --------
                                                       1,406
                                                     --------
Multi-Industry--1.0%
Unilever N.V. ADR                             4,000      631
                                                     --------
Oil and Gas--11.0%
Amoco Corp.                                  22,000    1,551
Atlantic Richfield Co.                        9,500    1,211
Repsol, S.A. ADR                             47,000    1,557
Ultramar Corp.                               72,000    2,178
Union Texas Petroleum Holdings, Inc.         14,000      303
                                                     --------
                                                       6,800
                                                     --------
Pharmaceuticals--5.8%
American Home Products Corp.                 24,000    1,530
Bristol-Myers Squibb Co.                      6,000      578
Pharmacia & Upjohn Co.                       36,000    1,485
                                                     --------
                                                       3,593
                                                     --------
Printing--3.1%
Harland (John H.) Co.                        23,000      690
Harris Corp.                                 19,000    1,237
                                                     --------
                                                       1,927
                                                     --------
Publishing--0.6%
Washington Post Co., Class B                  1,000      350
                                                     --------
Real Estate--0.9%
Meditrust Corp.                              17,000      589
                                                     --------
Retail--3.9%
Dillard Department Stores, Inc.              17,000      548
Penney (J.C.) Co.                             9,400      509
Supervalu, Inc.                              45,000    1,238
Tandy Corp.                                   3,800      153
                                                     --------
                                                       2,448
                                                     --------
Telecommunications--2.1%
Pacific Telesis Group                        23,000      773
Southern New England Telecommunications
 Corp.                                       14,000      516
                                                     --------
                                                       1,289
                                                     --------
Textiles--0.9%
Springs Industries, Inc., Class A            12,000      534
                                                     --------
Tire and Rubber--0.9%
Goodyear Tire & Rubber Co. (The)             12,000      553
                                                     --------
Tobacco--3.2%
Philip Morris Cos., Inc.                     16,000    1,436
RJR Nabisco Holdings Corp.                   22,000      572
                                                     --------
                                                       2,008
                                                     --------
Transportation: Air--0.9%
AMR Corp. (b)                                 7,000      557
                                                     --------

                                       Annual Report See accompanying notes / 15

PIMCO Advisors
Value Fund


PORTFOLIO OF INVESTMENTS  September 30, 1996


                                                 Value
($ in thousands)                      Shares  (Note 2)
------------------------------------------------------
Transportation: Rail--1.9%
Conrail, Inc.                          8,000  $   579
GATX Corp.                            13,000      608
                                              -------
                                                1,187
                                              -------
Utilities: Electric--5.4%
DTE Energy Co.                        44,000    1,232
Pacific Gas & Electric Co.            42,000      913
PP&L Resources, Inc.                  26,000      568
Washington Water Power Co.            32,000      604
                                              -------
                                                3,317
                                              -------
Utilities: Gas--2.9%
NICOR, Inc.                           36,000    1,215
Peoples Energy Corp.                  18,000      612
                                              -------
                                                1,827
                                              -------
Utilities: Telephone Systems--3.5%
Sprint Corp.                          40,000    1,555
U.S. West, Inc.                       20,000      595
                                              -------
                                                2,150
                                              -------
Total Common Stocks
     (Cost $55,418)                            59,375
                                              -------

Total Investments (a)--95.7%
     (Cost $55,418)                           $59,375
                                              -------
Other Assets and Liabilities, Net--4.3%         2,669
                                              -------
Net Assets--100.0%                            $62,044
                                              =======

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $55,420. At September 30, 1996, net unrealized appreciation was $3,955. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $5,190 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $1,235.

(b) Non-income producing security.


16 / PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Growth Fund                                                   September 30, 1996


Objective:
Long-term growth of capital. Income is an incidental consideration.

Portfolio:
Primarily stocks of larger, well-established companies.

Total Net Assets:
$1,639 million

Number of Securities in the Portfolio:
50 (not including short-term instruments)

PIMCO Advisors Institutional Manager:
Columbus Circle Investors

PERFORMANCE*

Average Annual Total Return                        For periods ended 9/30/96

                 A Shares                         B Shares                     C Shares                       Lipper
             (INCEP. 10/26/90)                    (INCEP. 5/23/95)             (INCEP. 2/24/84)               Growth Fund
                              Adjusted                           Adjusted      Adjusted           S&P 500     Average
--------------------------------------------------------------------------------------------------------------------------
1 year       16.1%              9.7%              15.2%          10.2%         14.2%              20.3%        15.9%
5 years      13.0%             11.7%                --             --          12.2%              15.2%        13.7%
10 years       --                --                 --             --          14.3%              15.0%        13.3%
Inception    16.7%             15.6%              19.3%          16.5%         16.2%                --           --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Growth Fund C through September 30, 1996. The performance of Growth Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

[LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception


                Growth C        S&P 500
12/31/83        10,000          10,000
03/31/84        10,250          10,173
06/30/84        10,180           9,912
09/30/84        10,986          10,873
12/31/84        11,211          11,077
03/31/85        12,138          12,094
06/30/85        13,073          12,981
09/30/85        12,628          12,449
12/31/85        14,632          14,591
03/31/86        16,917          16,649
06/30/86        17,949          17,630
09/30/86        17,409          16,401
12/31/86        18,026          17,315
03/31/87        22,172          21,012
06/30/87        23,277          22,066
09/30/87        24,641          23,522
12/31/87        19,396          18,224
03/31/88        20,074          19,258
06/30/88        21,608          20,537
09/30/88        21,007          20,607
12/31/88        21,214          21,242
03/31/89        23,104          22,747
06/30/89        26,247          24,751
09/30/89        29,903          27,398
12/31/89        29,160          27,961
03/31/90        28,352          27,120
06/30/90        31,667          28,822
09/30/90        27,508          24,866
12/31/90        29,246          27,092
03/31/91        33,847          31,021
06/30/91        33,555          30,946
09/30/91        37,155          32,598
12/31/91        41,493          35,328
03/31/92        39,838          34,437
06/30/92        38,914          35,090
09/30/92        39,722          36,197
12/31/92        42,356          38,015
03/31/93        43,420          39,674
06/30/93        43,933          39,865
09/30/93        46,416          40,891
12/31/93        46,303          41,840
03/31/94        45,393          40,319
06/30/94        44,352          40,488
09/30/94        46,650          42,468
12/31/94        45,958          42,461
03/31/95        48,646          46,595
06/30/95        53,790          51,045
09/30/95        57,281          55,103
12/31/95        58,583          58,420
03/31/96        62,342          61,557
06/30/96        63,612          64,321
09/30/96        65,997          66,309

PORTFOLIO COMPOSITION


Top 10 Holdings
Company  Primary Business                                                         % of Net Assets
-------------------------------------------------------------------------------------------------
Intel Corp. Semiconductor memory circuits                                                    3.3%
-------------------------------------------------------------------------------------------------
Boeing Co.  Manufacturer jet airplanes: missiles                                             3.2%
-------------------------------------------------------------------------------------------------
Johnson & Johnson  Healthcare products                                                       2.9%
-------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.  Manufacturer telecommunication systems, software, products        2.9%
-------------------------------------------------------------------------------------------------
Black & Decker Corp.  Manufacturer power tools/home products                                 2.9%
-------------------------------------------------------------------------------------------------
Columbia HCA Healthcare  Healthcare facilities/services                                      2.9%
-------------------------------------------------------------------------------------------------
Schlumberger Ltd.  Oil field services                                                        2.9%
-------------------------------------------------------------------------------------------------
Microsoft Corp.  Software for microcomputers                                                 2.7%
-------------------------------------------------------------------------------------------------
American Home Products  Drugs, food, household ware, packaged medicine, medical products     2.7%
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.  Manufacturer of computer network products                               2.7%
-------------------------------------------------------------------------------------------------
Top Ten Total                                                                               29.1%

                           [BAR GRAPH APPEARS HERE]

Portfolio Composition

Common Stocks           92%
Cash Equivalents         8%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

Top 5 Industries    % of Net Assets

-----------------------------------
Computer Serv. & Software     11.4%
-----------------------------------
Retail                        10.5%
-----------------------------------
Electronics                    6.5%
-----------------------------------
Oil and Gas                    6.2%
-----------------------------------
Financial Services             5.9%
-----------------------------------

PORTFOLIO INSIGHTS

Once again, the Growth Fund provided solid results for its shareholders, with Class B shares returning 15.2%, Class C shares returning 14.2%, and Class A shares beating the Lipper Growth Fund Average with a return of 16.1% for the one- year period ended September 30, 1996. And while past performance is no guarantee of future results, this year was yet another layer in the Fund's history of strong performance, with its 10-year return of 14.3% also surpassing the Lipper Average.
   Technology was the Fund's number one sector throughout much of the year. As this sector experienced a great deal of volatility during the past 12 months, security selection was key to the Fund's success. Intel, Computer Associates and Cisco Systems are a few of the names that proved to be solid longer-term investments, providing positive results when technology was in and out of favor. Another major contributor in the technology area was Lucent Technologies. Lucent designs and manufactures telephones, as well as the networks that carry telephone calls. Once owned by AT&T, Lucent recently completed a successful spin-off. With "buy" ratings from several major brokerage firms, Lucent quickly developed a strong following among investors. The company came through on these high expectations when it announced the signing of a $1 billion contract with ICG Communications.
   In addition to technology, the Fund maintained a strong position in the finance sector during the year. One of the Fund's best performing securities in this sector was Green Tree Financial. Other strong performers in this sector included Allstate Corporation and Associates First Capital.
   Overall, the Fund remained underweighted in some of the year's worst performing sectors. But, selected holdings in utilities and consumer staples still hurt final performance results. In particular, Worldcom, a long-distance telephone service company, suffered negative effects from their announced acquisition of MFS Communication, a telecommunication firm. The manager of the Fund continues to believe in the long-term value of this acquisition and the company overall, expecting the stock to strengthen in coming months.
   The Fund's manager believes that recent stock market highs, combined with a growing sense of uncertainty about the economy, should encourage many investors to move toward more stable, quality stocks. The manager further believes that this "flight to quality" should spell good news for the large-cap growth companies the Fund targets. To capitalize on this favorable environment, the manager will continue to concentrate on bottom-up security selection, searching for good companies that are surprising the market with better than expected results.

                                                          1996 Annual Report/17

PIMCO Advisors
Growth Fund


PORTFOLIO OF INVESTMENTS                                 September 30, 1996

                                                        Principal     Value
($ in thousands)                                           Amount  (Note 2)
---------------------------------------------------------------------------
Short-Term Notes--10.1%
Apreco, Inc., 5.350%, 10/31/96                         $    4,500  $  4,479
Bell Atlantic Network Funding Corp., 5.300%,
     10/3/96                                               10,000     9,996
Bell South Telecommunications, 5.310%,
     10/4/96                                               10,000     9,994
Ciesco L.P., 5.250%, 10/2/96                               10,000     9,997
Commerzbank, 5.300%, 10/7/96                               11,700    11,688
Corporate Asset Funding Co., Inc., 5.270%,
     10/2/96                                               10,200    10,197
CSW Credit, 5.270%, 10/9/96                                 9,200     9,188
Dean Witter Discover Corp., 5.310%, 10/22/96               12,000    11,961
Federal National Mortgage Association, 5.150%,
     10/10/96                                              13,000    12,981
Federal National Mortgage Association, 5.200%,
     10/16/96                                              13,000    12,970
Goldman Sachs & Co., 5.340%, 10/10/96                      12,000    11,982
Goldman Sachs & Co., 5.470%, 10/1/96                        1,500     1,500
Government Development Bank of Puerto Rico,
     5.400%, 10/21/96                                       9,000     8,972
National Rural Utilities Cooperative Finance Corp.,
     5.260%, 10/1/96                                       10,000     9,999
PHH Corp., 5.350%, 10/9/96                                  5,400     5,393
SmithKline Beecham, 5.330%, 10/15/96                        9,500     9,479
Stat Oil, 5.300%, 10/24/96                                  8,000     7,972
U.S. Central Credit Union, 5.330%, 10/17/96                 6,700     6,683
                                                                   --------
Total Short-Term Notes
     (Cost $165,431)                                                165,431
                                                                   --------

                                                           Shares
---------------------------------------------------------------------------
Common Stocks--91.6%
Aerospace--1.2 %
Lockheed Martin                                           210,000    18,926
                                                                   --------
Appliances--2.9%
Black & Decker Corp.                                    1,140,000    47,310
                                                                   --------
Banks--4.1 %
Chase Manhattan Corp.                                     500,000    40,063
NationsBank Corp.                                         310,000    26,931
                                                                   --------
                                                                     66,994
                                                                   --------
Communication Equipment--1.6 %
U.S. Robotics Corp. (b)                                   400,000    25,850
                                                                   --------
Computer Services and Software--11.4%
Cisco Systems, Inc. (b)(c)                                700,000    43,444
Computer Associates International Inc.                    700,000    41,825
Computer Sciences Corp. (b)                               410,000    31,519
First Data Corp.                                          320,000    26,120
Microsoft Corp. (b)                                       340,000    44,838
                                                                   --------
                                                                    187,746
                                                                   --------
Copying--0.9%
Xerox Corp.                                               275,000    14,747
                                                                   --------
Cosmetics--1.1%
Gillette Co.                                              250,000    18,031
                                                                   --------
Electronics--6.5%
Atmel Corp. (b)                                           800,000    24,700
Honeywell, Inc.                                           470,000    29,669
Intel Corp.                                               560,000    53,445
                                                                   --------
                                                                    107,814
                                                                   --------

                                                                       Value
($ in thousands)                                           Shares   (Note 2)
----------------------------------------------------------------------------
Energy--2.9%
Schlumberger Ltd.                                         555,000  $ 46,898
                                                                   --------
Financial Services--5.9%
Associates First Capital Corp.                            800,000    32,800
Green Tree Financial Corp.                              1,000,000    39,250
Merrill Lynch & Co.                                       370,000    24,281
                                                                   --------
                                                                     96,331
                                                                   --------
Food--1.0%
Campbell Soup Co.                                         220,000    17,160
                                                                   --------
Forest and Paper Products--2.7%
Georgia Pacific (c)                                       220,000    17,408
Kimberly Clark Corp.                                      310,000    27,319
                                                                   --------
                                                                     44,727
                                                                   --------
Health Management--4.9%
Columbia HCA Healthcare Corp.                             830,000    47,206
HBO & Co.                                                 498,000    33,242
                                                                   --------
                                                                     80,448
                                                                   --------
Hotels And Gaming--1.7%
Hilton Hotels Corp.                                     1,000,000    28,375
                                                                   --------
Insurance--2.6%
Allstate Corp.                                            850,000    41,863
                                                                   --------
Media--2.3%
Infinity Broadcasting Corp., Class A (b)                  650,000    20,475
Liberty Media Group, Series A (b)                         600,000    17,175
                                                                   --------
                                                                     37,650
                                                                   --------
Medical Supplies--4.1%
Johnson & Johnson                                         940,000    48,175
Medtronic, Inc.                                           300,000    19,238
                                                                   --------
                                                                     67,413
                                                                   --------
Miscellaneous Manufacturing--4.4%
Boeing Co.                                                550,000    51,975
Nike Inc., Class B                                        160,000    19,440
                                                                   --------
                                                                     71,415
                                                                   --------
Oil and Gas--6.2 %
Atlantic Richfield Co.                                    270,000    34,425
Burlington Resources Inc.                                 350,000    15,531
Sonat Inc.                                                450,000    19,913
Texaco Inc.                                               350,000    32,200
                                                                   --------
                                                                    102,069
                                                                   --------
Pharmaceuticals--2.8%
American Home Products Corp.                              700,000    44,625
                                                                   --------
Retail--10.5%
Dayton-Hudson Corp.                                       753,000    24,849
Home Depot, Inc.                                          600,000    34,125
Price/Costco, Inc. (b)                                    600,000    12,300
Safeway, Inc. (b)                                         420,000    17,903
Staples, Inc. (b)                                       1,100,000    24,406
TJX Cos., Inc.                                            730,000    26,188
Toys "R" Us, Inc. (b)                                     625,000    18,203
Wal-Mart Stores, Inc.                                     560,000    14,770
                                                                   --------
                                                                    172,744
                                                                   --------
Telecommunications--5.6%
Ascend Communications, Inc. (b)                           410,000    27,110
Loral Space & Communications (b)                        1,000,000    15,750
Lucent Technologies Inc.                                1,050,000    48,168
                                                                   --------
                                                                     91,028
                                                                   --------

18/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Growth Fund


PORTFOLIO OF INVESTMENTS                     September 30, 1996

                                                          Value
($ in thousands)                           Shares      (Note 2)
---------------------------------------------------------------
Utilities:Telephone Systems--4.3%
MCI Communications Corp.                  1,450,000  $   37,155
Worldcom, Inc. (b)                        1,560,000      33,344
                                                     ----------
                                                         70,499
                                                     ----------
Total Common Stocks
     (Cost $1,248,235)                                1,500,663
                                                     ----------
Total Securities Owned (a)
     (Cost $1,413,666)                                1,666,094
                                                     ----------
                                          Contracts
---------------------------------------------------------------
Outstanding Call Options Written--0.0%
Cisco Systems, Inc., expiring
     October '96 @ 60.00                        502        (176)
Georgia Pacific, expiring
     October '96 @ 80.00                        340         (34)
                                                     ----------
Total Outstanding Call Options Written
     (Premiums Received $181)                              (210)
                                                     ----------
                                                          Value
($ in thousands)                                       (Note 2)
--------------------------------------------------------------
Total Investments,
Net of Outstanding Options Written--101.7%
     (Cost $1,413,485)                               $1,665,884
                                                     ----------
Other Assets and Liabilities, Net--(1.7%)               (27,309)
                                                     ----------
Net Assets--100.0%                                   $1,638,575
                                                     ==========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $1,413,666. At September 30, 1996, net unrealized appreciation was $252,428. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $259,523 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $7,095.

(b) Non-income producing security.

(c) See Outstanding Call Options Written.



                       Annual Report See accompanying notes/19

PIMCO Advisors
Target Fund                                                   September 30, 1996


Objective:
Capital appreciation.

Portfolio:
Stocks of companies
with medium-sized
capitalizations.

Total Net Assets:
$1,181 million

Number of Securities
in the Portfolio:
57 (not including short-term
instruments)

PIMCO Advisors Institutional Manager:
Columbus Circle
Investors

PERFORMANCE*


Average Annual Total Return                        For periods ended 9/30/96
             A Shares                             B Shares                      C Shares            S&P       Lipper
             (INCEP. 12/17/92)                    (INCEP. 5/22/95)              (INCEP. 12/17/92)   Mid-Cap   Mid-Cap
                                Adjusted                     Adjusted           Adjusted            Index     Fund Avg.
----------------------------------------------------------------------------------------------------------------
1 year       16.5%              10.1%             15.6%      10.6%              14.7%               14.0%     16.7%
3 years      15.4%              13.2%               --         --               14.5%               13.4%     14.8%
Inception    19.4%              17.6%             23.6%      20.8%              18.5%                 --        --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Target Fund A and C through September 30, 1996. The performance of Target Fund B will be greater or less than the lines shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

Change in value of $10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]


               Target A        Target C         S&P Mid-Cap
09/30/92         9,450          10,000          10,000
12/31/92         9,554          10,110          10,000
03/31/93        10,093          10,660          10,328
06/30/93        10,792          11,380          10,569
09/30/93        12,020          12,650          11,100
12/31/93        11,991          12,589          11,396
03/31/94        11,695          12,256          10,962
06/30/94        11,304          11,822          10,563
09/30/94        12,525          13,074          11,278
12/31/94        12,454          12,978          10,987
03/31/95        13,372          13,909          11,876
06/30/95        14,512          15,065          12,923
09/30/95        15,846          16,414          14,185
12/31/95        16,345          16,912          14,388
03/31/96        17,208          17,759          15,274
06/30/96        18,556          19,122          15,714
09/30/96        18,459          18,984          16,171

PORTFOLIO COMPOSITION

Top 10 Holdings
Company  Primary Business                                        % of Net Assets
--------------------------------------------------------------------------------
Gucci Group  Manufacturer personal luxury accessories                       3.8%
--------------------------------------------------------------------------------
International Game Technology  Coin operated video/reel games               3.5%
--------------------------------------------------------------------------------
HEALTHSOUTH Rehabilitation Corp.  Medical rehabilitation service            3.0%
--------------------------------------------------------------------------------
USA Waste Services  Non-hazard solid waste management                       2.9%
--------------------------------------------------------------------------------
Guidant Corp.  Design/manufacturer cardiological equipment                  2.9%
--------------------------------------------------------------------------------
Diebold, Inc.  Record storage/bank security                                 2.7%
--------------------------------------------------------------------------------
Fore Systems, Inc.  Manufacturer high-performance network products          2.7%
--------------------------------------------------------------------------------
Republic Industries, Inc.  Non-hazardous solid waste services               2.6%
--------------------------------------------------------------------------------
Harley-Davidson, Inc.  Manufactures motorcycles                             2.5%
--------------------------------------------------------------------------------
MGM Grand, Inc.  Hotel/casino & airline operator                            2.3%
--------------------------------------------------------------------------------
Top Ten Total                                                              28.9%

Portfolio Composition

[BAR GRAPH APPEARS HERE]

Common Stocks           94%
Cash Equivalents         6%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

Top 5 Industries              % of Net Assets

---------------------------------------------
Entertainment and Leisure               12.0%
---------------------------------------------
Oil and Gas                              6.7%
---------------------------------------------
Retail                                   6.4%
---------------------------------------------
Electronics                              6.4%
---------------------------------------------
Telecommunications                       6.2%
---------------------------------------------

PORTFOLIO INSIGHTS

The Target Fund outperformed its benchmark, the Standard & Poor's Mid-Cap Index (an unmanaged index of common stocks), for the one-, three-, and since inception periods ended September 30, 1996. Specifically, the Fund posted one-year returns of 16.5% for Class A shares, 15.6% for Class B shares and 14.7% for Class C shares.
   Like the stock market in general, the Target Fund experienced relative volatility during the year. For example, consider the Fund's holdings in the technology sector. Technology was one of the Fund's larger sectors throughout the year. While these holdings detracted from performance during the summer months, when technology-related stocks in general were down, they rebounded and contributed positively to the Fund's final performance. In particular, the Fund realized significant gains from Fore Systems, a worldwide leader in the design, development, manufacturing and sale of high performance local area networking
(LAN) products. The company dominates the asynchronous transfer mode (ATM) market, a technology that increases network capacity and allows for transmission of voice data over existing networks.
   Two other industries that aided the Fund's performance this year were healthcare and consumer discretionary. Healthcare companies in general were supported by an aging population and a shortened approval time by the Food and Drug Administration. Success in healthcare included Jones Medical, HEALTHSOUTH and Guidant Corporation. Consumer discretionary benefited periodically from positive economic news. Standout holdings in this sector included Gucci, International Game Technology, Jones New York and Starbucks.
    The Fund's underweighting in the financial sector somewhat limited potential returns, as banks and finance companies were boosted by lower interest rates and perceptions that the Federal Reserve Board would not raise rates until next year. The Fund's exposure to this sector has been building, however, with a particular focus on the housing related stocks.
   The manager of the Target Fund expects sectors such as technology and energy to stay in the limelight for a while. As a result, the Fund will look to maintain a meaningful exposure in these sectors going forward, concentrating on companies with better-than expected fundamentals. In addition, the Fund will continue to hold stocks of companies the manager defines as "special situations," which are companies that are improving their balance sheets through mergers, acquisitions or consolidations.


20/PIMCO Advisors Funds

PIMCO Advisors
Target Fund


PORTFOLIO OF INVESTMENTS                              September 30, 1996

                                                    Principal      Value
($ in thousands)                                       Amount   (Note 2)
------------------------------------------------------------------------
Short-Term Notes--7.6%
Bell Atlantic Network Funding Corp., 5.310%,
     10/8/96                                       $   11,100   $ 11,087
Bell South Telecommunications, 5.300%,
     10/2/96                                            5,000      4,999
Canadian Wheat Board, 5.350%, 10/7/96                  11,300     11,288
Ciesco L.P., 5.250%, 10/2/96                           10,000      9,997
Cooperative Association of Tractor Dealers,
     5.350%, 10/17/96                                   5,500      5,486
Corporate Asset Funding Co., Inc., 5.300%,
     10/22/96                                           9,000      8,971
Dean Witter Discover Corp., 5.300%, 10/4/96             7,000      6,996
Federal National Mortgage Association,
     5.150%, 10/10/96                                  10,000      9,986
Goldman Sachs & Co., 5.360%, 10/3/96                   10,000      9,996
National Rural Utilities Cooperative Finance
     Corp., 5.260%, 10/1/96                             5,400      5,399
UBS Finance, 5.780%, 10/1/96                            5,400      5,399
                                                                --------
Total Short-Term Notes                                            89,604
     (Cost $89,604)                                             --------

                                                       Shares
------------------------------------------------------------------------
Common Stocks--94.4%
Advertising--0.9%
Omnicon Group, Inc.                                   236,900     11,075
                                                                --------
Apparel--1.7%
Liz Claiborne, Inc.                                   556,700     20,737
                                                                --------
Automotive Manufacturing--2.5%
Harley-Davidson, Inc.                                 677,900     29,150
                                                                --------
Banks--1.0%
Greenpoint Financial Cos.                             310,500     11,838
                                                                --------
Chemicals--1.8%
Raychem Corp.                                         285,400     21,405
                                                                --------
Commercial Services--1.5%
APAC Teleservices (b)                                 282,700     14,488
Robert Half International, Inc. (b)                    83,700      3,086
                                                                --------
                                                                  17,574
                                                                --------
Computer Services and Software--5.3%
Baan Co. N.V. (b)                                     480,200     16,027
Netscape Communications (b)                           311,000     14,423
Peoplesoft, Inc. (b)                                  149,300     12,429
Sterling Commerce, Inc. (b)                           660,100     19,473
                                                                --------
                                                                  62,352
                                                                --------
Computers--3.1%
Acxiom Corp. (b)                                      282,400     11,614
Adaptec, Inc. (b)                                     425,000     25,500
                                                                --------
                                                                  37,114
                                                                --------
Electronics--6.4%
Altera Cos. (b)                                       220,000     11,138
Diebold, Inc.                                         549,350     32,068
Fore Systems, Inc. (b)                                770,000     31,859
                                                                --------
                                                                  75,065
                                                                --------
Entertainment and Leisure--12.0%
Callaway Golf Co.                                     790,900     26,989
Fleetwood Enterprises, Inc.                           496,800     15,277
Hospitality Franchise Systems, Inc. (b)               269,200     18,003
International Game Technology                       2,000,000     41,000
MGM Grand, Inc. (b)                                   656,000     27,716
Regal Cinemas, Inc. (b)                               489,850     12,246
                                                                --------
                                                                 141,231
                                                                --------
                                                                   Value
($ in thousands)                                       Shares   (Note 2)
------------------------------------------------------------------------
Environmental Control--5.5%
Republic Industries, Inc. (b)                       1,059,900    $30,737
USA Waste Services, Inc. (b)                        1,084,400     34,159
                                                                --------
                                                                  64,896
                                                                --------
Financial Services--1.7%
Washington Mutual, Inc.                               548,700     20,439
                                                                --------
Health Care--3.0%
HEALTHSOUTH Rehabilitation Corp. (b)                  917,300     35,201
                                                                --------
Homebuilders--0.9%
Herman Miller, Inc.                                   275,600     11,162
                                                                --------
Household Products--1.4%
Sunbeam Corp.                                         702,700     16,250
                                                                --------
Insurance--1.9%
Everest Reinsurance Holdings, Inc.                    893,400     22,112
                                                                --------
Media--4.0%
Clear Channel Communications, Inc. (b)                287,400     25,435
Gartner Group, Inc., Class A (b)                      656,400     22,318
                                                                --------
                                                                  47,753
                                                                --------
Medical Supplies--2.9%
Guidant Corp.                                         617,300     34,105
                                                                --------
Miscellaneous Manufacturing--3.8%
Harnischfeger Industries, Inc.                        271,700     10,257
Oakley, Inc. (b)                                      408,600     17,366
Waters Cos. (b)                                       559,200     18,314
                                                                --------
                                                                  45,937
                                                                --------
Oil and Gas--6.7%
Columbia Gas System                                   244,500     13,692
Diamond Offshore Drilling (b)                         286,700     15,769
Ensco International, Inc. (b)                         579,700     18,840
Helmerich & Payne, Inc.                               270,400     11,796
Tosco Cos.                                            342,800     18,811
                                                                --------
                                                                  78,908
                                                                --------
Pharmaceuticals--1.5%
Jones Medical Industries, Inc.                        361,900     17,551
                                                                --------
Restaurants--2.6%
Planet Hollywood International, Inc., Class A (b)     210,400      5,891
Starbucks Corp. (b)                                   759,700     25,070
                                                                --------
                                                                  30,961
                                                                --------
Retail--6.4%
Bed, Bath & Beyond, Inc. (b)                          535,300     14,654
Dollar General Cos.                                   596,400     18,563
Fred Myer Inc. (b)                                    400,000     13,250
Saks Holding, Inc. (b)                                477,200     16,702
Thrifty Payless Holdings, Inc. (b)                    655,900     12,216
                                                                --------
                                                                  75,385
                                                                --------

Telecommunications--6.2%
American Satellite Network, Inc.
     (warrants expire 6/30/99)(b)                      53,250          0
Andrew Corp. (b)                                      309,900     15,456
Aspect Telecommunications (b)                         354,500     22,068
LCI International, Inc. (b)                           386,400     12,172
Qualcomm, Inc. (b)                                    540,200     22,959
                                                                --------
                                                                  72,655
                                                                --------

                                       Annual Report See accompanying notes/21

PIMCO Advisors
Target Fund


PORTFOLIO OF INVESTMENTS                                      September 30, 1996

                                                    Value
($ in thousands)                      Shares     (Note 2)
---------------------------------------------------------
Textiles--5.6%
Gucci Group N.V.                      623,100  $   45,175
Jones Apparel Group, Inc. (b)         333,200      21,242
                                               ----------
                                                   66,417
                                               ----------
Transportation: Air--0.9%
Atlas Air, Inc. (b)                   241,800      10,336
                                               ----------
Utilities: Telephone Systems--1.5%
Cincinnati Bell, Inc.                 339,500      17,993
                                               ----------
Wholesale Trade--1.7%
Tech Data Corp. (b)                   703,300      19,603
                                               ----------
Total Common Stocks
     (Cost $918,124)                            1,115,205
                                               ----------
                                                    Value
($ in thousands)                                 (Note 2)
---------------------------------------------------------
Total Investments (a)--102.0%
     (Cost $1,007,728)                         $1,204,809
                                               ----------
Other Assets and Liabilities, Net--(2.0%)         (23,983)
                                               ----------
Net Assets--100.0%                             $1,180,826
                                               ==========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $1,007,734. At September 30, 1996, net unrealized appreciation was $197,075. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $213,268 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $16,193.

(b) Non-income producing security.


22 / PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Discovery Fund                                                September 30, 1996
--------------------------------------------------------------------------------

Objective:
Capital appreciation.

Portfolio:
Primarily stocks of
smaller-capitalization
companies.

Total Net Assets:
$70 million

Number of Securities
in the Portfolio:
96 (not including short-term
instruments)

PIMCO Advisors
Institutional Manager:
Cadence Capital
Management


PERFORMANCE*


Average Annual Total Return                For periods ended 9/30/96
                                                                                                    Lipper Small
                   A Shares                B Shares                    C Shares          Russell    Company
                   (INCEP. 6/27/95)        (INCEP. 6/27/95)            (INCEP. 6/27/95)  2000       Growth Fund
                             Adjusted                 Adjusted         Adjusted          Index      Average
-----------------------------------------------------------------------------------------------------------------
1 year               9.4%      3.4%         8.6%       3.6%              7.6%            13.1%      17.2%
Inception           14.9%      9.9%        14.0%      10.9%             14.0%              --         --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Discovery Fund A, B and C since inception through September 30, 1996. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                           [LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception


              Discovery A    Discovery B     Discovery C      Russell 2000 Index
6/30/95         9,450           10,000          10,000        10,000
9/30/95         10,291          10,860          10,860        10,959
12/31/95        9,984           10,430          10,430        11,197
3/31/96         10,357          10,800          10,800        11,771
6/30/96         10,556          11,080          11,080        12,360
9/30/96         11,255          11,390          11,790        12,402


PORTFOLIO COMPOSITION


Top 10 Holdings
Company  Primary Business                                        % of Net Assets
--------------------------------------------------------------------------------
Cadence Design Systems, Inc.  Software for computer-aid-engineering         2.0%
--------------------------------------------------------------------------------
Orthodotic Centers of America, Inc.  Bone fracture treatment products       1.7%
--------------------------------------------------------------------------------
Health Management Associates Inc.  Operates acute care hospitals            1.7%
--------------------------------------------------------------------------------
McAfee Associates, Inc.  Develops personal computer software                1.6%
--------------------------------------------------------------------------------
Cytec Industries, Inc.  Integrated chemical production                      1.6%
--------------------------------------------------------------------------------
Rational Software Corp.  Develop software/computer systems                  1.5%
--------------------------------------------------------------------------------
Richfood Holdings, Inc.  Wholesale food distributor                         1.5%
--------------------------------------------------------------------------------
Parametric Technology Corp.  Mechanical design, software products           1.4%
--------------------------------------------------------------------------------
Methode Electronics, Inc.  Electronic component devices                     1.4%
--------------------------------------------------------------------------------
Tiffany & Co.  Retailer: jewelry, gift items                                1.4%
--------------------------------------------------------------------------------
Top Ten Total                                                              15.8%


Portfolio Composition                          Top 5 Industries  % of Net Assets
                                               ---------------------------------
Common Stocks 88%                              Insurance                   12.2%
                                               ---------------------------------
                      Cash                     Computer Serv. & Software    8.9%
                      Equivalents 12%          ---------------------------------
                                               Banks                        8.7%
                                               ---------------------------------
                                               Oil and Gas                  6.4%
[BAR GRAPH APPEARS HERE]                       ---------------------------------
                                               Retail                       6.3%
                                               ---------------------------------


Cash Equivalents include short-term instruments, cash and other assets less liabilities.

PORTFOLIO INSIGHTS


While the Discovery Fund's recent performance has been quite strong, the Fund's returns for the one-year period ended September 30, 1996 still fell short of its benchmark, the Russell 2000 Index (an unmanaged index of small-cap stocks). Specifically, for the three-months ended September 30, 1996, the Fund's shares increased 6.6%, 6.4% and 5.4% for its Class A, B and C shares, respectively, compared to an increase of only 0.3% for the benchmark. For the one-year period, the Fund's shares increased 9.4%, 8.6% and 7.6% for its Class A, B and C shares, respectively.

   The Discovery Fund's top sector as of September 30, 1996 was finance, which includes insurance companies (12.2%) and banks (8.7%). In general, finance-related companies are very sensitive to interest rates, so the Fund's finance holdings were boosted by the quarter's lower interest rates and the increasing belief that the Federal Reserve Board will not raise rates in the near-term.

   Another major area of investment for the Fund on September 30, 1996 was retail. An example of a strong performer in this industry was Tiffany & Company--the manufacturer and retailer of luxury jewelry and gift items. A new marketing campaign helped this small-cap company push earnings up 55% in the quarter, handily beating Wall Street estimates. With the holiday season approaching (typically the best selling period for retailers), the Fund's manager believes Tiffany & Company should be able to continue to expand sales while widening its operating margin.

   Computer and other technology-related companies also accounted for a sizable portion of the Fund's assets at times during the year, and this sector periodically caused the Fund some problems. During the first six months of the period, the Fund was overweighted in technology, with a large percentage of its technology investments centering around the semiconductor theme. Unfortunately, semiconductor-related companies in general were hurt by a poor supply/demand ratio--a situation that negatively affected the Fund's holdings.

   Going forward, the Fund's manager will attempt to build on the Fund's recent success through selective stock picking, concentrating as always on small-cap companies that are reasonably priced given their assets and business prospects. It will be this attention to price, the manager believes, that will allow the Fund to avoid "hot" sectors and stocks that are overpriced.


                                                          1996 Annual Report/23

PIMCO Advisors
Discovery Fund


PORTFOLIO OF INVESTMENTS                                      September 30, 1996


                                                          Value
($ in thousands)                                Shares  (Note 2)
--------------------------------------------------------------
Common Stocks--87.5%
Aerospace--1.1%
Alliant Techsystems, Inc. (b)                   14,000   $  726
Gencorp, Inc.                                    1,000       14
Greenwich Air Services, Inc. (b)                 1,000       20
                                                         ------
                                                            760
                                                         ------
Apparel--1.2%
Tommy Hilfiger Corp. (b)                        14,800      877
                                                         ------
Automotive Manufacturing--0.1%
SPX Corp.                                        1,000       30
                                                         ------
Banks--8.7%
Associated Banc-Corp.                           20,800      840
Centura Banks, Inc.                             20,000      772
City National Corp.                             51,600      935
Colonial Bancgroup, Inc.                         1,000       35
Cullen Frost Bankers                            32,200      970
Finova Group                                    14,100      846
First Midwest Bancorp, Inc.                      1,000       30
Mark Twain Bancshares                           15,300      645
North Folk                                       1,000       32
One Valley Bancorp, Inc.                         1,000       39
Union Planters Corp.                            25,900      919
Westamerica Bancorporation                       1,000       51
                                                         ------
                                                          6,114
                                                         ------
Biotechnology--1.4%
Physio-Control International Corp. (b)          38,300      967
                                                         ------
Building Materials and Construction--4.3%
Lennar Corp.                                    28,000      623
Medusa Corp.                                    25,200      775
Oakwood Homes Corp.                             31,400      864
Texas Industries, Inc.                          11,900      713
                                                         ------
                                                          2,975
                                                         ------
Chemicals--3.3%
Cytec Industries Corp. (b)                      27,900    1,085
Mississippi Chemical Corp.                      19,900      465
Raychem Corp.                                   10,500      788
                                                         ------
                                                          2,338
                                                         ------
Computer Services and Software--8.9%
Bantec, Inc. (b)                                 1,000       21
Black Box Corp. (b)                              1,000       33
Cadence Design Systems, Inc. (b)                39,150    1,400
Gateway 2000, Inc. (b)                          14,500      694
McAfee Associates, Inc. (b)                     15,800    1,090
Parametric Technology Corp. (b)                 20,000      988
Rational Software Corp. (b)                     31,400    1,072
Tech Data Corp. (b)                             30,500      850
Veritas Software Corp. (b)                       1,000       71
                                                         ------
                                                          6,219
                                                         ------
Containers--2.5%
Bemis Co.                                       25,900      877
First Brands Corp.                              34,400      899
                                                         ------
                                                          1,776
                                                         ------
Electronics--5.8%
Belden, Inc. (b)                                24,400      708
C-Cube Microsystems (b)                         15,800      701
Methode Electronics, Inc., Class A (b)          52,500      978
Sanmina Corp. (b)                               20,300      817
Tektronix, Inc. (b)                             20,000      818
                                                         ------
                                                          4,022
                                                         ------
Entertainment and Leisure--2.6%
Ameristar Casinos, Inc. (b)                      3,500       19
Callaway Golf Co.                               27,000      921
K2, Inc.                                        29,600      773
Westwood One, Inc. (b)                           4,700       86
                                                         ------
                                                          1,799
                                                         ------
Environmental Control--1.2%
United Waste Systems, Inc. (b)                  24,100      837
                                                         ------
Financial Services--4.8%
Countrywide Credit Industries, Inc.             34,800      892
Green Tree Financial Corp.                      23,400      918
Magna Group, Inc.                               27,100      759
Money Store, Inc. (The)                         30,175      800
Olympic Financial Ltd. (b)                       1,000       24
                                                         ------
                                                          3,393
                                                         ------
Food--1.5%
Richfood Holdings, Inc.                         28,400    1,058
                                                         ------
Health Care--1.7%
Orthodontic Centers of America, Inc. (b)        57,400    1,170
                                                         ------
Health Management--3.4%
Health Management Associates, Inc.,
     Class A (b)                                46,575    1,159
PHP Healthcare Corp. (b)                        15,100      432
Universal Health Services, Inc., Class B (b)    27,600      752
                                                         ------
                                                          2,343
                                                         ------
Industrial Components--1.4%
Roper Industries, Inc.                          20,100      950
                                                         ------
Insurance--12.2%
Allmerica Financial Corp. (b)                   22,800      741
American Travellers Corp. (b)                    1,000       33
Citizens Corp.                                  32,900      720
HCC Insurance Holdings, Inc.                    33,750      975
Mid Ocean Limited (b)                           21,300      908
Mutual Risk Management Ltd.                     21,566      625
Nac Re Corp.                                    17,300      623
Penncorp Financial Group, Inc.                  24,800      800
Protective Life Corp.                           22,200      838
Reinsurance Group of America                    17,300      759
Selective Insurance Group                       21,600      724
Vesta Insurance Group, Inc.                     19,800      760
                                                         ------
                                                          8,506
                                                         ------
Machinery and Engineering--1.1%
Duriron Company, Inc.                           30,000      795
                                                         ------
Media--1.4%
United Video Satellite Group, Class A (b)       47,800      968
                                                         ------


24/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Discovery Fund


 PORTFOLIO OF INVESTMENTS                      SEPTEMBER 30, 1996


                                                            Value
($ in thousands)                                 Shares  (Note 2)
------------------------------------------------------------------
Medical Supplies--2.7%
Inphynet Medical Management (b)                   1,000  $    18
Kinetic Concepts, Inc.                           58,100      839
Orthologic Corp. (b)                              1,000       11
Rotech Medical Corp. (b)                          4,800       79
Sybron International Corp. (b)                   33,300      965
                                                         -------
                                                           1,912
                                                         -------
Metal Fabrication--1.4%
Mueller Industries, Inc. (b)                     22,800      926
Oregon Metallurgical Corp. (b)                    1,000       32
                                                         -------
                                                             958
                                                         -------
Oil and Gas--6.4%
Camco International, Inc.                        20,000      748
El Paso Natural Gas                              16,000      704
Falcon Drilling Company (b)                      30,200      785
Flores & Rucks, Inc. (b)                          1,000       38
Oneok, Inc.                                      22,700      624
Tidewater, Inc.                                  20,200      755
Vintage Petroleum, Inc.                          26,100      766
Zeigler Coal Holding Co.                          1,000       17
                                                         -------
                                                           4,437
                                                         -------
Pharmaceuticals--0.7%
Biovail Corp. International (b)                  13,800      493
Rexall Sundown                                      200        7
                                                         -------
                                                             500
                                                         -------
Retail--6.3%
Borders Group, Inc. (b)                          24,000      894
Consolidated Stores Corp. (b)                    22,200      888
Fred Myer, Inc. (b)                               1,000       33
Friedman's, Inc., Class A (b)                     5,000       94
Neiman-Marcus Group, Inc.                        22,500      793
Ross Stores, Inc.                                20,600      741
Tiffany & Co.                                    24,400      976
                                                         -------
                                                           4,419
                                                         -------
Telecommunications--1.1%
Vanguard Cellular Systems, Inc., Class A (b)     39,600      767
                                                         -------
Transportation: Rail--0.3%
Stolt Nielson S.A. ADR                           11,300      177
                                                         -------
Total Common Stocks
     (Cost $48,677)                                       61,067
                                                         -------
Total Investments (a)--87.5%
     (Cost $48,677)                                       61,067
                                                         -------
Other Assets and Liabilities, Net--12.5%                   8,749
                                                         -------
Net Assets--100.0%                                       $69,816
                                                         =======

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $48,679. At September 30, 1996, net unrealized appreciation was $12,388. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $12,936 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $548.

(b) Non-income producing security.



                                         Annual Report See accompanying notes/25

PIMCO Advisors
Opportunity Fund                                              September 30, 1996


Objective:
Capital appreciation.

Portfolio:
Primarily stocks of
small-capitalization
companies.

Total Net Assets:
$935 million

Number of Securities
in the Portfolio:
45 (not including short-term
instruments)

PIMCO Advisors
Institutional Manager:
Columbus Circle
Investors


PERFORMANCE*

Average Annual Total Return        For periods ended 9/30/96
             A Shares              C Shares                         Lipper Cap.
             (INCEP. 12/17/90)     (INCEP. 2/24/84)   Russell       Apprec. Fund
                      Adjusted     Adjusted           2000 Index    Average
--------------------------------------------------------------------------------
1 year       18.4%    11.8%        16.5%              13.1%         16.0%
5 years      26.2%    24.7%        25.2%              15.8%         14.2%
10 years       --       --         21.3%              11.9%         12.4%
Inception    31.5%    30.2%        20.1%                --            --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Opportunity Fund C through September 30, 1996. The performance of Opportunity Fund A will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                           [LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception

                Opportunity C   Russell 2000 Index
12/31/83        10,000          10,000
03/31/84        10,090          10,059
06/30/84        10,280           9,757
09/30/84        11,214          10,293
12/31/84        11,199           9,995
03/31/85        12,752          11,386
06/30/85        13,311          11,789
09/30/85        12,462          11,276
12/31/85        14,543          13,099
03/31/86        16,247          14,953
06/30/86        17,825          15,678
09/30/86        14,610          13,758
12/31/86        15,197          13,843
03/31/87        19,250          17,209
06/30/87        18,858          17,087
09/30/87        20,487          17,803
12/31/87        16,170          12,629
03/31/88        17,981          15,038
06/30/88        19,477          16,029
09/30/88        18,642          15,878
12/31/88        18,437          15,773
03/31/89        20,012          16,988
06/30/89        22,137          18,070
09/30/89        24,846          19,290
12/31/89        24,089          18,335
03/31/90        23,504          17,930
06/30/90        25,633          18,621
09/30/90        21,162          14,052
12/31/90        22,320          14,758
03/31/91        28,718          19,147
06/30/91        27,914          18,850
09/30/91        32,667          20,387
12/31/91        37,517          21,555
03/31/92        40,315          23,193
06/30/92        37,477          21,591
09/30/92        39,449          22,209
12/31/92        48,195          25,524
03/31/93        51,899          26,614
06/30/93        57,353          27,195
09/30/93        55,695          29,573
12/31/93        65,622          30,348
03/31/94        61,282          29,542
06/30/94        52,978          28,393
09/30/94        61,767          30,364
12/31/94        62,515          29,797
03/31/95        66,997          31,170
06/30/95        76,734          34,091
09/30/95        85,629          37,360
12/31/95        88,479          38,171
03/31/96        91,692          40,129
06/30/96        101,529         42,135
09/30/96        100,591         42,278


PORTFOLIO COMPOSITION


Top 10 Holdings
Company  Primary Business                                        % of Net Assets
--------------------------------------------------------------------------------
DSP Communications, Inc.  Develops chip sets for telecommunications         4.5%
--------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc.  Pharmaceutical R&D                              4.3%
--------------------------------------------------------------------------------
Comverse Technology, Inc.  Develop, market computer systems                 4.2%
--------------------------------------------------------------------------------
Global Marine, Inc.  Oil & gas contract drilling                            3.5%
--------------------------------------------------------------------------------
Tommy Hilfiger Corp.  Design, market men's sportswear                       3.3%
--------------------------------------------------------------------------------
Norrell Corp.  Temporary personnel services                                 3.0%
--------------------------------------------------------------------------------
Citrix Systems, Inc.  Multi-user application server system                  3.0%
--------------------------------------------------------------------------------
Just For Feet  Athletic/outdoor footwear                                    2.9%
--------------------------------------------------------------------------------
Oakwood Homes Corp.  Mobile home manufacturer/retail                        2.9%
--------------------------------------------------------------------------------
VeriFone, Inc.  Manufacturer transaction automation system                  2.9%
--------------------------------------------------------------------------------
Top Ten Total                                                              34.5%


Portfolio Composition                          Top 5 Industries  % of Net Assets
                                               ---------------------------------
Common Stock 90%                               Electronics                 11.5%
                      Cash                     ---------------------------------
                      Equivalents 10%          Oil and Gas                 11.4%
                                               ---------------------------------
                                               Computer Serv. & Software   10.9%
                                               ---------------------------------
     [BAR GRAPH APPEARS HERE]                  Computers                    7.9%
                                               ---------------------------------
                                               Telecommunications           6.3%
                                               ---------------------------------

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

PORTFOLIO INSIGHTS


The Opportunity Fund continued its trend of providing superior long- and short-term results for its shareholders. Through September 30, 1996, the Fund has soundly outperformed comparable funds (as measured by the Lipper Capital Appreciation Fund Average) and its benchmark (the Russell 2000, an unmanaged index of small-cap common stocks) in the one-, five- and ten-year periods.

   During the last 12 month period, the Opportunity Fund defied a difficult small-cap market to return 18.4% on its Class A shares and 16.5% on its Class C shares. The manager attributes a large part of this success to careful security selection, rather than sector bets. In the end, however, a majority of the Fund's winners from the year could be found in the technology sector. These successful technology holdings included Electronics for Imaging (a developer of publishing software) and VeriFone (providers of an integrated service digital network).

   Stock market highs and increased market capitalizations among technology holdings encouraged the Fund's manager to redirect a portion of the portfolio out of this sector mid-way through the year. In a search for lower volatility and overall risk (allowing the manager to better adapt to fragile market conditions), the Fund picked up several energy securities. This move benefited the Fund, as these companies were aided by surprisingly strong energy prices. For example, the Fund's investment in Global Marine, Inc. produced significant results. Global Marine is an oil and gas contract driller that showed better than expected revenue and earnings thanks to higher utilization and dayrates for offshore drilling rigs.

   As a result of the changes described above, the Fund entered the final months of this year ended September 30, 1996 in a somewhat defensive posture, a strategy that proved successful given prevailing market conditions. As the small-cap market has still not fully recovered from the summer sell-out and the market's volatility remains high, the Fund's manager sees the single most important challenge to be restricting the Fund's holdings to companies that actually do exceed investor's expectations. The manager is confident, however, that the long-term potential for small-cap stocks and for funds that invest in them is strong.


26/PIMCO Advisors Funds

PIMCO Advisors
Opportunity Fund


PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 1996


                                                 Principal     Value
($ in thousands)                                    Amount  (Note 2)
---------------------------------------------------------------------
Short-Term Notes--10.4%
Apreco, 5.350%, 10/31/96                        $    8,000  $  7,963
Bell Atlantic Network Funding Corp., 5.300%,
     10/3/96                                         7,600     7,597
Bell South Telecommunications, 5.280%,
     10/21/96                                       10,000     9,969
Commerzbank, 5.300%, 10/7/96                         6,700     6,693
Corporate Asset Funding Co., Inc., 5.270%,
     10/2/96                                         7,000     6,998
CSW Credit, Inc., 5.330%, 10/22/96                   8,400     8,373
Dean Witter Discover Corp., 5.310%, 10/22/96         4,000     3,987
Federal National Mortgage Association,
     5.150%-5.200%, 10/10/96-10/16/96               11,200    11,183
Goldman Sachs & Co., 5.340%, 10/4/96                12,000    11,993
National Rural Utilities Cooperative Finance
     Corp., 5.260%, 10/1/96                          8,400     8,399
Sheffield Receivables, 5.350%, 10/18/96              9,300     9,275
SmithKline Beecham, 5.330%, 10/15/96                 4,900     4,889
                                                            --------
Total Short-Term Notes
     (Cost $97,319)                                           97,319
                                                            --------

                                                    Shares
--------------------------------------------------------------------
Common Stocks--89.9%
Advertising and Marketing--1.3%
Outdoor Systems Inc. (b)                           250,000    11,750
                                                            --------
Aerospace--2.4%
Stanford Telecommunications (b)                    225,000    11,250
Tracor, Inc. (b)                                   500,000    10,313
                                                            --------
                                                              21,563
                                                            --------
Apparel--3.4%
Tommy Hilfiger Corp. (b)                           523,100    30,994
                                                            --------
Banks--2.1%
Glendale Federal Bank FSB (b)                    1,100,000    19,525
                                                            --------
Building Materials and Construction--6.1%
Champion Enterprises, Inc. (b)                     870,000    19,684
Oakwood Homes Corp.                              1,000,000    27,500
U.S. Home Corp. (b)                                500,000    10,250
                                                            --------
                                                              57,434
                                                            --------
Commercial Services--4.5%
Accustaff, Inc. (b)                                540,000    13,973
Norrell Corp.                                      890,000    28,035
                                                            --------
                                                              42,008
                                                            --------
Computer Services and Software--10.9%
Citrix Systems, Inc. (b)(c)                        545,000    27,931
Cognos, Inc. (b)                                   675,000    22,022
Computer Horizons Corp. (b)                        600,000    17,100
HCIA, Inc. (b)                                     275,000    16,500
Imnet Systems, Inc. (b)                            355,200     6,926
Network General Corp. (b)                          500,000    11,438
                                                            --------
                                                             101,917
                                                            --------
Computers--7.9%
Comverse Technology, Inc. (b)(c)                 1,000,000    38,875
Mylex Corp. (b)                                    850,000    13,388
PC Docs Group International, Inc. (b)              500,000     6,750
Vanstar Corp. (b)                                  620,000    15,035
                                                            --------
                                                              74,048
                                                            --------
Cosmetics--1.5%
Thermolase Corp. (b)                               560,000    13,929
                                                            --------
Electronics--11.5%
BMC Industries, Inc.                               375,000    10,734
Checkpoint Systems, Inc. (b)                       900,000    23,850
Geotek Communications, Inc. (b)                  1,700,000    14,237
Harman International Industries, Inc.              472,500    23,034
Lernout & Hauspie Speech Products N.V. (b)         365,500     8,681
Veri Fone, Inc. (b)                                600,000    26,850
                                                            --------
                                                             107,386
                                                            --------
Energy--1.0%
Molten Metal Technology (b)                        300,000     9,600
                                                            --------
Financial Services--0.5%
First Alliance Corp. (b)                           200,000     4,500
                                                            --------
Insurance--2.4%
CMAC Investment Corp.                              355,000    22,542
                                                            --------
Metals--2.1%
RMI Titanium Co. (b)                               800,000    20,200
                                                            --------
Oil and Gas--11.4%
Flores & Rucks, Inc. (b)                           350,000    13,519
Global Marine, Inc. (b)                          2,100,000    33,075
Pogo Producing Co.                                 525,000    18,769
Transocean Offshore, Inc.                          340,600    20,862
United Meridian Corp. (b)                          465,000    21,157
                                                            --------
                                                             107,382
                                                            --------
Pharmaceuticals--4.2%
Dura Pharmaceuticals, Inc. (b)                   1,080,000    39,825
                                                            --------
Restaurants--2.8%
Papa John's International, Inc. (b)                250,000    13,125
Rainforest Cafe, Inc. (b)                          425,000    13,175
                                                            --------
                                                              26,300
                                                            --------
Retail--5.7%
Inacom Corp. (b)                                   400,000    13,700
Just For Feet (b)                                  550,000    27,569
Proffitt's, Inc. (b)                               300,000    11,850
                                                            --------
                                                              53,119
                                                            --------
Telecommunications--6.3%
DSP Communications, Inc. (b)(c)                    745,000    41,627
Winstar Communications, Inc. (b)                 1,050,000    17,456
                                                            --------
                                                              59,083
                                                            --------
Wholesale--1.9%
U.S. Office Products Co. (b)                       500,000    17,937
                                                            --------
Total Common Stocks
     (Cost $591,021)                                         841,042
                                                            --------
Total Securities Owned (a)
     (Cost $688,340)                                         938,361
                                                            --------



                                         Annual Report See accompanying notes/27

PIMCO Advisors
Opportunity Fund


 PORTFOLIO OF INVESTMENTS                                     SEPTEMBER 30, 1996


                                                             Value
($ in thousands)                              Contracts   (Note 2)
------------------------------------------------------------------
Outstanding Call Options Written--(0.2%)
Citrix Systems, Inc., expiring
     November '96 @ $50                             540   $   (263)
Comverse Technology, Inc., expiring
     November '96 @ $40                           2,500       (781)
DSP Communications, Inc., expiring
     October '96 @ $60                            2,480       (388)
                                                          --------
Total Outstanding Call Options Written
     (Premiums Received $1,636)                             (1,432)
                                                          --------
Total Investments,
Net of Outstanding Options Written--100.1%
     (Cost $686,704)                                       936,929
                                                          --------
Other Assets and Liabilities, Net--(0.1%)                   (1,819)
                                                          --------
Net Assets--100.0%                                        $935,110
                                                          ========


Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $688,340. At September 30, 1996, net unrealized appreciation was $250,021. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $269,323 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $19,302.

(b) Non-income producing security.

(c) See Outstanding Call Options Written.


28/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Innovation Fund                                               September 30, 1996


Objective:               Portfolio:                    Total Net Assets:    Number of Securities              PIMCO Advisors
Capital appreciation.    Technology-related stocks     $222 million         in the Portfolio:                 Institutional
                         of companies of all sizes.                         46 (not including short-term      Manager:
                                                                            instruments)                      Columbus Circle
                                                                                                              Investors

PERFORMANCE*

Average Annual Total Return For periods ended 9/30/96


                       A Shares             B Shares          C Shares                      Lipper
                      (INCEP 12/22/94)      (INCEP 5/22/95)   (INCEP. 12/22/94)             Science &
                                 Ajusted             Adjusted  Adjusted          S&P 500    Tech. Avg.
-------------------------------------------------------------------------------------------------------
1 year                 19.9%      13.3%      19.0%     14.0%    18.1%            20.3%      7.7%
Inception              37.9%      33.5%      33.3%     30.7%    36.9%             ---       ---

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Innovation Fund A and C through September 30, 1996. The performance of Innovation Fund B will be greater or less than the lines shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                       [GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception

                 Innovation A          Innovation C         S&P 500
09/30/94          9,450                10,000               10,000
12/31/94          9,431                 9,980               10,000
03/31/95         10,253                10,730               10,974
6/30/95          12,162                12,820               12,022
9/30/95          13,929                14,550               12,987
12/31/95         13,706                14,394               13,759
3/31/96          14,064                14,752               14,498
6/30/96          16,144                16,892               15,149
9/30/96          16,695                17,445               15,617


PORTFOLIO COMPOSITION

Top 10 Holdings
Company  Primary Business                                                                 % of Net Assets
---------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.  Manufacturer computer network products                                          4.9%
---------------------------------------------------------------------------------------------------------
Cascade Communication Corp.  Manufacturer data communication network products                        4.0%
---------------------------------------------------------------------------------------------------------
Ascend Communications, Inc.  Develop/market network access products                                  3.9%
---------------------------------------------------------------------------------------------------------
Intel Corp.  Semiconductor memory circuits                                                           3.9%
---------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc. Manufactures telecommunication systems, software, products                 3.3%
---------------------------------------------------------------------------------------------------------
3COM Corp.  Manufactures computer communication systems                                              3.3%
---------------------------------------------------------------------------------------------------------
Guidant Corp.  Design/manufacturer cardiological equipment                                           2.7%
---------------------------------------------------------------------------------------------------------
Adaptec, Inc.  Manufacturer computer data flow systems                                               2.7%
---------------------------------------------------------------------------------------------------------
APAC Teleservices  Provides marketing services                                                       2.7%
---------------------------------------------------------------------------------------------------------
U.S. Robotics Corp.  Telecommunication equipment                                                     2.6%
---------------------------------------------------------------------------------------------------------
Top Ten Total                                                                                       34.0%

Portfolio Composition

[BAR GRAPH APPEARS HERE]

Common Stocks         93%
Cash Equivalents       7%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

Top 5 Industries                % of Net Assets
-----------------------------------------------
Telecommunications                        24.3%
-----------------------------------------------
Computer Serv. & Software                 21.8%
-----------------------------------------------
Computers                                 12.4%
-----------------------------------------------
Electrical Equipment                       8.2%
-----------------------------------------------
Electronics                                5.6%
-----------------------------------------------

PORTFOLIO INSIGHTS


Since its inception through September 30, 1996, the Innovation Fund has produced outstanding results, posting annualized returns of 37.9% for Class A shares, 33.3% for Class B shares and 36.9% for Class C shares. And the Fund's one year returns have also been impressive, with Class A shares up 19.9%, Class B shares up 19.0% and Class C shares up 18.1%. These strong one-year results were significantly better than competitive funds which averaged a return of only 7.7% (as measured by the Lipper Science & Technology Funds Average).

   Even though it suffered some well-publicized setbacks, technology was the number one performing sector in the stock market for the year ended September 30, 1996. The Innovation Fund was able to successfully maneuver through this changing investment environment with selective stock picking. For example, the Fund realized outstanding returns from the stocks of several communications equipment companies. These companies included Xylan Corporation and Cisco Systems. Another major contributor in this field was 3COM, a networking company that has benefited from the rapid expansion of the Internet and corporate intranets.

   The summer slump in technology was due to several factors, including some high profile disappointments (i.e., Hewlett Packard and Motorola) and greater-than-realistic expectations about numerous other technology companies. During this time, the Fund continued to excel relative to com-parable funds thanks to its broad definition of technology. The Innovation Fund invests not only in traditional technology companies, but also in companies in other sectors that are using technology in an innovative way. For example, during the year the Innovation Fund held Guidant Corporation, a company that designs and manufactures cardiological equipment. Guidant has been producing better-than-expected results due to continually strong sales of a lifesaving heart regulating device they created. The device is implanted in recent heart attack victims. When the heart begins to beat too quickly, the device can send a shock to the heart, causing normal rhythms to resume.

   Going forward the manager of the Innovation Fund will continue to concentrate on those subsections of the technology sector that are performing well and will rely on the Fund's inclusive definition to provide opportunities denied more narrowly defined funds. In the near-term, the manager will be paying particular attention to the market for equipment that helps ease bandwidth bottlenecks often present in local (LAN) and wide (WAN) area networks. In addition, the manager will closely monitor the companies that won in the government airwaves auction of 1995, and the wireless equipment providers who should benefit from the development of these new networks.


                                                          1996 ANNUAL REPORT/29

PIMCO Advisors
Innovation Fund


PORTFOLIO OF INVESTMENTS                                      September 30, 1996

                                                Principal     Value
($ in thousands)                                   Amount  (Note 2)
-------------------------------------------------------------------
Short-Term Notes--7.3%
Bell Atlantic Network Funding Corp., 5.270%,
     10/7/96                                     $  5,000 $   4,995
Ciceco, 5.250%, 10/2/96                             4,000     3,999
Corporate Asset Funding Co., Inc., 5.400%,
     10/11/96                                       2,300     2,296
Dean Witter Discover Corp., 5.300%, 10/4/96         1,600     1,599
Goldman Sachs & Co., 5.340%, 10/10/96               3,300     3,295
                                                          ---------

Total Short-Term Notes                                       16,184
    (Cost $16,184)                                        ---------

                                                   Shares
-------------------------------------------------------------------
Common Stocks--92.9%
Automotive Manufacturing--0.9%
Boyds Wheels, Inc. (b)                            160,000     2,100
                                                          ---------
Commercial Services--2.7%
APAC Teleservices (b)                             115,000     5,894
                                                          ---------
Communication Equipment--3.9%
Ericsson (L.M.) Telephone Co. ADR, Class B        110,000     2,791
U.S. Robotics Corp. (b)                            90,000     5,816
                                                          ---------
                                                              8,607
                                                          ---------
Computer Services and Software--21.8%
BDM International, Inc.                            50,000     2,975
CBT Group PLC ADR (b)                              80,000     3,760
Cisco Systems, Inc. (b)                           175,000    10,861
Clarify, Inc. (b)                                  13,000       806
Computer Associates International, Inc.            70,000     4,183
Pairgain Technologies, Inc. (b)                    50,000     3,906
PRI Automation, Inc. (b)                           90,000     2,948
Saville Systems Ireland ADR (b)                   100,000     3,525
Sterling Commerce, Inc. (b)                        80,000     2,360
Viasoft, Inc. (b)                                 120,000     5,040
Videoserver, Inc. (b)                              70,000     2,433
Xylan Corp. (b)                                   100,000     5,425
                                                          ---------
                                                             48,222
                                                          ---------
Computers--12.4%
3Com Corp. (b)                                    120,000     7,208
Adaptec, Inc. (b)                                 100,000     6,000
Apple Computer, Inc. (b)                          130,000     2,884
Dell Computer Corp. (b)                            40,000     3,110
International Business Machines                    40,000     4,980
Storage Technology Corp. (b)                       85,000     3,219
                                                          ---------
                                                             27,401
                                                          ---------
Cosmetics--1.1%
Thermolase Corp. (b)                              100,000     2,488
                                                          ---------
Electrical Equipment--8.2%
Fore Systems, Inc. (b)                            140,000     5,793
Intel Corp.                                        90,000     8,589
Linear Technology Corp.                           100,000     3,688
                                                          ---------
                                                             18,070
                                                          ---------
Electronics--5.6%
Atmel Corp. (b)                                   160,000     4,940
Diebold, Inc.                                      70,000     4,086
Xilinx, Inc. (b)                                  100,000     3,400
                                                          ---------
                                                             12,426
                                                          ---------
Environmental Control--4.2%
USA Waste Services, Inc. (b)                      130,000     4,095
U.S. Filter Corp. (b)                             150,000     5,119
                                                          ---------
                                                              9,214
                                                          ---------
Medical Supplies--4.9%
Guidant Corp.                                     110,000     6,077
Sofamor Danek Group, Inc. (b)                      85,000     2,624
Target Therapeutics, Inc. (b)                      55,000     2,351
                                                          ---------
                                                             11,052
                                                          ---------
Miscellaneous Manufacturing--2.9%
Tag Heuer International ADR (b)                   114,000     2,252
Waters Corp. (b)                                  130,000     4,258
                                                          ---------
                                                              6,510
                                                          ---------
Telecommunications--24.3%
Act Networks, Inc. (b)                             70,000     1,960
America Online, Inc. (b)                          130,000     4,631
Ascend Communications, Inc. (b)                   130,000     8,596
Cascade Communications Corp. (b)                  110,000     8,965
DSP Communications, Inc. (b)                       60,000     3,352
Lucent Technologies, Inc.                         160,000     7,340
Netscape Communications (b)                       110,000     5,101
Newbridge Networks Corp. (b)                       50,000     3,187
Qualcomm, Inc. (b)                                120,000     5,100
Tellabs, Inc. (b)                                  80,000     5,650
                                                          ---------
                                                             53,882
                                                          ---------
Total Common Stocks
     (Cost $161,666)                                        205,866
Total Investments (a)--100.2%
     (Cost $177,850)                                        222,050
                                                          ---------
Other Assets and Liabilities, Net--(0.2%)                      (453)
                                                          ---------
Net Assets--100.0%                                        $ 221,597
                                                          =========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $178,152. At September 30, 1996, net unrealized appreciation was $43,898. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $47,200 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $3,302.

(b) Non-income producing security.


30/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
International Fund                                            September 30, 1996


Objective:                Portfolio:             Total Net Assets:    Number of Securities            PIMCO Advisors
Capital appreciation.     Stocks of foreign      $229 million         in the Portfolio:               Institutional Manager:
Income is an incidental   (non-U.S.) companies.                       247 (not including short-term   Blairlogie Capital
consideration.                                                        instruments)                    Management

PERFORMANCE*

Average Annual Total Return  For periods ended 9/30/96
                A Shares                     B Shares                     C Shares                            Lipper
                (INCEP. 2/1/91)              (INCEP. 5/22/95)             (INCEP. 8/25/86)     MSCI           Int'l. Fund
                                Adjusted                     Adjusted     Adjusted             EAFE Index     Average
----------------------------------------------------------------------------------------------------------------------------
1 year          6.9%             1.0%        6.2%             1.2%        5.1%                 8.6%           9.4%
3 years         3.6%             1.7%         --               --         2.9%                 8.1%           8.9%
5 years         7.1%             5.9%         --               --         6.3%                 8.2%           9.5%
Inception       8.2%             7.2%        7.6%             4.7%        6.8%                  --             --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors International Fund C through September 30, 1996. The performance of International Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                             [GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception


                  INTERNATIONAL C       MSCI EAFE Index
06/30/86          10,000                10,000
09/30/86           9,700                 9,897
12/31/86           9,920                10,286
03/31/87          11,890                12,680
06/30/87          12,100                13,575
09/30/87          12,870                14,338
12/31/87          10,507                12,820
03/31/88          11,068                14,774
06/30/88          11,409                14,126
09/30/88          11,068                14,217
12/31/88          11,617                16,444
03/31/89          12,101                16,490
06/30/89          12,826                15,472
09/30/89          14,651                17,389
12/31/89          14,929                18,177
03/31/90          13,507                14,583
06/30/90          14,857                15,976
09/30/90          12,098                12,589
12/31/90          12,615                13,915
03/31/91          13,556                14,949
06/30/91          13,161                14,133
09/30/91          14,306                15,345
12/31/91          15,128                15,602
03/31/92          14,114                13,751
06/30/92          14,003                14,041
09/30/92          13,767                14,253
12/31/92          14,244                13,703
03/31/93          15,589                15,346
06/30/93          16,336                16,889
09/30/93          17,816                18,009
12/31/93          19,011                18,164
03/31/94          18,204                18,800
06/30/94          18,432                19,760
09/30/94          19,133                19,779
12/31/94          17,456                19,578
03/31/95          16,958                19,942
06/30/95          17,425                20,088
09/30/95          18,280                20,925
12/31/95          18,467                21,773
03/31/96          19,323                22,402
06/30/96          19,914                22,756
09/30/96          19,401                22,726

PORTFOLIO COMPOSITION

Top Holdings of Selected Countries
Country: Company  Primary Business                                       % of Net Assets
-----------------------------------------------------------------------------------------
Japan: Marubeni Corp.   Wholesale & International Trade                             1.5%
-----------------------------------------------------------------------------------------
U.K.: Zeneca Group   Chemicals                                                      1.6%
-----------------------------------------------------------------------------------------
Germany: Bayer AG   Chemicals                                                       1.0%
-----------------------------------------------------------------------------------------
Switzerland: CS Holding  Banking                                                    1.2%
-----------------------------------------------------------------------------------------
Mexico - Telefonos de Mexico  Telecommunications                                    1.1%
-----------------------------------------------------------------------------------------
Malaysia: Jaya Tiasa Holdings Berhad  Materials & Processing                        0.5%
-----------------------------------------------------------------------------------------
Netherlands: Royal Dutch Petrol  Energy Sources                                     1.0%
-----------------------------------------------------------------------------------------
France: Elf Aquitaine   Energy Sources                                              0.4%
-----------------------------------------------------------------------------------------
Italy: Stet - Societa 'Finanziaria Telefonica SpA Telecommunications                0.4%
-----------------------------------------------------------------------------------------
Brazil: Telebras SA ADR Telecommunications                                          0.8%

Regional Breakdown
-------------------------
Europe                44%
-------------------------
Japan                 21%
-------------------------
Pacific Basin         13%
-------------------------
The Americas          13%
-------------------------
Mid-East/Africa        2%
-------------------------

Portfolio Composition

[BAR GRAPH APPEARS HERE]

Common and Preferred Stocks    99%
Cash Equivalents                1%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

PORTFOLIO INSIGHTS

After posting solid relative results earlier in the year, the International Fund experienced disappointing results during the six month period ended September 30, 1996. As a result, the Fund's returns of 6.9% for Class A shares, 6.2% for Class B shares and 5.1% for Class C shares slipped below the performance of comparable funds (as measured by the Lipper International Fund Average).

   The Fund ended the year with 23% of its assets invested in Japan, its largest country allocation. A late-in-the-year drop in the Japanese stock market increased doubts about the pace and magnitude of a real economic recovery. These doubts prolonged the stock market slump, while hurting the country's relative performance. The manager of the Fund believes these concerns are a temporary setback, however, and that there is little doubt the economy is improving (although more slowly than early figures led observers to believe).

   Other markets in the Pacific Basin also suffered as declining global trade hurt their export business--a business that accounts for some 40% of gross national product. With approximately 14% of the Fund currently invested in the Pacific Basin, this general decline represented a hindrance to overall performance.

   European markets accounted for the largest percentage of the Fund's holding. Unfortunately, these markets were somewhat sluggish, distracted by political concerns such as the deteriorating health of President Yeltsin and the Monetary Union. The best returns in the region continue to come from Scandinavia, especially Finland and Sweden.

   Emerging markets presented numerous opportunities and the manager believes a more promising future for the Fund. The Latin American markets in particular were bullish, remaining resilient against the downward trend of global stock prices. For example, the Fund saw significant growth from the stock of Telebras, a holding company for the telecommunications systems in Brazil. Telebras has a virtual monopoly in both the local and long-distance telephone services in this rapidly industrializing nation. So, as Brazil continues to expand its infrastructure, Telebras should continue to benefit from the increase in phone line use.

   Despite the problems existing in several of the foreign markets, the manager firmly believes the arguments in favor of an internationally diversified portfolio are powerful. A well-diversified fund, with balanced exposure to both developed and emerging markets, can lead to strong long-term growth potential for investors.


                                                         1996 Annual Report/31

PIMCO Advisors
International Fund


PORTFOLIO OF INVESTMENTS                                     September 30, 1996

                                                                    Value
($ in thousands)                                       Shares    (Note 2)
-------------------------------------------------------------------------
Common Stocks--91.2%
Brazil--3.1%
Brasmotor SA                                        2,454,000   $     906
Centrais Electricas Brasileiras SA-Electrobras      6,438,500       1,791
Companhia Energetica de Minas Gerais               20,730,000         618
Companhia Tecidos Norte De Minas PR                   887,000         320
Souza Cruz SA                                          33,600         229
Telebras SA ADR                                        24,788       1,946
Telecomunicacoes Brasileiras SA                     9,790,000         640
Usiminas Siderurgicas de Minas Gerais SA          689,170,000         682
                                                                ---------
Total Brazil                                                        7,132
                                                                ---------
Colombia--1.1%
Banco Industrial Colombiano                            72,000       1,341
Carulla ADR                                            69,600         487
Cementos Diamante SA ADR                               16,200         207
Cementos Paz del Rio ADR                               44,100         524
                                                                ---------
Total Colombia                                                      2,559
                                                                ---------
Finland--1.3%
Hartwall Oy AB                                          9,900         325
Kemira Oy                                              13,650         157
Kesko                                                  21,000         337
Nokia AB-A (b)                                         10,890         486
Stockmann AB                                            2,600         139
Upm-Kymmene Oy                                         22,650         472
Valmet Corp.                                           16,770         276
Werner Soderstrom Osakeyhtio, Class B                  25,300         565
Yit Huber Oy                                           13,200         159
                                                                ---------
Total Finland                                                       2,916
                                                                ---------
France--3.3%
Alcatel Alsthom                                         9,830         829
AXA                                                    10,214         612
BIC                                                     4,323         568
Carrefour SA                                            1,205         677
Clarins                                                 3,903         545
Compagnie Banicare SA                                   3,715         388
Compagnie de Saint-Gobain                               4,073         552
Elf Aquitaine SA                                       10,612         831
Rhone Poulenc, Series A                                21,890         611
Roussel Uclaf                                           1,885         455
Salomon SA                                                485         431
Schneider SA                                            8,231         388
Societe Generale                                        6,610         731
                                                                ---------
Total France                                                        7,618
                                                                ---------
Germany--6.5%
Allianz AG Holdings                                     1,076       1,900
Bayer AG                                               61,740       2,255
Commerzbank AG                                          2,600         592
Daimler-Benz AG                                        13,000         714
Degussa AG                                              3,167       1,154
Dresdner Bank AG                                       26,300         694
Mannesmann AG                                           5,660       2,122
Muenchener Rueckverscherungs-Gesellschaft AG              123         279
Siemens AG                                             26,700       1,405
VEBA AG                                                42,380       2,220
Volkswagen AG                                           4,310       1,605
                                                                ---------
Total Germany                                                      14,940
                                                                ---------
Hong Kong--2.1%
Amoy Properties Ltd.                                  192,500         224
Cheung Kong Holdings Ltd.                              94,000         723
Citic Pacific Ltd.                                     51,000         231
Guandong Investments                                  320,000         226
Hang Seng Bank                                         54,300         576
Hong Kong & China Gas Co. Ltd.                        139,000         236
Hong Kong Telecommunications Ltd.                     135,600         245
Hutchison Whampoa Ltd.                                 54,130         364
New World Development Co. Ltd.                         69,000         362
Sun Hung Kai Properties Ltd.                           80,182         853
Swire Pacific Ltd., Class A                            77,448         694
                                                                ---------
Total Hong Kong                                                     4,734
                                                                ---------
Hungary--0.9%
BorsodChem Rt.                                          9,700         185
EGIS Rt.                                                5,191         365
Graboplast Rt.                                          5,800         178
Mol Magyar Olaj Es Gazipari                            39,200         360
OTP Rt.                                                23,600         373
Richter Gedeon Rt.                                     12,300         651
                                                                ---------
Total Hungary                                                       2,112
                                                                ---------
Indonesia--0.2%
PT Bank Internasional Indonesia                        39,467          58
PT United Tractors                                    243,000         455
                                                                ---------
Total Indonesian                                                      513
                                                                ---------
Israel--2.3%
Bank Hapoalim Ltd.                                    469,000         644
Blue Square Chain Stores Ltd. (b)                      53,000         782
Elite Industries Ltd.                                  69,000         268
Israel Chemical Ltd.                                  602,000         464
Koor Industries Ltd. (b)                                8,520         756
Osem Investment Ltd.                                   75,000         437
Supersol Ltd.                                          17,640         403
Tadiran Ltd                                           127,400         518
Teva Pharmaceutical Industries Ltd.                     1,946         897
                                                                ---------
Total Israel                                                        5,169
                                                                ---------

32/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
International Fund


PORTFOLIO OF INVESTMENTS                               September 30, 1996

                                                                    Value
($ in thousands)                                       Shares    (Note 2)
-------------------------------------------------------------------------
Italy--3.3%
Banca Fideuram                                        353,000   $     840
Credito Italiano                                      565,000         649
Edison SpA                                            117,000         730
Ente Nazionale Idrocarburi SpA (b)                    143,500         734
Istituto Nazionale delle Assicurazioni                480,000         695
Montedison SpA                                        755,540         488
Parmalat Finanziaria SpA                              566,400         815
Pirelli SpA                                           342,500         624
Sasib SpA                                             204,000         361
Stet Societa' Finanziaria Telefonica SpA              252,000         875
Telecom Italia SpA                                    346,000         770
                                                                ---------
Total Italy                                                         7,581
                                                                ---------
Japan--21.3%
Daiwa Securities Co. Ltd.                             228,000       2,620
Fujisawa Pharmaceutical                               336,000       3,198
Hitachi Ltd.                                          341,000       3,307
Marubeni Corp.                                        671,000       3,494
Matsushita Electric Works                             282,000       2,785
Matsubishi Chemical Corp.                             664,000       2,802
Mitsui Engineering & Shipbuilding                     530,000       1,451
Mitsui Fudosan Co.                                    198,000       2,631
Mitsui O.S.K. Lines Ltd. (b)                          745,000       2,301
Nippon Oil Co. Ltd.                                   425,000       2,599
Nippon Telegraph & Telephone Corp.                        474       3,490
NKK Corp. (b)                                         897,000       2,304
Sumitomo Bank                                         173,000       3,200
Sumitomo Metal Mining Co.                             169,000       1,428
Sumitomo Trust & Banking                              247,000       3,105
Tokyo Electric Power                                  106,100       2,572
Tokyo Steel Manufacturing                             147,000       2,600
Tokyu Corp.                                           430,000       3,027
                                                                ---------
Total Japan                                                        48,914
                                                                ---------
Malaysia--4.0%
Gamuda Berhad                                         116,000         865
Jaya Tiasa Holdings Berhad                            168,000       1,046
Land & General Holdings Berhad                        140,000         299
Malayan Banking Berhad                                 88,000         874
Metacorp Berhad                                       304,000         873
Persusahaan Otomobil Nasional Berhad                  139,000         754
Public Bank Berhad                                    441,000         816
Road Builder (M) Holdings Berhad                      182,000         937
Sungei Way Holdings Berhad                            179,000         957
Telekom Malaysia Berhad                               117,000       1,032
UMW Holdings Berhad                                   191,000         735
                                                                ---------
Total Malaysia                                                      9,188
                                                                ---------
Mexico--4.1%
Cemex SA de CV                                        232,000   $     874
Cifra SA de CV (b)                                    490,300         707
Controladora Comercial Mexicana SA de CV,
   Series B (b)                                       522,000         514
Desc SA de CV, Series B                                67,200         377
Desc SA de CV, Series C                                 1,400           7
Empresas ICA Sociedad Controladora SA de CV            39,810         603
Fomento Economico Mexicano, SA de CV, Series B         96,500         296
Grupo Financial Banamex AC (b)                        502,681       1,025
Grupo Mexico SA, Series B                              86,100         267
Grupo Modelo SA de CV                                 101,300         523
Grupo Televisa SA ADR                                  15,500         448
Industrias Penoles SA                                  61,400         261
Kimberly Clark de Mexico                               33,400         633
Telefonos de Mexico                                    77,220       2,481
Transportacion Maritima Mexicana SA de CV                 750           6
Tubos de Acero de Mexico SA (b)                        37,300         408
                                                                ---------
Total Mexico                                                        9,430
                                                                ---------
Netherlands--3.5%
ABN AMRO Holdings NV                                    8,700         482
Akzo NV                                                 4,280         519
DSM NV                                                  4,223         415
Elsevier NV                                            51,017         844
Fortis Amev NV                                         10,580         317
ING Groep NV                                           14,155         442
Koninklijke Ahold NV                                    9,187         520
Koninklijke Ahold NV
     (stock rights expire 10/17/96)(b)                  9,187           0
Royal Dutch Petroleum Co.                              14,230       2,225
Unilever NV                                             8,110       1,280
Vendex International NV                                14,900         581
Verenigde Nederlandse Uitgeversbedrijven
     Verenigd Bezit                                    26,000         509
                                                                ---------
Total Netherlands                                                   8,134
                                                                ---------
Peru--1.0%
Banco Wiese ADR                                        27,600         176
Cervecer Backus & Johnston SA, T Shares               104,158         120
Compania de Minas Buenaventura, B Shares                6,392          61
Compania de Minas Buenaventura SA                      12,569         113
CPT Telefonica del Peru SA                            542,000       1,220
Credicorp Ltd.                                         10,736         204
Enriqu Ferreyros SA                                    63,500          68
Minsur SA Trabajo                                      10,043          94
Southern Peru Copper Corp., Series T                   39,400         145
                                                                ---------
Total Peru                                                          2,201
                                                                ---------
Philippines--2.5%
Ayala Corp., Series B                                 690,750         790
Metropolitan Bank & Trust Co.                          51,875       1,236
Petron Corp.                                        1,548,375         561
Philippine Long Distance Telephone Co.                 21,400       1,337
San Miguel Corp., Class B                             326,640       1,071
SM Prime Holdings, Inc.                             2,843,600         661
                                                                ---------
Total Philippines                                                   5,656
                                                                ---------

                                         Annual Report See accompanying notes/33

PIMCO Advisors
International Fund

PORTFOLIO OF INVESTMENTS                               September 30, 1996

                                                                    Value
($ in thousands)                                       Shares    (Note 2)
-------------------------------------------------------------------------
Poland--2.1%
Bank Rozwoju Exsportu SA                               40,310   $   1,377
Bank Slaski SA                                          6,770         663
Debica SA                                              30,602         654
Elektrim Spolka Akcyjna SA                            161,800       1,584
Polifarb-Cieszyn SA                                   115,148         541
                                                                ---------
Total Poland                                                        4,819
                                                                ---------
Portugal--1.1%
Cimentos de Portugal SA                                17,870         376
Empresa Fabril de Maquinas Electricas SA               22,348         252
Estabelecimentos Jeronimo Martins & Filho               5,790         527
Investec-Consultodoria Internacional (b)                6,600         221
Portugal Telecom SA (b)                                27,190         700
Sonae Investimentos Sociedade Gestora de
   Participacoes Sociais SA                            14,730         428
                                                                ---------
Total Portugal                                                      2,504
                                                                ---------
Singapore--1.8%
Comfort Group Ltd.                                    455,000         397
Cycle & Carriage Ltd.                                  37,000         402
DBS Land                                              131,000         434
Hong Leong Finance Ltd.                                95,000         309
Keppel Corp. Ltd.                                      51,000         395
Oversea-Chinese Banking Corp. Ltd.                     78,100         937
Overseas Union Bank Ltd.                              129,000         902
Straits Steamship Land Ltd.                           142,000         464
                                                                ---------
Total Singapore                                                     4,240
                                                                ---------
South Korea--1.5%
Cho Hung Bank Co. Ltd.                                 39,640         436
Daewoo Securities Co.                                  16,400         347
Hanwha Chem Corp.                                      34,000         310
Korea Electric Power Corp.                             18,580         614
Korea Fund (The), Inc.                                 85,625       1,563
Pohang Iron & Steel Co. Ltd.                            6,470         138
                                                                ---------
Total South Korea                                                   3,408
                                                                ---------
Spain--2.7%
Aumur-Autopistas del Mare Nostrum SA                   62,400         894
Banco Bilbao Vizcaya SA                                13,320         614
Banco Popular Espanol SA                                5,925       1,089
Empresa Nacional de Electridad SA                      17,383       1,024
Iberdrola I SA                                         85,120         825
Repsol SA                                              15,225         500
Telefonica De Espana                                   60,430       1,123
                                                                ---------
Total Spain                                                         6,069
                                                                ---------
Switzerland--5.3%
ABB AG-Bearer                                             909       1,112
Alusuisse-Lonza Holding AG                                804         604
Ciba-Geigy AG                                             960       1,228
Clariant AG                                             1,769         614
CS Holding AG                                          26,795       2,651
Holderbank Financiere Glaris AG                           654         475
Nestle SA                                               1,590       1,773
Roche Holding AG                                          248       1,827
Sandoz AG                                               1,028       1,235
Winterthur Schweizerische Versicherungs-
   Gesellschaft                                         1,014         626
                                                                ---------
Total Switzerland                                                  12,145
                                                                ---------
Thailand--0.9%
Bangkok Bank Co. Ltd.                                  42,000         549
Dhana Siam Finance & Securities Public Co. Ltd.        45,600         215
Krung Thai Bank Ltd.                                   71,200         308
Land & House Co. Ltd.                                  14,900         184
Phatra Thanakit Co. Ltd.                               29,000         166
Thai Farmers Bank Co. Ltd.                             30,200         318
Total Access Communication Public Co. Ltd.             50,000         370
                                                                ---------
Total Thailand                                                      2,110
                                                                ---------
Turkey--2.1%
Akal Tekstil Sanayii                                5,312,250         359
Akbank Tas                                          3,705,000         379
Arcelik AS                                          4,482,500         468
Demirbank TAS                                      10,596,000         352
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret AS      9,577,000         396
Erciyas Biracilik ve Malt Sanayii                     797,000         412
Eregli Demir ve Celik Fabrikalari TAS               4,095,000         441
Kordsa Kord Bezi Sanayi ve Ticaret AS               1,770,000         559
Migros Turk TAS                                       550,800         492
Netas Telekomnik                                    2,433,000         636
Trakya Cam Sanayii AS                               3,336,000         211
                                                                ---------
Total Turkey                                                        4,705
                                                                ---------
United Kingdom--11.3%
Abbey National PLC                                    158,700       1,472
Boots Co. PLC                                         147,000       1,432
British Airport Authority PLC                         146,000       1,128
Burmah Castrol PLC                                     70,300       1,257
Commercial Union PLC                                   93,000         873
EMI Group PLC                                          53,600       1,119
Granada Group PLC                                      94,000       1,259
Lloyd's TSB Group PLC                                 248,896       1,471
Marks & Spencer PLC                                   154,000       1,195
Pilkington PLC                                        300,550         890
Prudential Corp. PLC                                  172,000       1,209
Scottish & Newcastle PLC                              141,300       1,481
Scottish Power PLC                                    204,972         979
Shell Transport & Trading Co. PLC                      77,000       1,174
Smithkline Beecham PLC                                 75,000         915
Tesco PLC                                             305,000       1,447
Unilever PLC                                           66,000       1,410
Wolseley PLC                                          207,000       1,573
Zeneca Group PLC                                      150,300       3,731
                                                                ---------
Total United Kingdom                                               26,015
                                                                ---------

34/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
International Fund


                                                                    Value
($ in thousands)                                       Shares    (Note 2)
-------------------------------------------------------------------------
Venezuela--1.9%
Banco Provincial SA                                   687,000   $   1,359
CA La Electricidad de Caracas                       2,220,000       2,204
Mavesa SA ADR                                          75,000         487
Siderrurgica Venez Sivens ADR                         108,000         392
                                                               ----------
Total Venezuela                                                     4,442
                                                               ----------
Total Common Stocks
    (Cost $196,810)                                               209,254
                                                               ----------
Preferred Stock--1.9%
Banco Bradesco SA                                 158,445,000       1,342
Banco Ganadero SA, Class C ADR                         10,800         219
Ceval Alimentos SA                                 10,630,000          98
Cia Cervejaria Brahma                               1,220,000         756
Companhia Vale do Rio Doce                             27,368         543
Duratex SA                                          8,800,000         334
Fertilizantes Fosfatados                           78,000,000         378
Petroleo Brasileiros SA                             6,038,000         692
Telebras SA                                           605,000          48
                                                               ----------
Total Preferred Stock
    (Cost $4,083)                                                   4,410
                                                               ----------

                                                                    Value
($ in thousands)                                                 (Note 2)
-------------------------------------------------------------------------
Total Investments (a)--93.1%
    (Cost $200,893)                                            $  213,664
                                                               ----------
Other Assets and Liabilities, Net--6.9%                            15,829
                                                               ----------
Net Assets--100.0%                                             $  229,493
                                                               ==========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $201,557. At September 30, 1996, net unrealized appreciation was $12,107. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $20,090 and aggregate gross unrealized depreciation of all invesments on which there was an excess of tax cost over market value of $7,983.

(b) Non-income producing security.


                                        Annual Report See accompanying notes/35

PIMCO Advisors
Precious Metals Fund                                          September 30, 1996


Objective:
Capital appreciation.

Portfolio:
Primarily stocks of
companies which extract, process, distribute or market precious metals.

Total Net Assets:
$46 million

Number of Securities
in the Portfolio:
64 (not including short-term
instruments)

Fund Manager:
Van Eck Associates
(an independent sub-advisor not owned by PIMCO Advisors L.P.)


PERFORMANCE*


Average Annual Total Return  For periods ended 9/30/96
                                A Shares                        B Shares             C Shares                              Lipper
                                (INCEP. 2/1/91)                 (INCEP. 6/15/95)     (INCEP. 10/10/88)      Phil. Gold &   Gold Fund
                                             Adjusted                     Adjusted   Adjusted               Silver Index   Average
------------------------------------------------------------------------------------------------------------------------------------

1 year                          -1.7%        -7.1%              -2.4%     -7.2%        -3.3%                -7.3%           9.8%
3 years                          5.5%         3.5%                --        --          4.8%                 3.4%           8.2%
5 years                         10.1%         8.8%                --        --          9.3%                 7.9%           9.8%
Inception                        9.7%         8.6%               0.1%     -0.3%         1.9%                  --             --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Precious Metals Fund C through September 30, 1996. The performance of Precious Metals Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

[LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception



                     Precious Metals C       Phil Gold & Silver Index
09/30/88             10,000                  10,000
12/31/88              9,461                   9,504
03/31/89              9,731                  10,338
06/30/89              9,131                  10,097
09/30/89              9,871                  11,338
12/31/89             10,993                  13,100
03/31/90              9,952                  12,311
06/30/90              8,630                  11,081
09/30/90              9,411                  11,834
12/31/90              8,240                  10,600
03/31/91              7,739                   9,207
06/30/91              8,189                   9,848
09/30/91              7,469                   8,611
12/31/91              7,799                   8,825
03/31/92              7,298                   7,869
06/30/92              7,589                   8,577
09/30/92              7,449                   8,788
12/31/92              6,638                   7,788
03/31/93              8,280                   9,483
06/30/93             11,263                  12,719
09/30/93             10,122                  11,372
12/31/93             12,955                  14,408
03/31/94             12,454                  14,604
06/30/94             11,774                  12,589
09/30/94             13,766                  14,443
12/31/94             11,704                  11,942
03/31/95             11,343                  13,323
06/30/95             11,203                  13,124
09/30/95             11,914                  13,567
12/31/95             11,213                  13,151
03/31/96             13,466                  15,571
06/30/96             12,294                  13,515
09/30/96             11,633                  12,583

PORTFOLIO COMPOSITION


Top 10 Holdings
Company                           % of Net Assets
-------------------------------------------------
Getchell Gold Corp.                          6.2%
-------------------------------------------------
Newmont Mining Corp.                         5.0%
-------------------------------------------------
Rangold & Exploration Co. Ltd.               3.9%
-------------------------------------------------
Sons of Gwalia LTD. N.L.                     3.8%
-------------------------------------------------
Barrick Gold Corp.                           3.8%
-------------------------------------------------
Placer Dome, Inc.                            3.6%
-------------------------------------------------
Homestake Mining Co.                         3.3%
-------------------------------------------------
Plutonic Resources Ltd.                      3.0%
-------------------------------------------------
Pegasus Gold, Inc.                           2.7%
-------------------------------------------------
Kloof Gold Mining Co. ADR                    2.5%
-------------------------------------------------
Top Ten Total                               37.8%


Portfolio Composition

[BAR GRAPH APPEARS HERE]

Common and Preferred Stocks     99%
Cash Equivalents                 1%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

Geographic Breakdown

---------------------
Canada          28.7%
---------------------
United States   26.4%
---------------------
South Africa    23.7%
---------------------
Australia       20.0%
---------------------
Others           1.2%
---------------------


PORTFOLIO INSIGHTS


Investors in gold and other precious metals are continually advised about the highly volatile nature of these markets. And perhaps nothing makes this point better than a review of the Fund's performance for the year ended September 30, 1996. While the Fund ended the first six months of the period up 13.3% for Class A shares and 13.0% for both Class B and C shares, it ended the year with slightly negative returns in all three classes. Over time, of course, many of these extreme highs and lows are leveled out and, in fact, over the five-years ended September 30, 1996, the Fund provided a highly respectable annualized return of 10.1% for Class A shares and 9.3% for Class C shares.
    The majority of the Fund's assets are invested in the stocks of gold mining companies throughout the world, making the Fund dependent on not only the price of gold but also the prevailing conditions in various countries. During the last 12 months, the price of gold peaked at $415 an ounce in February after trading in the $380-$390 range for most of 1995. The price subsequently fell, however, to its previous range, and only broke out once again when it hit $390 per ounce in late August. Gold closed on September 30, 1996 at $379.70 an ounce. This drop in the price of gold during the second half of the year reclaimed much of the Fund's earlier profits.
    During this period of declining gold prices, the shares of gold exploration companies tended to outperform the shares of most established gold producers. In fact, the exploration success of a handful of such companies seems to have given the other companies the benefit of a halo effect, so that even those companies without proven reserves or notable discoveries saw price improvements. For example, the Fund's investment in Barrick Gold, a Toronto-based gold-mining company showed significant gains when it announced an as yet untested, but what they consider to be a potentially significant, project in eastern Bolivia and future operations at a potentially massive Chilean mine.
    Despite recent volatility in the sector and the Fund, the manager of the Precious Metals Fund continues to believe the long-term reasons for having a gold component as part of a diversified portfolio are sound. Growing concerns regarding rising government indebtedness to foreign holders and the increasing debt burdens among American consumers are but two of the more persuasive examples of economic instability and are therefore sound reasons to consider a gold-oriented investment.

36/PIMCO Advisors Funds

PIMCO Advisors
Precious Metals Fund

 PORTFOLIO OF INVESTMENTS  SEPTEMBER 30, 1996



                                              Principal     Value
($ in thousands)                                 Amount  (Note 2)
-----------------------------------------------------------------
Short-Term Notes--1.3%
General Electric Co., 5.300%, 10/1/96          $    600  $    600
                                                         --------
Total Short-Term Notes
     (Cost $600)                                              600
                                                         --------
                                                 Shares
-----------------------------------------------------------------
Common Stocks--98.4%
Australia--20.2%
Acacia Resources Ltd. (b)                       170,000       313
Delta Gold N.L. Corp.                           200,000       443
Eagle Mining Corp. (b)                          280,000       616
Emperor Mines Ltd.                              200,000       405
Ghana Gold Mines Ltd.                           238,000        45
Great Central Mines N.L.                        101,000       288
Herald Resources Ltd.                           205,000       170
Kidston Gold Mines Ltd.                          40,000        51
Macraes Mining Co. Ltd.                         130,000       334
Menzies Gold N.L.                               500,000       237
Newcrest Mining Ltd.                            200,000       696
Normandy Mining Ltd.                            574,999       783
North Flinders Mines Ltd.                       100,000       657
Placer Pacific Ltd.                             260,000       329
Plutonic Resources Ltd.                         340,000     1,372
Resolute Samantha Ltd.                          200,000       420
Sons of Gwalia Ltd. N.L.                        290,000     1,767
St. Barbara Mines Ltd.                          600,000       361
                                                         --------
Total Australia                                             9,287
                                                         --------
Canada--28.9%
Agnico-Eagle Mines Ltd.                          60,000       915
Barrick Gold Corp.                               70,000     1,759
Battle Mountain Canada                          130,000       992
Cambior, Inc.                                    55,000       755
Echo Bay Mines Ltd.                              74,999       661
Euro-Nevada Mining Corp.                         10,800       313
Goldcorp, Inc., Class A                          90,000       787
Iamgold International African Mining (b)        100,000       514
Meridian Gold, Inc.                              60,000       248
Meridian Gold, Inc.- Institutional Receipt      294,000       669
Miramar Mining Corp. (b)                        100,000       506
Namibian Minerals Corp.                         200,000       954
Pangea Goldfields, Inc.                          65,000       386
Placer Dome, Inc.                                70,000     1,654
Richmont Mines, Inc. (b)                        150,000       567
Royal Oak Mines, Inc. (b)                       100,000       394
TVX Gold, Inc. (b)                              130,000       878
Viceroy Resources Corp. (b)                      75,000       380
                                                         --------
Total Canada                                               13,332
                                                         --------
Ghana--0.7%
Ashanti Goldfields Co. Ltd. GDR                  20,000       335
                                                         --------
Total Ghana                                                   335
                                                         --------
Peru--0.3%
Minas Buenaventura ADR                            6,300       121
                                                         --------
Total Peru                                                    121
                                                         --------
South Africa--23.9%
Beatrix Mines Ltd. ADR                          145,000     1,007
Deelkraal Gold Mining Ltd. ADR (b)              300,000       271
Driefontein Consolidated Ltd. ADR                95,000     1,026
Elandsrand Gold Mining Co. Ltd. ADR             200,000     1,058
Free State Consolidated Gold Mines Ltd. ADR     105,000     1,011
Gold Fields of South Africa Ltd. ADR             35,000     1,002
Harmony Gold Mining Co. Ltd.                     30,000       251
Kloof Gold Mining Co. ADR                       140,000     1,137
Randgold & Exploration Co. Ltd.                 250,000     1,805
St. Helena Gold Mines Ltd. ADR                  105,000       643
Vaal Reefs Exploration & Mining Co. Ltd. ADR    100,000       800
West Rand Consolidated Mines                     25,000        92
Western Deep Levels Ltd. ADR                     30,000       930
                                                         --------
Total South Africa                                         11,033
                                                         --------
United Kingdom--0.2%
Reunion Mining PLC (b)                          100,000       109
                                                         --------
Total United Kingdom                                          109
                                                         --------
United States--24.2%
Alta Gold Co. (b)                               100,000       344
Bema Gold Corp.                                  25,000       176
Getchell Gold Corp.                              60,000     2,842
Golden Star Resources Ltd.                       57,000       905
Homestake Mining Co.                            105,000     1,536
Newmont Mining Corp.                             49,000     2,315
Pegasus Gold, Inc.                              125,000     1,266
Royal Gold, Inc.                                 20,000       275
Santa Fe Pacific Gold Corp.                      80,000     1,000
Stillwater Mining Co. (b)                        25,000       469
                                                         --------
Total United States                                        11,128
                                                         --------
Total Common Stocks
     (Cost $41,553)                                        45,345
                                                         --------
Convertible Preferred Stocks--0.8%
Durban Roodeport, 8.000%, 12/31/49               41,961       385
                                                         --------
Total Convertible Preferred Stocks
     (Cost $276)                                              385
                                                         --------
                                                Contracts
-----------------------------------------------------------------
Purchased Call Options--0.4%
Durban Roodeport, expiring
December '99 @ 30                                41,961       185
                                                         --------
Total Purchased Call Options
     (Cost $64)                                               185
                                                         --------
Total Investments (a)100.9 %
     (Cost $42,493)                                        46,515
                                                         --------
Other Assets and Liabilities, Net--(0.9%)                    (443)
                                                         --------
Net Assets--100.0%                                       $ 46,072
                                                         ========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $42,916. At September 30, 1996, net unrealized appreciation was $3,599. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $8,552 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $4,953.

(b) Non-income producing security.


                                        Annual Report See accompanying notes/37

PIMCO Advisors
Global Income Fund                                            September 30, 1996


Objective:
Maximum total return,
consistent with
preservation of capital.

Portfolio:
Primarily investment grade U.S. and foreign bonds.

Total Net Assets:
$14 million

Number of Securities
in the Portfolio:
42 (not including short-term
instruments)

PIMCO Advisors Institutional Manager:
Pacific Investment Management Company


PERFORMANCE*



Total Return For period ended 9/30/96
                    A Shares                     B Shares                     C Shares
                    (INCEP. 10/2/95)             (INCEP. 10/2/95)             (INCEP. 10/2/95)
                                  Adjusted                     Adjusted       Adjusted
-------------------------------------------------------------------------------------------------------
Inception            15.0%         9.6%           14.5%         9.5%           13.5%

*The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of the PIMCO Advisors Global Income Fund A, B and C since inception through September 30, 1996. See page 55 for Footnotes, which should be read in connection with this material.

[LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception.

                                                                           SB CH
                Global Income A    Global Income B    Global Income C      World Govt. Index
9/30/95          9,525             10,000             10,000               10,000
12/31/95        10,163             10,672             10,672               10,420
3/31/96         10,180             10,683             10,683               10,405
6/30/96         10,403             10,896             10,897               10,599
9/30/96         10,955             10,954             11,354               10,950

PORTFOLIO COMPOSITION

Top 10 Countries
--------------------------------------
1. Netherlands   6. Germany
--------------------------------------
2. U.S.          7. Sweden
--------------------------------------
3. Canada        8. New Zealand
--------------------------------------
4. Japan         9. Finland
--------------------------------------
5. U.K.         10. Italy
--------------------------------------


Maturity Profile
--------------------------------------
1-5 years                          50%
--------------------------------------
6-10 years                         27%
--------------------------------------
11-20 years                        23%
--------------------------------------
Average Maturity             9.8 years
--------------------------------------
Duration                     5.8 years
--------------------------------------

Quality Breakdown

[BAR GRAPH APPEARS HERE]

AAA             80%
AA              14%
A                2%
BBB              2%
BB               2%

PORTFOLIO INSIGHTS

The Global Income Fund commenced operations on October 2, 1995. Since its inception through September 30, 1996, the Fund has posted impressive annualized returns: 15.0% for Class A shares, 14.5% for Class B shares and 13.5% for Class C shares. In addition, the Fund has just completed a strong six-month period, with returns of 7.6% for Class A shares, 7.2% for Class B shares and 6.2% for Class C shares.
    The manager attributes the Fund's strong relative performance to a longer than average duration position and strategic country allocations. Duration is a measure of an investment's sensitivity to changes in interest rates. With a longer duration an investment is more sensitive to rate changes, and a shorter duration is less sensitive. The Global Income Fund maintains an average duration of between 3-6 years, and as of September 30, 1996, the manager had the Fund's duration at the upper end of this range at 5.8 years. This longer duration position allowed the Fund to take maximum advantage of interest rate declines in several of the world's major markets.
    The advantages gained through strategic country allocations came down to several important decisions, including relative under-investing in poorer performing countries such as Japan and relative over-investing in better performing countries such as Australia, New Zealand and Canada. Canada in particular offered significant contributions to the Fund this year, thanks to its low inflation and recent fiscal rectitude, which produced a budget deficit well below expectations.
    The manager of the Global Income Fund believes the case for international diversification is particularly strong in the current fixed-income investing environment. While the U.S. bond market has remained sluggish, numerous other countries have seen yields decline, creating potentially profitable opportunities. And, while the manager currently anticipates rate declines in the U.S., he also foresees further declines across several of the world's major markets.
    In the months to come, the manager intends to slightly lessen investment in Europe in favor of countries like Australia, Canada, and New Zealand, where real rates of return remain quite high by international standards. Within Europe, the manager will continue to look for superior returns from the peripheral markets (Italy, Spain, Sweden), which are benefiting from declining inflation and improved opinions on the viability of European Monetary Union.


38/PIMCO Advisors Funds

PIMCO Advisors
Global Income Fund


 PORTFOLIO OF INVESTMENTS                                     SEPTEMBER 30, 1996



                                                      Principal    Value
($ in thousands)                                         Amount  (Note 2)
-------------------------------------------------------------------------
Short-Term Notes--38.3%
Ameritech Corp., 5.420%, 10/28/96                     $       300  $    299
AT&T Capital Corp., 5.250%, 11/12/96                          200       199
Caisse D'Amortissement, 5.320%-5.340%,
     10/7/96-11/20/96                                         600       598
Canadian Wheat Board, 5.270%, 11/6/96                         700       696
Federal Home Loan Bank, 5.300%, 11/14/96                      500       497
Ford Motor Credit Co., 5.290%, 10/29/96                       700       697
General Electric Capital Corp., 5.280%, 11/12/96              400       397
Motorola, Inc., 5.320%, 10/21/96                              600       598
National Rural Utilities Cooperative Finance Corp.
     5.260%, 10/2/96                                          600       600
Shell Oil Co., 5.300%, 10/1/96                                600       600
Wool International, 5.270%, 11/20/96                          200       198
                                                                   --------
Total Short-Term Notes
     (Cost $5,379)                                                    5,379
                                                                   --------
Debt Securities--180.4%

Belgium (d)--2.6%
Kingdom of Belgium, 5.100%, 11/21/04 (b)              BF    5,800       192
Kingdom of Belgium, 8.500%, 10/1/07                         4,700       175
                                                                   --------
Total Belgium                                                           367
                                                                   --------
Canada (d)--26.4%
Commonwealth of Canada, 8.000%-9.000%,
     11/1/98-12/1/05                                  C$    4,260     3,341
Rogers Cantel, Inc., 10.500%, 6/1/06                          500       376
                                                                   --------
Total Canada                                                          3,717
                                                                   --------
Czech Republic (d)--2.1%
Bayerische Landesbank, 11.500%, 10/9/97               CK    8,000       297
                                                                   --------
Total Czech Republic                                                    297
                                                                   --------
Denmark (d)--1.2%
Kingdom of Denmark, 8.000%, 5/15/03                   DK      900       167
                                                                   --------
Total Denmark                                                           167
                                                                   --------
Finland (d)--4.5%
Republic of Finland, 3.763%, 8/15/97                  FM    3,000       637
                                                                   --------
Total Finland                                                           637
                                                                   --------
France (d)--2.5%
Republic of France, 7.750%, 10/25/25                  FF    1,600       347
                                                                   --------
Total France                                                            347
                                                                   --------
Germany (d)--10.0%
German Unity Fund, 8.000%, 1/21/02                    DM      500       369
Republic of Germany, 6.875%-9.000%,
     10/20/00-6/11/03                                       1,400     1,029
                                                                   --------
Total Germany                                                         1,398
                                                                   --------
Italy (d)--4.3%
Republic of Italy, 10.500%, 9/1/05                    IL  825,000       609
                                                                   --------
Total Italy                                                             609
                                                                   --------
Japan (d)--16.8%
Government of Japan, 4.800%, 6/21/99                  JY   65,000       641
Government of Japan, 6.400%, 3/20/00                       97,000     1,017
Government of Japan, 5.500%, 3/20/02                       67,000       705
                                                                   --------
Total Japan                                                           2,363
                                                                   --------
Netherlands (d)--47.3%
Kingdom of Netherlands, 6.250%-9.000%,
     7/15/98-2/15/07                                  DG   10,800    $6,652
                                                                   --------
Total Netherlands                                                     6,652
                                                                   --------
New Zealand (d)--6.8%
Commonwealth of New Zealand, 6.500%-
     10.000%, 7/15/97-11/15/06                        NZ$   1,370       962
                                                                   --------
Total New Zealand                                                       962
                                                                   --------
Spain (d)--2.9%
Kingdom of Spain, 10.000%-10.900%,
     8/30/03-2/28/05                                  SP   47,000       408
                                                                   --------
Total Spain                                                             408
                                                                   --------
Supranational (d)--2.4%
International Bank of Reconstruction and
     Development, 11.500%, 10/9/97                    CK    9,000       334
                                                                   --------
Total Supranational                                                     334
                                                                   --------
Sweden (d)--6.9%
Kingdom of Sweden, 11.000%, 1/21/99                   SK    5,800       970
                                                                   --------
Total Sweden                                                            970
                                                                   --------
United Kingdom (d)--13.4%
United Kingdom Gilt, 6.000%, 8/10/99                  BP    1,220     1,878
                                                                   --------
Total United Kingdom                                                  1,878
                                                                   --------
United States (d)--30.3%
Dean Witter Discover Corp., 5.618%,
     2/1/99 (b)                                           $   250       250
First USA Bank, 5.963%, 3/14/97 (b)                           200       200
Federal National Mortgage Association,
     6.067%, 8/1/29 (b)                                       810       803
Government National Mortgage Association,
     7.000%-7.250%, 11/20/21-7/20/22 (b)                    1,609     1,630
Hewlett Packard Co., 5.625%, 11/20/00                 DM      100        68
Student Loan Marketing Association, 6.070%,
     10/25/07 (b)                                         $   900       900
TCI Communications Inc., 6.238%, 4/1/02 (b)                   300       294
U.S. Treasury Bills, 5.070%-5.160%,
     10/17/96-11/14/96 (e)                                    110       109
                                                                   --------
Total United States                                                   4,254
                                                                   --------
Total Debt Securities
     (Cost $25,376)                                                  25,360
                                                                   --------

                                         Annual Report See accompanying notes/39

PIMCO Advisors
Global Income Fund


 PORTFOLIO OF INVESTMENTS                                    SEPTEMBER 30, 1996

                                                   Principal       Value
($ in thousands)                                      Amount    (Note 2)
------------------------------------------------------------------------
Purchased OTC Call Options (d)--8.9%
Commonwealth of Canada, 8.000%, 11/1/98,
     expiring January '97 @ 94.27 (c)                 C$ 1,800   $   134
Commonwealth of Canada, 8.000%, 11/1/98,
     expiring January '97 @ 94.32 (c)                    1,800       133
Kingdom of Denmark, 8.000%, 5/15/03,
     expiring November '96 @ 96.25 (c)             DK      900        19
Government of Japan, 4.800%, 6/21/99,
     expiring November '96 @ 98.00 (c)             JY   20,000        20
Government of Japan, 5.500%, 3/20/02,
     expiring December '96 @ 104.00 (c)                 10,000        11
Government of Japan, 6.400%, 3/20/00,
     expiring December '96 @104.50 (c)                  97,000        95
Government of Japan, 4.800%, 6/21/99,
     expiring January '97 @ 98.44                       10,000         9
Kingdom of Netherlands, 6.250%, 7/15/98,
     expiring December '96 @ 93.50 (c)             DG    9,100       560
Kingdom of Spain, 10.900%, 8/30/03,
     expiring October '96 @ 97.10 (c)              SP   45,000        70
Kingdom of Sweden, 11.000%, 1/21/99,
     expiring November '96 @ 100.00 (c)            SK    2,500        41
United Kingdom Gilt, 6.000%, 8/10/99,
     expiring October '96 @ 88.30 (c)              BP    1,050       167
                                                                 -------
Total Purchased OTC Call Options
     (Cost $1,210)                                                 1,259
                                                                 -------
Total Investments (a)--227.6%
     (Cost $31,965)                                               31,998
                                                                 -------
Other Assets and Liabilities, Net--(127.6%)                      (17,939)
                                                                 -------
Net Assets--100.0%                                               $14,059
                                                                 =======


Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $31,968. At September 30, 1996, net unrealized appreciation was $30. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $231 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $201.

(b) Variable rate security.

(c) Security subject to outstanding forward sale commitment.

(d) Principal amount denoted in indicated currency:

BF--Belgian Franc
BP--British Pound
C$--Canadian Dollar
CK--Czech Koruna
DG--Dutch Guilder
DK--Danish Krone
DM--German Mark
FF--French Franc
FM--Finnish Markka
IL--Italian Lira
JY--Japanese Yen
NZ$--New Zealand Dollar
SK--Swedish Krona
SP--Spanish Peseta

(e)--Either all or a portion of these securities has been segregated with the custodian to cover futures contracts.



40 / PIMCO Advisors Funds See accompanying notes

--------------------------------------------------------------------------------



PIMCO Advisors
High Income Fund                                              September 30, 1996
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital.

Portfolio:
Primarily high yield bonds.

Total Net Assets:
$258 million

Number of Securities in the Portfolio:
118 (not including short-term instruments)

PIMCO Advisors Institutional Manager:
Pacific Investment Management Company



PERFORMANCE*

Average Annual Total Return   For periods ended 9/30/96

            A Shares                    B Shares                   C Shares
            (INCEP. 2/6/91)             (INCEP. 5/22/95)           (INCEP. 2/24/84)
                           Adjusted                     Adjusted   Adjusted
--------------------------------------------------------------------------------
1 year      11.2%            5.9%       10.5%             5.5%       9.3%
5 years      8.3%            7.2%        --               --         7.3%
10 years     --              --          --               --         6.9%
Inception    8.3%            7.4%       11.5%             8.6%       8.0%

In November 1994, the High Income Fund changed its investment objective. Therefore, longer-term comparisons with the Fund's new relevant indices are not applicable.

*The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors High Income Fund C through September 30, 1996. The performance of High Income Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                           [LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception

                High            Lehman BB       6 Month
                Income C        Int. Index      CD Index
12/31/83        10,000          10,000          10,000
03/31/84         9,900           9,833          10,086
06/30/84         9,497           9,497          10,376
09/30/84        10,218          10,523          10,682
12/31/84        10,593          11,421          10,941
03/31/85        11,050          11,802          11,189
06/30/85        11,759          12,867          11,417
09/30/85        11,952          13,198          11,645
12/31/85        12,617          14,219          11,875
03/31/86        13,172          15,275          12,100
06/30/86        13,447          15,501          12,302
09/30/86        13,495          15,903          12,488
12/31/86        13,957          16,513          12,670
03/31/87        14,561          17,080          12,862
06/30/87        14,466          16,754          13,088
09/30/87        14,296          16,278          13,324
12/31/87        14,583          17,243          13,583
03/31/88        15,162          18,096          13,817
06/30/88        15,493          18,424          14,075
09/30/88        15,735          18,869          14,374
12/31/88        16,060          19,105          14,694
03/31/89        16,094          19,382          15,059
06/30/89        16,597          20,800          15,423
09/30/89        16,719          21,115          15,757
12/31/89        16,940          21,714          16,084
03/31/90        16,564          21,631          16,421
06/30/90        17,067          22,495          16,770
09/30/90        17,085          22,319          17,111
12/31/90        17,287          22,860          17,450
03/31/91        17,515          23,995          17,745
06/30/91        17,768          24,609          18,018
09/30/91        18,529          25,986          18,284
12/31/91        19,353          27,273          18,508
03/31/92        19,257          27,335          18,703
06/30/92        20,010          28,502          18,890
09/30/92        20,822          29,817          19,048
12/31/92        20,780          29,837          19,214
03/31/93        21,614          31,426          19,372
06/30/93        21,964          32,600          19,529
09/30/93        22,785          33,658          19,692
12/31/93        22,272          33,695          19,855
03/31/94        21,342          32,617          20,037
06/30/94        20,831          32,055          20,272
09/30/94        21,079          32,415          20,539
12/31/94        20,689          32,619          20,859
03/31/95        21,879          34,648          21,201
06/30/95        23,164          37,302          21,523
09/30/95        24,929          39,033          21,835
12/31/95        24,837          40,470          22,145
03/31/96        25,004          40,259          22,436
06/30/96        25,241          40,734          22,747
09/30/96        26,387          42,136          23,073


PORTFOLIO COMPOSITION

Sector Breakdown

[BAR GRAPH APPEARS HERE]

Industrial Bonds        61%
Governments              5%
Finance Bonds            5%
Utility Bonds            9%
Cash Equivalents         5%
Other                   15%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.

Quality Breakdown

[BAR GRAPH APPEARS HERE]

Non-Investment Grade            89%
    BB 55%
    B  34%

Investment Grade                11%
    Govt. Oblig./AAA 7%
    BBB 4%


Maturity Profile

-----------------------------------
1 year or less                  14%
-----------------------------------
1-5 years                       27%
-----------------------------------
6-10 years                      44%
-----------------------------------
11-20 years                     13%
-----------------------------------
21-30 years                      2%
-----------------------------------
Average Maturity          6.8 years
-----------------------------------
Duration                  4.2 years
-----------------------------------



PORTFOLIO INSIGHTS

The high yield market offered good investment opportunities over the year ended September 30, 1996, allowing the High Income Fund to post returns of 11.2% for Class A shares, 10.5% for Class B shares and 9.3% for Class C shares. These results were, however, slightly under the average set by comparable funds (as measured by the Lipper High Yield Fund Average), most of which benefited more from an improving economy.
   In general, the Fund's manager does not invest in lower-tier high yield bonds, and avoids debt issued by firms heavily dependent on strong economic growth or consumer spending. However, it was this lower-tier category and these cyclical companies that benefited most when economic indicators signaled strong growth and surging corporate profits earlier this year. More recently, however, investors have begun to temper their expectations for the economy, bringing mid- and upper-tier high yield bonds and non-cyclical companies back into favor. In fact, for the three months ended September 30, 1996, BB-rated bonds were the best performing credit category. The Fund held more than half of its portfolio in BB-rated bonds during this time period.
   In terms of maturity, the Fund tended to emphasize shorter-maturity bonds throughout the year in an effort to lessen the impact changing interest rates have on price performance. In addition, the Fund made moves to lessen its duration (sensitivity to interest rate changes), ending the year with an average duration of 4.2 years. While the manager currently feels that the prospects for declining interest rates are strong (a situation that would usually encourage a longer duration), he is concerned about widening credit spreads, which would have a more harmful impact on longer maturity instruments.
   Looking ahead, the Fund's manager expects to see continued strength in the high yield market, as many corporations improve their balance sheets and cash flows. The Fund intends to continue to focus on solid below investment grade credits with strong market positions, including investments in utilities, independent-power producers, healthcare, cable and telecommunications industries. The Fund will also continue to explore investments outside the traditional corporate bond market, in areas such as the commercial mortgage market, in search of securities with higher credit-adjusted yields.


                                                         1996 Annual Report / 41

PIMCO Advisors
High Income Fund

 PORTFOLIO OF INVESTMENTS                                     SEPTEMBER 30, 1996

                                                      Principal            Value
($ in thousands)                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Short-Term Notes--2.7%
Caisse d'Amortissement, 5.310%-5.320%,
   11/20/96-12/13/96                                 $    1,300       $    1,288
Ford Motor Credit Co., 5.290%-5.310%,
   11/12/96-11/19/96                                        900              894
General Electric Capital Corp., 5.280%-5.420%,
   10/8/96-3/3/97                                         3,500            3,474
Hewlett Packard Co., 5.400%, 11/27/96                     1,400            1,388
                                                                      ----------
Total Short-Term Notes
   (Cost $7,044)                                                           7,044
                                                                      ----------
U.S. Government Agency Obligations--3.5%
Federal National Mortgage Association
(FNMA)--0.5%
FNMA (IO), 7.000%, 7/25/08                                3,453              493
FNMA, 8.122%, 5/25/28 (b)                                 1,000              673
                                                                      ----------
                                                                           1,166
                                                                      ----------
Resolution Trust Corporation (RTC)--3.0%
RTC, 6.723%, 9/25/20 (b)                                    315              208
RTC, 6.900%, 2/25/27                                      3,109            2,704
RTC, 8.000%, 6/25/26                                      4,200            3,618
RTC, 9.050%, 8/25/23                                      1,076            1,104
                                                                      ----------
                                                                           7,634
                                                                      ----------
Total U.S. Government Agency Obligations
   (Cost $8,828)                                                           8,800
                                                                      ----------
Corporate Bonds and Notes--84.7%
Automotive Parts and Equipment--0.7%
Exide Corp., 0.000%, 12/15/04 (c)                           850              765
Speedy Muffler King, Inc., 10.875%, 10/1/06               1,100            1,139
                                                                      ----------
                                                                           1,904
                                                                      ----------
Banks--1.5%
First Nationwide Holdings, 10.625%-12.500%,
   4/15/03-10/1/03                                        3,700            3,953
                                                                      ----------
Building Materials--1.5%
Building Materials, 0.000%, 7/1/04 (c)                    4,930            3,969
                                                                      ----------
Computer Software and Peripherals--2.1%
Printpack, Inc., 9.875%, 8/15/04                          2,750            2,812
Unisys Corp., 12.000%, 4/15/03                            2,500            2,588
                                                                      ----------
                                                                           5,400
                                                                      ----------
Containers--3.7%
Owens Illinois, Inc., 11.000%, 12/1/03                    3,000            3,285
Sea Containers, 9.500%, 7/1/03                              750              743
Stone Container Corp., 11.500%, 10/1/04                   2,000            2,100
Sweetheart Cup, Inc., 9.625%, 9/1/00                      3,250            3,323
                                                                      ----------
                                                                           9,451
                                                                      ----------
Cosmetics--1.3%
Revlon, Inc., 9.375%, 4/1/01                              1,500            1,523
Revlon Worldwide 0.000%, 3/15/98                          2,000            1,755
                                                                      ----------
                                                                           3,278
                                                                      ----------
Electronics--0.8%
Ametek Inc., 9.750%, 3/15/04                              2,000            2,100
                                                                      ----------
Energy--0.8%
Panda Funding, 11.625%, 8/20/12                           2,000            2,038
                                                                      ----------

Entertainment and Leisure--2.7%
Coleman Holdings, Inc., 0.000%, 5/27/98                   3,250            2,771
Griffin Gaming & Entertainment, 0.000%,
   6/30/00                                                1,750            1,680
Showboat, Inc., 9.250%, 5/1/08                              550              548
Station Casinos, 9.625%, 6/1/03                           2,000            1,950
                                                                      ----------
                                                                           6,949
                                                                      ----------
Financial Services--2.6%
Mesa Operating, 10.625%, 7/1/06                           1,000            1,050
Navistar Financial Corp., 8.875%, 11/15/98                1,500            1,496
UCC Investors, 10.500%, 5/1/02                            1,000            1,069
Trizec Finance Ltd., 10.875%, 10/15/05                    2,950            3,171
                                                                      ----------
                                                                           6,786
                                                                      ----------
Forest and Paper Products--2.8%
Buckeye Cellulose Corp., 8.500%, 12/15/05                   500              488
Pacific Lumber, 10.500%, 3/01/03                          2,500            2,463
Repap Wisconsin, Inc., 9.250%, 2/1/02                     2,300            2,329
Stone Consolidated Corp., 10.250%, 12/15/00               1,750            1,851
                                                                      ----------
                                                                           7,131
                                                                      ----------
Health Management--4.6%
Abbey Healthcare Group, Inc., 9.500%, 11/1/02             2,750            2,833
Healthsouth Rehabilitation, 9.500%, 4/1/01                1,500            1,568
Integrated Health Services, 9.625%, 5/31/02               4,325            4,422
Paracelsus Healthcare, 10.000%, 8/15/06                   1,500            1,551
Tenet Healthcare Corp., 10.125%, 3/1/05                   1,500            1,627
                                                                      ----------
                                                                          12,001
                                                                      ----------
Industrial Goods and Equipment--1.0%
Food Maker Inc., 9.250%, 3/1/99                           2,245            2,245
Venture Holdings Trust, 9.750%, 4/1/04                      390              339
                                                                      ----------
                                                                           2,584
                                                                      ----------
Instruments and Controls--0.4%
IMO Industries Inc., 11.750%, 5/1/06                      1,000            1,045
                                                                      ----------
Insurance--1.8%
Phoenix Re Corp., 9.750%, 8/15/03                         2,000            2,110
Reliance Group Holdings, 9.000%, 11/15/00                 2,500            2,547
                                                                      ----------
                                                                           4,657
                                                                      ----------
Lodging--2.5%
HMH Properties, 9.500%, 5/15/05                           2,500            2,500
Hammons, (J.Q.) Hotels L.P., 8.875%, 2/15/04              4,000            3,840
                                                                      ----------
                                                                           6,340
                                                                      ----------
Media--12.6%
Benedek Broadcasting Corp., 11.875%, 3/1/05               2,000            2,185
Cablevision Systems Corp., 10.500%, 5/15/16               4,000            4,080
Cablevision Systems Corp., 9.875%, 4/1/23                 1,000              940
Century Communications Corp., 11.875%,
   10/15/03                                               2,750            2,943
CF Cable TV, Inc., 9.125%, 7/15/07                        2,000            2,075
Granite Broadcasting Corp., 10.375%, 5/15/05              1,500            1,515
Jones Intercable, 10.500%, 3/1/08                         1,400            1,484
K-III Communications, Inc., 8.500%, 2/1/06                2,500            2,325
Marcus Cable Co., 13.500%, 8/1/04                         2,500            1,950
Muzak LP/Muzak Capital, 10.000%, 10/1/03                  1,000            1,013
Rogers Cablesystems of America, Inc., 10.000%,
   3/15/05                                                2,000            2,035
SCI Television, Inc., 11.000%, 6/30/05                    3,100            3,317
Sinclair Broadcast Group, Inc., 10.000%, 9/30/05            500              505
Telewest Communications PLC, 9.625%, 10/1/06              3,500            3,465
Young Broadcasting, Inc., 9.000%, 1/15/06                 3,000            2,835
                                                                      ----------
                                                                          32,667
                                                                      ----------

42 / PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
High Income Fund

 PORTFOLIO OF INVESTMENTS                                     SEPTEMBER 30, 1996

                                                      Principal            Value
($ in thousands)                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Medical Supplies--0.4%
Owens & Minor, 10.875%, 6/1/06                       $    1,000       $    1,045
                                                                      ----------
Miscellaneous Manufacturing--5.2%
American Standard, Inc., 9.250%-11.375%,
   5/15/04-12/1/16                                        4,750            5,001
Clark-Schwebel, Inc., 10.500%, 4/15/06                    1,250            1,300
Doane Products Co., 10.625%, 3/1/06                         500              517
Figgie International, Inc., 9.875%, 10/1/99               2,000            2,068
Magnetek, Inc., 10.750%, 11/15/98                         2,000            2,035
Sequa Corp., 10.000, 5/14/01                              2,500            2,576
                                                                      ----------
                                                                          13,497
                                                                      ----------
Oil and Gas--9.2%
Clark Oil Refining Corp., 10.500%, 12/1/01                  400              415
Clark R&M Holdings, 0.000%, 2/15/00                       3,600            2,578
Falcon Drilling, Inc., 9.750%, 1/15/01                    1,500            1,519
Ferrell Gas, Inc., 10.000%, 8/1/01                        3,000            3,120
Flores & Rucks, Inc., 9.750%, 10/1/06                     1,000            1,021
Gulf Canada Resources Ltd., 9.250%, 1/15/04               3,575            3,664
HS Resources, Inc., 9.875%, 12/01/03                      1,000              988
KCS Energy, Inc., 11.000%, 1/15/03                        1,500            1,631
Nuevo Energy Co., 9.500%, 4/15/06                           500              510
Nuevo Energy Co., 12.500%,12/15/02                        1,750            1,881
Transtexas Gas Corp., 11.500%, 6/15/02                    1,750            1,859
Triton Energy Corp., 0.000%, 11/1/97                      2,500            2,319
Vintage Petroleum, Inc., 9.000%, 12/15/05                 2,250            2,233
                                                                      ----------
                                                                          23,738
                                                                      ----------
Publishing--2.3%
Hollinger International Publishing, 9.250%,
   2/1/06                                                 2,000            1,950
World Color Press, Inc., 9.125%, 3/15/03                  4,000            3,960
                                                                      ----------
                                                                           5,910
                                                                      ----------
Private Asset-Backed: Mortgages--2.3%
Airplanes Pass Through Trust, 10.875%, 3/15/19            2,000            2,155
Asset Securitization Corp., 7.384%, 8/13/29               1,500            1,395
LTC, 9.200%, 8/4/23                                       1,000            1,034
Red Mountain Funding Corp., 9.150%, 11/28/27              1,500            1,330
                                                                      ----------
                                                                           5,914
                                                                      ----------
Retail--2.7%
Cumberland Farms, 10.500%, 10/1/03                        1,940            1,872
J Ray McDermott, 9.375%, 7/15/06                          2,500            2,537
Pathmark Stores, Inc., 9.625%, 5/1/03                     2,500            2,459
                                                                      ----------
                                                                           6,868
                                                                      ----------
Steel--0.8%
Earle Jorgensen, 10.750%, 3/1/00                          2,000            2,020
                                                                      ----------
Telecommunications--4.9%
Albritton Communications, 9.750%, 11/30/07                1,500            1,459
Lenfest Communications, 8.375%, 11/1/05                   2,150            2,014
Paging Network, Inc., 8.875%-10.125%,
   2/1/06-8/1/07                                          1,750            1,706
Rogers Cantel, Inc., 9.375%, 6/1/08                       3,000            2,992
Teleport Communications, 0.000%, 7/1/07                   4,000            2,560
Vanguard Cellular Systems, 9.375%, 4/15/06                2,000            1,995
                                                                      ----------
                                                                          12,726
                                                                      ----------
Textiles--1.0%
West Point Stevens, 8.750%-9.375%,
   12/15/01-12/15/05                                      2,500            2,521
                                                                      ----------
Transportation: Air--0.6%
Atlas Air, Inc., 12.250%, 12/1/02                         1,000            1,070
US Air, Inc., 9.625%, 9/1/03                                500              490
                                                                      ----------
                                                                           1,560
                                                                      ----------
Transportation: Marine--0.7%
Teekay Shipping Corp., 8.320%, 2/1/08                     1,750            1,697
                                                                      ----------
Utilities: Electric--10.2%
AES Corp., 10.250%, 7/15/06                               3,500            3,727
California Energy Co., 0.000%, 1/15/04 (c)                4,650            4,754
California Energy Co., 9.875%, 6/30/03                    2,000            2,040
Calpine Corp., 9.250%, 2/1/04                             2,000            1,925
CTC Mansfield Funding Corp., 11.125%, 9/30/16             3,000            3,173
El Paso Electric Co., 8.900%, 2/01/06                     2,250            2,289
First PV Funding, 10.150%, 1/15/16                        2,000            2,120
Long Island Lighting Co., 7.125%, 6/1/05                  3,000            2,661
Niagara Mohawk Power, 7.875%-9.500%,
   3/1/21-4/1/24                                          2,500            2,192
North Atlantic Energy 9.050%, 6/1/02                      1,636            1,594
                                                                      ----------
                                                                          26,475
                                                                      ----------
Utilities: Gas--1.0%
Amerigas Partners, L.P., 10.125%, 4/15/07                 2,500            2,575
                                                                      ----------
Total Corporate Bonds and Notes
   (Cost $211,760)                                                       218,799
                                                                      ----------
Sovereign Issues--2.7%
Republic of Argentina, 5.250%-6.625%,
   3/31/05-3/31/23                                        6,880            5,501
United Mexican States, Series B, 6.250%,
   12/31/19                                               2,000            1,385
United Mexican States, Value Recovery Rights,
   12/31/19(d)                                            2,000                0
                                                                      ----------
Total Sovereign Issues
   (Cost $6,100)                                                           6,886
                                                                      ----------

                                                         Shares
--------------------------------------------------------------------------------
Preferred Stocks--3.9%
Banks--0.3%
1st Nationwide Bank FSB,11.500%                           8,000              908
                                                                      ----------
Media--3.6%
Newscorp Overseas, Ltd., 8.625%                         133,200            3,247
Time Warner, Inc., 10.250%                                5,867            6,190
                                                                      ----------
                                                                           9,437
                                                                      ----------
Total Preferred Stocks
     (Cost $10,109)                                                       10,345
                                                                      ----------
Total Investments(a)--97.5%
     (Cost $243,841)                                                     251,874
                                                                      ----------
Other Assets and Liabilities, Net--2.5%                                    6,449
                                                                      ----------
Net Assets--100.0%                                                    $  258,323
                                                                      ----------

Notes to Portfolio Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $243,875. At September 30, 1996, net unrealized appreciation was $7,999. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $9,111 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $1,112.
(b) Variable rate security.
(c) Security becomes interest bearing at a future date.
(d) Non-income producing security.

                                       Annual Report See accompanying notes / 43

--------------------------------------------------------------------------------



PIMCO Advisors
Total Return Income Fund                                      September 30, 1996
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital.

Portfolio:
Primarily investment grade bonds.

Total Net Assets:
$221 million

Number of Securities in the Portfolio:
33 (not including short-term instruments)

PIMCO Advisors Institutional Manager:
Pacific Investment Management Company



PERFORMANCE*

Average Annual Total Return   For periods ended 9/30/96

             A Shares                   B Shares                   C Shares            Lehman       Lipper Int.
             (INCEP. 12/22/94)          (INCEP. 5/22/95)           (INCEP. 12/22/94)   Aggregate    Inv. Grade
                             Adjusted                  Adjusted    Adjusted            Bond Index   Fund Avg.
-------------------------------------------------------------------------------------------------------------------
1 year         4.8%           -0.2%       4.0%          -1.0%        3.0%                4.9%         4.3%
Inception      8.9%            6.0%       5.8%           2.9%        8.2%                 --           --

*The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Total Return Income Fund A and C through September 30, 1996. The performance of Total Return Income Fund B will be greater or less than the lines shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                           [LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception.

                                                 Leh. Agg.     6 Month
              Total Return A   Total Return C    Index         CD Index
09/30/94              9,525        10,000        10,000        10,000
12/31/94              9,525        10,000        10,000        10,000
03/31/95              9,913        10,289        10,504        10,164
06/30/95             10,356        10,834        11,144        10,318
09/30/95             10,581        10,949        11,362        10,468
12/31/95             11,099        11,569        11,846        10,617
03/31/96             10,846        11,276        11,636        10,756
06/30/96             10,880        11,288        11,703        10,905
09/30/96             11,085        11,490        11,919        11,061

PORTFOLIO COMPOSITION

                           [BAR GRAPH APPEARS HERE]

Sector Breakdown

U.S. Government Agency Obligations        89%
Sovereign Issues                           4%
Corporate Bonds and Notes                  7%

Cash Equivalents include short-term instruments, cash and other assets less liabilities.


Quality Breakdown

                           [BAR GRAPH APPEARS HERE]

Government/AAA       88%
AA                    2%
BBB                   2%
BB                    8%


Maturity Profile

------------------------------
1 year or less              1%
------------------------------
1-5 years                  45%
------------------------------
6-10 years                 24%
------------------------------
11-20 years                25%
------------------------------
21-30 years                 5%
------------------------------
Average Maturity     8.4 years
------------------------------
Duration             5.2 years
------------------------------


PORTFOLIO INSIGHTS

The Total Return Income Fund followed its strong start with solid performance in the six months ended September 30, 1996. As a result, the Fund was able to post returns of 4.0% for Class B shares, 3.0% for Class C shares, and 4.8% for Class A shares--with Class A shares clearly beating the average for comparable funds (as measured by the Lipper Intermediate Investment Grade Debt Fund Average).
   The Total Return Income Fund is managed by Bill Gross of Pacific Investment Management Company, a man Money magazine (5/96) described as a "fixed income guru". It was Mr. Gross' mission this last year to guide the Total Return Income Fund through a difficult fixed income investment environment. Yields on U.S. Treasury bonds followed an erratic path up to September 30th, as concern over actions by the Federal Reserve Board and a steady stream of conflicting economic data alternately depressed and elevated the bond market. Rather than responding to each of these shifts, Bill Gross held to his belief that rates would decline and maintained the Total Return Income Fund's portfolio accordingly.
   Throughout the year the Fund concentrated on Treasuries and mortgages as opposed to the credit sensitive corporate sector. These mortgage-backed securities, both fixed and adjustable rate, made particularly strong contributions to the Fund's results during the year.
   Another constant throughout the year was the Fund's focus on high quality securities. In fact, as of September 30, 1996, 88% of the Fund's portfolio was invested in AAA-rated bonds. This high quality portfolio provided shareholders with a more conservative investment than funds that invest primarily in higher yielding, lower-rated securities.
   The Fund's manager continues to view the current investment environment as part of a larger trend started in the early 1980's. As this trend evolves further, he believes we can expect to see slower economic growth, lower inflation and declining interest rates. In fact, the manager foresees rates dropping to 6.5% for long-term Treasuries and 5% for 3-month T-bills by December 31, 1996. This forecast paints a rosy picture for the domestic bond market. To capitalize on this situation, the Fund currently intends to continue to emphasize intermediate-term securities with relatively longer durations. In addition, the Fund anticipates maintaining its focus in the mortgage sector, with ARM's (adjustable rate mortgages) and discount pass-thrus the areas that the manager expects to offer the greatest relative value.

44 / PIMCO Advisors Funds

PIMCO Advisors
Total Return Income Fund

 PORTFOLIO OF INVESTMENTS                                     September 30, 1996

                                                      Principal            Value
($ in thousands)                                         Amount         (Note 2)
--------------------------------------------------------------------------------
Short-Term Notes--30.3%
Ameritech Corp., 5.330%-5.420%, 10/2/96-
   10/28/96                                          $    1,500       $    1,496
Bell South Telecommunications, 5.270%, 11/4/96            4,200            4,174
Caisse D' Amortissement, 5.340%-5.420%,
   10/7/96-10/23/96                                       7,400            7,387
Du Pont (E.I.) de Nemours, 5.260%, 11/19/96               7,500            7,443
Federal Home Loan Mortgage Corp.,
   5.200%-5.300%, 10/17/96-11/13/96                       6,800            6,778
Federal National Mortgage Association,
   5.180%, 11/27/96                                      10,000            9,916
Ford Motor Credit Co., 5.310%-5.340%,
   11/8/96-11/13/96                                       4,200            4,173
General Electric Capital Corp., 5.260%,
   11/12/96                                               5,300            5,266
Hewlett Packard Co., 5.300%, 10/25/96                     1,900            1,893
KFW Intl., 5.310%, 10/25/96                               5,100            5,081
Mobil Corp., 5.340%, 10/21/96                             1,700            1,695
Motorola, Inc., 5.320%, 10/23/96                          1,000              997
National Rural Utilities Cooperative Finance
   Corp., 5.280%, 11/13/96                                9,300            9,239
Shell Oil Co., 5.330%, 10/4/96                            1,500            1,499
                                                                      ----------
Total Short-Term Notes
   (Cost $67,037)                                                         67,037
                                                                      ----------
U.S. Treasury Obligations--40.9%
U.S. Treasury Bills, 4.980%-5.070%,
   10/17/96-11/21/96 (e)                                  1,570            1,561
U.S. Treasury Notes, 5.625%-6.125%,
   6/30/97-9/30/00                                       89,000           88,836
Total U.S. Treasury Obligations
   (Cost $90,340)                                                         90,397

U.S. Government Agency Obligations--46.2%
Federal Home Loan Mortgage Corp.
(FHLMC)--16.5%
FHLMC, 6.500%, 11/13/26 (c)                              31,000           29,160
FHLMC, 7.000%, 7/15/23                                      205              169
FHLMC, 7.361%, 4/1/23 (b)                                 1,521            1,566
FHLMC, 7.890%, 1/1/24 (b)                                 1,491            1,539
FHLMC, 8.000%, 09/15/24                                   1,900            1,953
FHLMC, 8.010%, 8/1/24 (b)                                 2,045            2,112
                                                                      ----------
                                                                          36,499
                                                                      ----------
Federal National Mortgage Association
(FNMA)--12.2%
FNMA, 6.073%, 12/1/27                                     9,524            9,447
FNMA, 6.124%, 10/23/26 (b)(c)                            15,000           14,845
FNMA, 6.900%, 5/25/23                                       121               98
FNMA, 7.722%, 10/1/23 (b)                                 1,534            1,586
FNMA, 8.049%, 1/1/24 (b)                                    863              897
                                                                      ----------
                                                                          26,873
                                                                      ----------
Government National Mortgage Association
(GNMA)--17.5%
GNMA, 5.500%, 7/20/24 (b)                                   505              505
GNMA, 6.500%, 3/20/23                                     3,448            3,478
GNMA, 6.500%, 2/20/23-10/20/24 (b)                        5,990            6,079
GNMA, 6.500%, 11/19/26 (c)                               10,000            9,356
GNMA, 7.000%, 10/17/26 (c)                               20,000           19,250
                                                                      ----------
                                                                          38,668
                                                                      ----------
Total U.S. Government Agency Obligations
   (Cost $100,807)                                                       102,040
                                                                      ----------
Corporate Bonds and Notes--7.9%
Chemical--2.7%
Indspec Chemical, 0.000%, 12/1/03 (f)                     5,500            4,820
Varity Corp., 11.375%, 11/15/98                           1,250            1,257
                                                                      ----------
                                                                           6,077
                                                                      ----------
Containers--1.0%
Owens Illinois Inc., 11.000%, 12/1/03                     2,000            2,190
                                                                      ----------
Financial Services--0.3%
Morgan Stanley Group, Inc., 7.790%, 2/3/97                  625              629
                                                                      ----------
Media--0.5%
Time Warner Inc., 7.450%, 02/01/98                        1,000            1,011
                                                                      ----------
Private Asset-Backed: Mortgages--0.9%
CMC Securities Corp. II, 7.500%, 12/29/25 (b)               738              751
DLJ Mortgage Acceptance Corp., 7.706%,
   5/25/24 (b)                                              641              653
Ryland Mortgage Securities Corp., 7.822%,
   9/25/23 (b)                                              654              664
                                                                      ----------
                                                                           2,068
                                                                      ----------
Transportation: Air--0.5%
Delta Air Lines, Inc., 10.140%, 8/14/12                   1,000            1,142
                                                                      ----------
Utilities: Electric--2.0%
California Energy, 0.000%, 1/15/04 (f)                    3,750            3,834
CMS Energy, 9.500%, 10/1/97                                 500              511
                                                                      ----------
                                                                           4,345
                                                                      ----------
Total Corporate Bonds and Notes
   (Cost $17,133)                                                         17,462
                                                                      ----------
Sovereign Issues (d)--4.2%
Commonwealth of Canada, 8.750%, 12/01/05             C$   3,500            2,866
Republic of Argentina, 6.625%, 3/31/05 (b)           $    7,840            6,556
                                                                      ----------
Total Sovereign Issues
   (Cost $8,731)                                                           9,422
                                                                      ----------

                                       Annual Report See accompanying notes / 45

PIMCO Advisors
Total Return Income Fund

 PORTFOLIO OF INVESTMENTS                                     September 30, 1996

                                                                           Value
($ in thousands)                                      Contracts         (Note 2)
--------------------------------------------------------------------------------
Purchased Put Options--0.0%
Eurodollar Futures, expiring March '97 @ 91.50              250       $        6
                                                                      ----------
Total Purchased Put Options
   (Cost $4)                                                                   6
                                                                      ----------
Total Securities Owned (a)
   (Cost $284,052)                                                       286,364
                                                                      ----------
Outstanding Put Options Written--0.0%
Eurodollar futures, expiring June '97 @ 93.50               300             (143)
                                                                      ----------
Total Outstanding Put Options Written
(Premiums Received $156)                                                    (143)
                                                                      ----------
Total Investments,
Net of Outstanding Options Written--129.5%
   (Cost $283,807)                                                       286,221
                                                                      ----------
Other Assets and Liabilities, Net--(29.5%)                               (65,150)
                                                                      ----------
Net Assets--100.0%                                                    $  221,071
                                                                      ==========


Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $284,039. At September 30, 1996, net unrealized appreciation was $2,325. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $2,444 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $119.

(b) Variable rate security.

(c) Securities purchased on a to-be-announced basis.

(d) Principal amount denoted in indicated currency:

C$--Canadian Dollar

(e) Either all or a portion of these securities has been segregated with the custodian to cover futures contracts.

(f) Security becomes interest bearing at a future date.


46 / PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Tax Exempt Fund                                               September 30, 1996


Objective:      Portfolio:        Total Net Assets:  Number of    PIMCO Advisors
High current    Municipal bonds.  $55 million        Securities   Institutional
income exempt                                        in the       Manager:
from federal                                         Portfolio:   Columbus
taxes, consis-                                       47 (not      Circle
tent with                                            including    Investors
preservation                                         short-term
of capital.                                          instruments)


PERFORMANCE*

Average Annual Total Return   For periods ended 9/30/96

             A Shares                     B Shares                   C Shares                       Lipper Muni.
             (INCEP. 3/14/91)             (INCEP. 5/30/95)           (INCEP. 11/1/85) Lehman        Bond Fund
                         Adjusted                     Adjusted       Adjusted         Muni. Index   Average
----------------------------------------------------------------------------------------------------------------
1 year        5.2%       0.2%              4.5%      -0.5%           3.5%             6.0%          5.6%
5 years       6.6%       5.5%               --         --            5.8%             7.5%          7.0%
10 years       --         --                --         --            6.3%             7.9%          7.4%
Inception     6.9%       5.9%              4.0%       1.0%           7.6%              --            --


* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Tax Exempt Fund C through September 30, 1996. The performance of Tax Exempt Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                             [LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception.


              Tax Exempt C   Lehman Muni    6 Mo. CD
09/30/85      10,000         10,000         10,000
12/31/85      10,523         10,450         10,130
03/31/86      11,707         11,508         10,323
06/30/86      11,488         11,437         10,495
09/30/86      12,159         12,051         10,654
12/31/86      12,697         12,468         10,809
03/31/87      12,948         12,770         10,973
06/30/87      12,307         12,423         11,166
09/30/87      11,907         12,115         11,367
12/31/87      12,515         12,656         11,588
03/31/88      12,739         13,091         11,787
06/30/88      13,008         13,345         12,008
09/30/88      13,383         13,687         12,263
12/31/88      13,690         13,942         12,536
03/31/89      13,708         14,034         12,847
06/30/89      14,649         14,865         13,158
09/30/89      14,555         14,875         13,443
12/31/89      15,133         15,446         13,721
03/31/90      14,918         15,515         14,009
06/30/90      15,231         15,878         14,306
09/30/90      15,216         15,886         14,597
12/31/90      15,843         16,572         14,887
03/31/91      16,028         16,946         15,138
06/30/91      16,237         17,308         15,371
09/30/91      16,857         17,982         15,598
12/31/91      17,418         18,584         15,789
03/31/92      17,279         18,640         15,956
06/30/92      17,965         19,346         16,116
09/30/92      18,369         19,861         16,250
12/31/92      18,720         20,222         16,392
03/31/93      19,410         20,973         16,526
06/30/93      20,017         21,660         16,661
09/30/93      20,810         22,392         16,799
12/31/93      21,036         22,705         16,939
03/31/94      19,324         21,460         17,094
06/30/94      19,365         21,696         17,295
09/30/94      19,408         21,845         17,522
12/31/94      19,031         21,533         17,795
03/31/95      20,543         23,054         18,087
06/30/95      20,914         23,610         18,362
09/30/95      21,358         24,287         18,628
12/31/95      22,318         25,290         18,893
03/31/96      21,804         24,987         19,140
06/30/96      21,842         25,177         19,406
09/30/96      22,311         25,753         19,684

PORTFOLIO COMPOSITION

Sector Breakdown

[BAR CHART APPEARS HERE]

Municipal Bonds 100%

Quality Breakdown

[BAR CHART APPEARS HERE]

     AAA     52%
     AA      29%
     A       19%



Maturity Profile

1 year or less                9%
--------------------------------
1-5 years                    16%
--------------------------------
6-10 years                   19%
--------------------------------
11-20 years                  32%
--------------------------------
21-30 years                  24%
--------------------------------
Average Maturity      12.9 years
--------------------------------
Duration               8.0 years
--------------------------------


PORTFOLIO INSIGHTS

The Tax Exempt Fund has a two part objective: to provide high current income exempt from federal taxes; and to preserve capital. The Fund met the first portion of this objective by providing a current (as of September 30, 1996) tax-free standardized yield of 4.1%, 3.5% and 3.5% for Class A, B and C shares, respectively. These yields are equivalent to a taxable yield of 6.4%, 5.5% and 5.5%, respectively, for investors in the 36% tax bracket.+ The Fund met the second portion of its objective by maintaining a high quality portfolio. In fact, as of September 30, 1996, 81% of the Fund's portfolio was rated AA or AAA, making the Fund a relatively more conservative investment than funds that invest in lower-rated, higher yielding securities.

  In addition to providing current income and capital preservation, the Tax Exempt Fund has also provided its shareholders with solid long-term total returns. Total return includes both the income and the price appreciation realized on an investment. For the one-year period ended September 30, 1996, the Fund's Class A shares NAV increased 5.2%, Class B shares increased 4.5% and Class C shares increased 3.5%.

  For the year, the total return provided by the Tax Exempt Fund slightly trailed the performance of the Lipper Municipal Bond Fund Average, due in part to the emphasis the Fund's manager placed on maintaining conservative investments. Volatility was high in the municipal bond market over the year as investors absorbed conflicting economic data and inflation scares. In an attempt to shield shareholders from this vola-tility, the Fund's manager concentrated on sectors of the market that offered stability, sometimes even at the expense of greater returns. For example, the Fund held significant positions in bonds related to water and sewer projects, as these bonds are generally considered more defensive and more stable than other types of municipal bonds.

  Another way the manager sought to control volatility in the Fund was to reduce average duration. Duration is a measure of an investment's sensitivity to changes in interest rates. With a longer duration an investment is more sensitive to rate changes and a shorter duration is less sensitive. By reducing the Fund's average duration to 8 years, the manager attempted to lessen price decreases that could result from an increase in interest rates.

  The Fund's manager currently anticipates an attractive municipal bond market ahead, but not necessarily reduced volatility. To counter the effects of this volatility, the manager intends to lower the Fund's duration even further to a market neutral range of 7.65-7.75 years.

                                                           1996 Annual Report/47

PIMCO Advisors
Tax Exempt Fund

PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 1996


                                                       Principal          Value
($ in thousands)                                          Amount       (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds and Notes--98.8%
Arizona--1.7%
Salt River Project Agricultural Improvement
     and Power District, Electric Revenue Bond,
     Series 1993 B, 5.250%, 1/1/13                      $  1,000       $    961
                                                                       --------
California--9.9%
City of San Jose, Redevelopment Agency,
     Merged Area Redevelopment Project, Tax
     Allocation Bonds (MBIA Insured),
     Series 1993, 6.000%, 8/1/15                             500            526
Los Angeles Convention and Exhibition Center
     Authority, Certificates of Participation,
     Series 1985, (Prerefunded 12/1/05),
     9.000%, 12/1/10-12/1/20                               3,000          3,885
Los Angeles County Transportation
     Commission, Sales Tax Revenue
     Refunding Bonds, Series 1991 B,
     6.500%, 7/1/13                                        1,000          1,040
                                                                       --------
                                                                          5,451
                                                                       --------
District of Columbia--1.9%
Metropolitan Washington Airports Authority
     System Revenue Bond, (MBIA Insured),
     Series 1992 A, 6.625%, 10/1/19                        1,000          1,070
                                                                       --------
Florida--7.1%
Florida State Board of Education, Capital
     Outlay Bonds, Series E, 5.250%, 6/1/23                2,000          1,858
Jacksonville Electric Authority, Bulk Power
     Supply System Revenue Bonds,
     (Prerefunded 10/1/00), Scherer 4
     Project, Issue One, Series 1991 A,
     6.750%, 10/1/21                                       1,000          1,094
Jacksonville Electric Authority, St. Johns River
     System Revenue Bonds, Issue Two, Series
     11, 5.375%, 10/1/13                                   1,000            973
                                                                       --------
                                                                          3,925
                                                                       --------
Hawaii--2.0%
State of Hawaii, Airport System Revenue
     Bonds, Second Series of 1991,
     6.900%, 7/1/12                                        1,000          1,115
                                                                       --------
Illinois--9.5%
Illinois, Educational Facility Authority,
     Northwestern University Revenue Bonds,
     (Prerefunded 12/1/01), Series 1985,
     6.900%, 12/1/21                                       1,000          1,115
State of Illinois, General Obligation Bonds,
     Series of March 1992, 6.250%, 10/1/12                 1,000          1,045
State of Illinois, Highway Authority, Highway
     Revenue Bonds, Series 1992 A,
     6.375%, 1/1/15                                        1,000          1,048
State of Illinois, Sales Tax Revenue Refunding
     Bonds, Series Q, 6.000%, 6/15/12                      1,000          1,033
University of Illinois Board of Trustees,
     Auxiliary Facility System Revenue Bonds,
     Series 1991, 5.750%, 4/1/22                           1,000            996
                                                                       --------
                                                                          5,237
                                                                       --------
Indiana--6.2%
Indiana Municipal Power Agency, Power
     Supply System Revenue Bonds,
     (Prerefunded 1/1/00), Series 1989 A,
     7.100%, 1/1/15                                        1,000          1,091
Indianapolis, Local Public Improvement Bond
     Bank, Transportation Revenue Bond,
     Series 1992 and 1992 D, 6.000%-6.750%,
     7/1/10-2/1/14                                         1,300          1,392
Petersburg County Pollution Control Refunding
     Bonds, Indianapolis Power & Light,
     Series 1993 B, 5.400%, 8/1/17                         1,000            944
                                                                       --------
                                                                          3,427
                                                                       --------
Michigan--2.5%
Detroit Michigan Sewer Disposal Revenue Bonds,
     (MBIA Insured), Series B, 5.250%, 7/1/21              1,500          1,399
                                                                       --------
Mississippi--2.3%
State of Mississippi, General Obligation
     Bonds, Series 1994 A, 5.100%, 11/15/12                1,325          1,264
                                                                       --------
Nebraska--2.5%
Nebraska Public Power District Revenue
     Bonds, Series 1993 C, 5.000%, 1/1/17                  1,500          1,354
                                                                       --------
Nevada--1.9%
State of Nevada, General Purpose Revenue
     Bonds, 6.500%, 10/1/09                                1,000          1,061
                                                                       --------
New Hampshire--2.0%
New Hampshire Turnpike System, Refunding
     Revenue Bonds, (FGIC Insured),
     Series 1991 A, 6.750%, 11/1/11                        1,000          1,104
                                                                       --------
New Jersey--3.5%
Washington Township Board of Education,
     (Gloucester County) School Bonds,
     Series 1996, 5.100%, 2/1/14                           2,000          1,900
                                                                       --------
New York--11.6%
New York City, General Obligation Bonds,
     (LOC-Kredietbank N.V.),
     Subseries 1993 A-5, Variable Rate
     Note, 3.950%, 8/1/15                                    100            100
New York City, General Obligation Bonds,
     (MBIA Insured), Variable Rate Note, Series
     1994 B Subseries B-2, 3.950%, 8/15/03                   800            800
New York City, General Obligation Bonds,
     (LOC-Morgan Guaranty Trust),
     Variable Rate Note, Series 1993 A-8,
     3.700%, 8/1/17                                          200            200
New York City, General Obligation Bonds,
     (MBIA Insured), Variable Rate Note, Series
     1994 B Subseries B-4, 3.950%, 8/15/23                   800            800
New York City, Municipal Water Finance
     Authority, Water and Sewer System
     Revenue Bonds, (FGIC Insured), Variable
     Rate Note, Series 1993 C, 3.950%, 6/15/23               400            400
New York City, Municipal Water Finance
     Authority, Water and Sewers Revenue
     Bonds, (FGIC Insured), Variable Rate Note,
     Series 1992 C, 3.950%, 6/15/22                          800            800

48/PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Tax Exempt Fund

PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 1996


                                                       Principal          Value
($ in thousands)                                          Amount       (Note 2)
--------------------------------------------------------------------------------
New York Municipal Water Finance Authority,
     Water and Sewer System Revenue Bonds,
     (Prerefunded 6/15/01), Series
     1991 C, 7.375%, 6/15/13                           $   1,000       $  1,128
State of New York, Local Government
     Assistance Corp., Sales Tax Revenue
     Bonds, Series 1992 C, 6.000%, 4/1/12                    650            676
State of New York, Thruway Authority,
     Revenue Bonds, (MBIA Insured), Series
     1995 A, 5.500%, 4/1/15                                1,000            985
Triborough Bridge & Tunnel Authority,
     General Purpose Revenue Bonds,
     Series Y, 6.000%, 1/1/12                                500            529
                                                                       --------
                                                                          6,418
                                                                       --------
North Dakota--1.9%
Mercer County Pollution Control Revenue
     Bonds, Series 1991, 6.900%, 2/1/19                    1,000          1,070
                                                                       --------
Ohio--1.8%
Cleveland Water and Sewer Revenue
     Refunding and Improvement Revenue
     Bonds, (MBIA Insured), Series 1993 G,
     Number 1, 5.500%, 1/1/21                              1,000            987
                                                                       --------
Pennsylvania--6.4%
City of Pittsburgh, General Obligation Bonds,
     (AMBAC Insured), Series 1993 A,
     5.500%, 9/1/14                                        1,525          1,528
Delaware River Port Authority, 5.400%, 1/1/13              1,000            988
State of Pennsylvania, Industrial Development
     Authority Revenue Bonds, (AMBAC Insured),
     5.500%, 1/1/14                                        1,000            986
                                                                       --------
                                                                          3,502
                                                                       --------
South Carolina--3.4%
Charleston County, Resource Recovery
     Revenue Bonds, (Foster Wheeler
     Charleston Resource Recovery Project),
     Series 1987 A, 9.250%, 1/1/10                         1,750          1,885
                                                                       --------
Texas--11.8%
Board of Regents of the University of Texas
     System, Revenue Financing System
     Refunding Bonds, Series
     1991 B, 6.750%, 8/15/13                               1,000          1,093
City of Austin, Public Improvement Refunding
     Bonds, Series 1993 A, 4.800%, 9/1/08                    750            711
Dallas Water and Sewer System Revenue
     Bonds, Series 1994, 5.250%, 4/1/13                    1,000            957
Houston, Texas, Water and Sewer System
     Revenue Bonds, Series 1993 B,
     5.000%, 12/1/18                                       2,000          1,802
State of Texas, General Obligation Bonds,
     Series 1992 C, 5.500%, 4/1/20                         2,000          1,952
                                                                       --------
                                                                          6,515
                                                                       --------
Utah--3.3%
Intermountain Power Agency, Utah,
     Power Supply Revenue Bond, Series D,
     5.000%, 7/1/21                                    $   2,000       $  1,790
                                                                       --------
Washington--2.0%
Municipality of Metropolitan Seattle, Sewer
     Revenue Bonds, (Prerefunded 1/1/00),
     Series T, 6.875%, 1/1/31                              1,000          1,086
                                                                       --------
Wyoming--3.6%
Lincoln County Pollution Industrial Control
     Revenue Bonds Variable Rate Demand
     Notes, 3.800%, 11/1/14                                2,000          2,000
                                                                       --------
Total Municipal Bonds and Notes
     (Cost $51,502)                                                      54,521
                                                                       --------
Total Investments (a)--98.8%
     (Cost $51,502)                                                      54,521
                                                                       --------
Other Assets and Liabilities, Net--1.2%                                     683
                                                                       --------
Net Assets--100.0%                                                     $ 55,204
                                                                       ========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $51,502. At September 30, 1996, net unrealized appreciation was $3,019. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $3,190 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $171.

                                         Annual Report See accompanying notes/49

PIMCO Advisors
U.S. Government Fund                                          September 30, 1996


Objective:       Portfolio:       Total Net Assets:  Number of    PIMCO Advisors
Maximum total    U.S. government  $259 million       Securities   Institutional
return,          bonds.                              in the       Manager:
consistent with                                      Portfolio:   Pacific
preservation of                                      48 (not      Investment
capital.                                             including    Management
                                                     short-term   Company
                                                     instruments)

PERFORMANCE*

Average Annual Total Return               For periods ended 9/30/96

                A Shares                     B Shares                     C Shares                       Lipper Int. U.S.
             (INCEP. 1/3/91)             (INCEP. 6/2/95)              (INCEP. 9/16/85)     Lehman        Govt. Fund
                              Adjusted                     Adjusted   Adjusted             Govt. Index   Average
-------------------------------------------------------------------------------------------------------------------------
1 year       3.9%             -1.0%      3.2%              -1.6%      2.2%                 4.4%          3.8%
5 years      5.9%              4.9%       --                 --       5.0%                 7.4%          6.1%
10 years      --                --        --                 --       6.2%                 8.1%          7.2%
Inception    6.7%              5.8%      3.6%               0.7%      7.0%                  --            --


* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors U.S. Government Fund C through September 30, 1996. The performance of U.S. Government Fund A and B will be greater or less than the line shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

                             [GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception


            US
            Government C  Lehman Govt   6 Month CD
06/30/85    10,000        10,000        10,000
09/30/85    10,000        10,000        10,000
12/31/85    10,562        10,727        10,197
03/31/86    11,030        11,656        10,391
06/30/86    11,202        11,810        10,565
09/30/86    11,509        12,040        10,724
12/31/86    11,879        12,370        10,880
03/31/87    12,029        12,515        11,045
06/30/87    11,709        12,296        11,240
09/30/87    11,309        11,965        11,442
12/31/87    11,867        12,641        11,664
03/31/88    12,234        13,058        11,865
06/30/88    12,337        13,181        12,087
09/30/88    12,535        13,404        12,344
12/31/88    12,585        13,530        12,619
03/31/89    12,686        13,674        12,932
06/30/89    13,566        14,773        13,245
09/30/89    13,599        14,895        13,531
12/31/89    14,127        15,455        13,812
03/31/90    13,927        15,263        14,101
06/30/90    14,273        15,797        14,401
09/30/90    14,328        15,927        14,694
12/31/90    15,039        16,802        14,985
03/31/91    15,342        17,166        15,238
06/30/91    15,533        17,398        15,473
09/30/91    16,445        18,390        15,701
12/31/91    17,432        19,375        15,894
03/31/92    16,974        19,036        16,061
06/30/92    17,505        19,789        16,222
09/30/92    17,955        20,767        16,357
12/31/92    17,887        20,776        16,500
03/31/93    18,420        21,714        16,636
06/30/93    18,816        22,342        16,771
09/30/93    19,271        23,068        16,910
12/31/93    19,153        22,990        17,051
03/31/94    18,626        22,298        17,207
06/30/94    18,302        22,044        17,409
09/30/94    18,246        22,137        17,638
12/31/94    18,141        22,214        17,913
03/31/95    19,088        23,260        18,206
06/30/95    19,975        24,702        18,483
09/30/95    20,392        25,139        18,751
12/31/95    21,297        26,288        19,017
03/31/96    20,597        25,694        19,266
06/30/96    20,660        25,817        19,534
09/30/96    21,032        26,251        19,813

PORTFOLIO COMPOSITION

Sector Breakdown

[BAR CHART APPEARS HERE]

U.S. Government Agency Obligations  100%

Quality Breakdown

[BAR CHART APPEARS HERE]

     AAA    100%


Maturity Profile
----------------------------------
1 year or less                  1%
----------------------------------
1-5 years                      50%
----------------------------------
6-10 years                     28%
----------------------------------
11-20 years                    10%
----------------------------------
21-30 years                    11%
----------------------------------
Average Maturity         9.0 years
----------------------------------
Duration                 5.8 years
----------------------------------

PORTFOLIO INSIGHTS

For the year ended September 30, 1996, the value of the U.S. Government Fund Class A shares posted returns of 3.9%, Class B shares posted returns of 3.2%, and Class C shares posted returns of 2.2%. These results were competitive with comparable funds (as measured by the Lipper Intermediate U.S. Government Fund Average), with Class A shares exceeding the average and Class B and C shares falling slightly short of it. What these numbers do not show, however, is the strong finish the Fund turned in. For the last three-month period ended September 30, 1996, the Fund posted returns of 1.9%, 1.8% and 0.8% for the Class A, B and C shares, respectively--two of which exceed the Lipper Average for this time period.

  The manager attributes part of this final surge to the Fund's mortgage-backed investments. This sector of the government securities market accounted for 32% of the Fund's portfolio as of September 30, 1996, and contributed heavily to the strong final results. In particular, the Fund realized solid returns from its investments in adjustable rate mortgages (ARM's). ARM's thrive during periods of increasing or stable interest rates, such as we have seen in the last six months, as individuals are not as inclined to refinance and there is little risk the bonds will be redeemed before maturity. Another profitable area of the mortgage sector was discount pass-thrus. Going forward, the manager currently expects ARM's and discount pass-thrus to continue to outperform Treasuries and to play an important role for the Fund.

  The Fund's future positions will be closely tied to the manager's continued belief that we will be seeing declining interest rates in the latter part of 1996 and into 1997. Specific predictions call for 30-year U.S. Treasury bonds to fall in a range between 5-7%. In response to this forecast, the manager has held a longer than average duration for the Fund. As of September 30, 1996, in fact, the Fund's duration was 5.8 years, which is close to the top of its stated range of 3-6 years. The Fund's manager believes this longer duration will provide relatively greater total returns when the predicted economic slowdown occurs.

50/PIMCO Advisors Funds

PIMCO Advisors
U.S. Government Fund

PORTFOLIO OF INVESTMENTS                                      SEPTEMBER 30, 1996

                                                       Principal          Value
($ in thousands)                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Short-Term Notes--0.8%
Federal Home Loan Mortgage Corp.,
     5.230%, 10/10/96                                  $   2,100       $  2,097
                                                                       --------
Total Short-Term Notes
     (Cost $2,097)                                                        2,097
                                                                       --------
U.S. Treasury Obligations--12.0%
U.S. Treasury Bills, 5.070%-5.105%,
     11/14/96 (d)                                            705            701
U.S. Treasury Note, 5.875%, 7/31/97                       29,000         29,045
U.S. Treasury Bond, 12.375%, 5/15/04(d)                    1,000          1,337
                                                                       --------
Total U.S. Treasury Obligations
     (Cost $31,185)                                                      31,083
                                                                       --------
U.S. Government Agency Obligations--100.8%
Federal Home Loan Mortgage Corp.
(FHLMC)--25.7%
FHLMC, 6.000%, 8/1/25-4/1/26                               4,013          3,669
FHLMC, 6.500%, 3/15/24                                    11,701          8,878
FHLMC, 6.500%, 11/13/26 (c)                               34,000         31,981
FHLMC, 7.000%, 10/15/03                                    6,458          6,513
FHLMC, 7.000%, 2/15/20                                     2,313          2,320
FHLMC, 7.360%, 4/1/24 (b)                                  2,784          2,868
FHLMC, 7.587%, 4/1/24 (b)                                  4,988          5,104
FHLMC, 8.250%, 6/15/22                                     5,000          5,182
                                                                       --------
                                                                         66,515
                                                                       --------
Federal Housing Administration
(FHA)--14.9%
FHA, 7.125%, 2/1/34                                        4,521          4,223
FHA, 7.317%, 11/1/19                                      12,370         12,368
FHA, 7.375%, 1/1/24                                        4,971          4,845
FHA, 7.430%, 4/1/23-10/1/23                               15,399         15,428
FHA, 9.680%, 5/1/24                                        1,670          1,761
                                                                       --------
                                                                         38,625
                                                                       --------
Federal National Mortgage Association
(FNMA)--32.6%
FNMA, 6.000%, 11/1/03                                      5,364          5,251
FNMA, 6.000%, 8/25/23                                      5,137          4,423
FNMA, 6.020%, 12/1/16 (b)                                    857            851
FNMA, 6.059%, 11/1/23-5/1/29 (b)                          19,458         19,300
FNMA, 6.060%, 1/1/16-5/1/18 (b)                            1,370          1,360
FNMA, 6.069%, 10/1/19 (b)                                    131            130
FNMA, 6.073%, 11/1/18 (b)                                     52             52
FNMA, 6.091%, 8/1/20 (b)                                      23             23
FNMA, 6.500%, 10/25/22-10/17/24                            8,785          6,684
FNMA (IO), 7.000%, 5/25/12                                 1,212             38
FNMA (IO), 7.000%, 8/25/16                                 2,296            205
FNMA, 7.000%, 10/10/26 (c)                                10,000          9,651
FNMA, 7.000%, 10/25/21                                     7,047          6,391
FNMA, 7.500%, 5/25/05                                      6,700          6,748
FNMA, 7.500%, 5/25/22                                      6,263          5,976
FNMA, 8.000%, 2/1/09-4/1/22                                3,885          3,945
FNMA, 8.000%, 6/25/22                                      2,807          2,651
FNMA, 8.500%, 9/1/24                                       8,998          9,249
FNMA, 8.750%, 1/25/07                                      1,713          1,734
                                                                       --------
                                                                         84,662
                                                                       --------
Government National Mortgage Association
(GNMA)--23.0%
GNMA, 5.500%, 1/20/26                                      4,912          4,877
GNMA, 6.500%, 2/20/23-1/20/25 (b)                         29,940         30,226
GNMA, 7.000% 10/20/23 (b)                                  1,659          1,686
GNMA, 7.250% 7/20/22 (b)                                   1,935          1,959
GNMA, 7.752% 4/20/23 (b)                                   1,126          1,153
GNMA, 9.000%, 1/15/20                                      5,380          5,649
GNMA, 9.500%, 5/15/16-9/15/19                              7,705          8,276
GNMA, 10.000%, 4/15/16-9/15/19                             4,904          5,357
GNMA, 10.250%, 11/15/98-12/15/99                             421            444
GNMA, 11.250%, 12/20/15                                       85             94
                                                                       --------
                                                                         59,721
                                                                       --------
U.S. Department of Veteran Affairs--4.6%
Vendee Mortgage, 7.000%, 2/15/00                           6,231          6,252
Vendee Mortgage (IO), 7.250%, 6/15/23                    245,727          5,710
                                                                       --------
                                                                         11,962
                                                                       --------
Total U.S. Government Agency Obligations
 (Cost $257,632)                                                        261,485
                                                                       --------

                                                        Contracts
--------------------------------------------------------------------------------
Purchased OTC Call Options--1.5%
U.S. Treasury Note, 6.500%, 5/31/01,
 expiring October '96 @ 93.25                                603          3,813
                                                                       --------
Total Purchased OTC Call Options
 (Cost $4,085)                                                            3,813
                                                                       --------
Total Investments (a)--115.1%
 (Cost $294,999)                                                        298,478
                                                                       --------
Other Assets and Liabilities, Net--(15.1%)                              (39,244)
                                                                       --------
Net Assets--100.0%                                                     $259,234
                                                                       ========

Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purpose is $295,318 . At September 30, 1996, net unrealized appreciation was $3,160. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $7,753 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $4,593.

(b) Variable rate security.

(c) Securities purchased on a to-be-announced basis.

(d) Either all or a portion of these securities have been segregated with the custodian to cover futures contracts.

                                         Annual Report See accompanying notes/51

PIMCO Advisors
Short-Intermediate Fund                                     September 30, 1996


Objective:
Current income, consistent with relatively low volatility of principal.

Portfolio:
Primarily shorter-term investment grade
bonds.

Total Net Assets:
$122 million

Number of Securities
in the Portfolio:
57 (not including short-term
instruments)

PIMCO Advisors Institutional Manager:
Pacific Investment Management Company


PERFORMANCE*



Average Annual Total Return                For periods ended 9/30/96
                 A Shares                     B Shares                     C Shares         Lehman       Lipper Short
             (INCEP. 8/16/91)             (INCEP. 5/22/95)             (INCEP. 8/16/91)    1-3 year    Int. Inv. Grade
                               Adjusted                     Adjusted       Adjusted      Govt. Index     Fund Average
--------------------------------------------------------------------------------------------------------------------------
1 year            7.3%             4.0%       6.6%              1.6%           5.6%          5.7%            5.0%
3 years           5.6%             4.5%        --                --            4.9%          5.0%            4.2%
Inception         5.3%             4.6%       7.3%              4.4%           4.7%           --               --

* The adjusted returns above include the effects of applicable sales charges. The chart to the right reflects the performance of PIMCO Advisors Short-Intermediate Fund A and C through September 30, 1996. The performance of Short-Intermediate Fund B will be greater or less than the lines shown based on differences in inception dates, fees, and sales charges. Past performance is not an indication of future results. See page 55 for Footnotes, which should be read in connection with this material.

[LINE GRAPH APPEARS HERE]

Change in value of $10,000 invested at the Fund's inception

             Short Int. A       Short Int. C     Lehman 1-3       6 Month
                                                 Yr Govt Index    CD Index
06/30/91      9,700               10,000           10,000           10,000
09/30/91      9,774               10,077           10,106           10,047
12/31/91      10,118              10,431           10,477           10,170
03/31/92      10,085              10,385           10,491           10,277
06/30/92      10,258              10,539           10,792           10,380
09/30/92      10,360              10,642           11,108           10,467
12/31/92      10,389              10,648           11,131           10,558
03/31/93      10,519              10,779           11,372           10,645
06/30/93      10,619              10,857           11,499           10,731
09/30/93      10,711              10,948           11,656           10,821
12/31/93      10,744              10,946           11,731           10,910
03/31/94      10,690              10,889           11,673           11,010
06/30/94      10,712              10,897           11,673           11,140
09/30/94      10,758              10,929           11,790           11,286
12/31/94      10,704              10,849           11,791           11,462
03/31/95      11,085              11,198           12,182           11,650
06/30/95      11,512              11,629           12,576           11,827
09/30/95      11,755              11,860           12,766           11,999
12/31/95      12,135              12,216           13,081           12,169
03/31/96      12,164              12,229           13,133           12,328
06/30/96      12,341              12,391           13,274           12,500
09/30/96      12,608              12,645           13,497           12,678



PORTFOLIO COMPOSITION


Sector Breakdown

[BAR GRAPH APPEARS HERE]

U.S. Government Agency Obligations    58%
Corporate Bond and Notes              37%
Sovereign Issues                       4%
Cash Equivalents                       1%



Cash Equivalents include short-term instruments, cash and other assets less liabilities.


Quality Breakdown

[BAR GRAPH APPEARS HERE]

Government/AAA 70%
AA             3%
A              5%
BBB           13%
BB             9%


Maturity Profile

1 year or less          31%
1-5 years               58%
6-10 years               8%
11-20 years              3%
Average Maturity  2.6 years
Duration          2.0 years

PORTFOLIO INSIGHTS

Building on its strong performance for the first half of the year, the Short-Intermediate Fund posted impressive returns in the second half as well, finishing the year ended September 30, 1996 well ahead of comparable funds (as measured by the Lipper Short Intermediate Investment Grade Fund Average). Specifically, the Fund's Class A shares increased in value 7.3%, its Class B shares increased 6.6% and its Class C shares increased 5.6%.

In terms of yield, the Fund had a standardized yield of 5.0%, 4.4% and 4.7% for its Class A, B, and C shares, respectively, on September 30, 1996.+ This yield compares to an average 7-day money market yield of 4.8% and an average six-month CD yield of 4.7%, according to Banxquote Money Market. Shareholders comparing the Fund's yield to these other investment products should bear in mind that there are important differences between the Fund, money markets and CDs. For example, money market funds attempt to maintain a fixed-share price; CDs are guaranteed as to repayment of principal and interest. The Fund's shares, on the other hand, are not guaranteed and its share price can fluctuate, either up or down, depending on market conditions.

The Fund's investments in mortgage-backed securities made significant contributions to total return throughout the year. In general, mortgage securities outperformed Treasury instruments as both fixed and adjustable rate mortgage-backed securities offered higher yields while interest rates remained relatively unchanged.

Another successful area for the Fund was the small portion of the portfolio invested in non-U.S. bonds. In particular, investments in bonds from Germany, Belgium, and Argentina enabled the manager to add extra yield while also gaining capital appreciation due to their relatively undervalued prices. By properly managing any risk associated with these bonds, the Fund is able to pursue its total return goal with low volatility.

The Fund's manager currently foresees declining interest rates and benign inflation in the future, creating a backdrop for potentially attractive returns in the latter part of 1996 and into 1997. To take advantage of this investing environment, the Fund will maintain its longer than average relative maturity.

52 / PIMCO Advisors Fund

PIMCO Advisors
Short-Intermediate Fund


PORTFOLIO OF INVESTMENTS                                SEPTEMBER 30, 1996


                                                    Principal     Value
($ in thousands)                                       Amount   (Note 2)
------------------------------------------------------------------------
Short-Term Notes--5.6%
AT&T Capital Corp., 5.280%, 10/1/96                    $ 2,200  $ 2,200
Federal Home Loan Mortgage Corp.,
     5.200%, 11/13/96                                    1,100    1,093
Hewlett Packard Co., 5.280%, 12/20/96                      500      494
Illinois Tool Works, 5.310%, 11/26/96                    2,200    2,181
National Rural Utilities Cooperative Finance Corp.,
     5.280%, 10/30/96                                      800      796
                                                                -------
Total Short-Term Notes
     (Cost $6,764)                                                6,764
                                                                -------
U.S. Treasury Obligations--4.2%
U.S. Treasury Bills, 5.070%-5.130%,
     10/17/96-11/14/96 (e)                                  60       60
U.S. Treasury Notes, 6.500%-8.125%,
     5/15/97-7/15/06 (e)                                 5,030    5,076
                                                                -------
Total U.S. Treasury Obligations
     (Cost $5,132)                                                5,136
                                                                -------

U.S. Government Agency Obligations--53.5%
Federal Home Loan Bank (FHLB)--2.5%
FHLB, 5.110%, 4/19/99 (b)                                3,000    3,002
                                                                -------
Federal Home Loan Mortgage Corp.
(FHLMC)--11.7%
FHLMC, 5.400%, 8/15/14                                   3,000    2,966
FHLMC, 5.650%, 11/15/19                                  2,700    2,687
FHLMC, 6.000%, 1/1/26-3/1/26                             2,738    2,504
FHLMC, 6.375%, 3/1/17 (b)                                  460      468
FHLMC, 6.500%, 11/13/26 (c)                              2,000    1,881
FHLMC, 7.000%, 07/15/97                                  1,012    1,015
FHLMC, 7.725%, 7/1/18 (b)                                  958      986
FHLMC, 7.796%, 3/1/24 (b)                                  449      463
FHLMC, 8.079%, 9/01/23 (b)                               1,232    1,263
                                                                -------
                                                                 14,233
                                                                -------
Federal National Mortgage Association
(FNMA)--11.9%
FNMA, 5.750%, 02/25/05                                   3,960    3,904
FNMA, 6.000%, 12/25/18-3/1/26                              524      497
FNMA, 6.006%, 04/25/22 (b)                                 619      622
FNMA, 6.059%, 9/1/27-10/1/28 (b)                         1,507    1,495
FNMA, 6.160%, 10/01/27 (b)                                  19       19
FNMA. 6.766%, 01/01/21 (b)                               1,149    1,156
FNMA, 7.000%, 4/1/02-9/1/04                                287      287
FNMA (IO), 7.000%, 4/15/19                              11,978    1,068
FNMA, 7.144%, 11/01/17 (b)                                 800      815
FNMA, 7.275%, 07/01/17 (b)                               1,293    1,331
FNMA, 7.316%, 11/01/18 (b)                                 633      648
FNMA, 7.322%, 05/01/24 (b)                               2,107    2,173
FNMA (IO), 256.000%, 11/01/08                               61      445
                                                                -------
                                                                 14,460
                                                                -------
Government National Mortgage Association
(GNMA)--26.1%
GNMA, 5.000%, 1/20/26-5/20/26 (b)                       18,523   17,999
GNMA, 5.000%, 4/20/26-8/20/26                            3,013    2,905
GNMA, 5.500%, 07/20/26 (b)                               1,790    1,754
GNMA, 6.500%, 01/20/22 (b)                               1,629    1,648
GNMA, 7.000%, 9/20/23-11/20/24 (b)                       7,409    7,524
                                                                -------
                                                                 31,830
                                                                -------
Resolution Trust Corp. (RTC)--1.3%
RTC, 6.525%, 9/25/21 (b)                                 1,653    1,659
                                                                -------
Total U.S. Government Agency Obligations
     (Cost $66,002)                                              65,184
                                                                -------
Corporate Bonds and Notes--37.0%
Financial Services--8.0%
Chrysler Financial Corp., 7.930%, 02/03/97               2,000    2,013
Ford Motor Credit Corp., 5.888%, 4/5/99 (b)              1,000    1,001
General Electric Capital Mortgage
     Services, Inc., 7.750%, 4/25/07                     1,470    1,477
Lehman Brothers Holding, Inc.,
     0.000%, 05/16/98                                    2,000    1,802
Okobank, 7.138%, 10/29/49 (b)                              750      769
Salomon Inc., 6.264%, 10/21/96 (b)                       1,000    1,000
Salomon Inc., 6.360%, 4/01/98                            1,725    1,719
                                                                -------
                                                                  9,781
                                                                -------
Media--3.3%
Time Warner, Inc., 6.460%, 08/15/00 (b)                  4,000    4,032
                                                                -------
Metals and Mining--0.8%
Noranda Inc., 6.250%, 8/18/00 (b)                        1,000    1,016
                                                                -------
Oil and Gas--1.5%
Triton Energy, 0.000%, 11/01/97                          2,000    1,855
                                                                -------
Private Asset-Backed: Mortgages--9.7%
Countrywide Mortgage-Backed
     Securities, Inc., 6.500%, 3/25/24                   1,848    1,843
Fleet Mortgage Securities, Inc.,
     7.200%, 10/25/23                                    1,787    1,766
General Electric Capital Mortgage
     Services, 6.500%, 7/25/18                             792      793
Nomura Asset Securities Corp.,
     6.625% 1/25/09                                      5,000    4,984
Prudential Home Mortgage Securities,
     6.750%, 1/25/24                                     1,158    1,148
Sears Mortgage Securities, Inc.,
     7.698%, 10/25/22 (b)                                1,273    1,338
                                                                -------
                                                                 11,872
                                                                -------
Telecommunications--2.5%
TCI Communications, Inc., 6.637%, 3/11/03(b)             3,000    2,999
                                                                -------
Tobacco--3.3%
RJR Nabisco, 8.625%, 12/1/02                             4,000    4,007
                                                                -------
Transportation: Air--3.2%
Delta Air Lines, Inc., 10.430%, 1/2/11                   1,810    2,146
United Air Lines, Inc., 10.850%, 2/19/15                 1,500    1,797
                                                                -------
                                                                  3,943
                                                                -------
Utilities: Electric--4.7%
Cleveland Electric Illuminating Co.,
     8.170%, 11/30/98                                    1,000    1,014
El Paso Electric Co., 7.250%, 2/1/99                     1,000      991
Gulf States Utilities, 9.720%, 7/1/98                      333      340
Long Island Lighting Co., 6.250%-7.300%,
     7/15/99-7/15/01                                     2,500    2,403
North Atlantic Energy Co., 9.050%, 06/1/02                 945      921
                                                                -------
                                                                  5,669
                                                                -------
Total Corporate Bonds and Notes
     (Cost $45,225)                                              45,174
                                                                -------

                                        Annual Report See accompanying notes/ 53

PIMCO Advisors
Short-Intermediate Fund


PORTFOLIO OF INVESTMENTS                                 September 30, 1996


                                                  Principal    Value
($ in thousands)                                    Amount    (Note 2)
----------------------------------------------------------------------
Sovereign Issues (d)--4.1%
Commonwealth of Canada, 8.750%, 12/01/05        C$    1,150  $     942
Republic of Argentina, 6.625%, 3/31/05 (b)      $     4,900      4,098
                                                             ---------
Total Sovereign Issues
 (Cost $4,582)                                                   5,040
                                                             ---------
Total Securities Owned (a)
 (Cost $127,705)                                               127,298
                                                             ---------
                                            Contracts
----------------------------------------------------------------------
Outstanding Put Options Written--(0.0%)
Eurodollar Futures, expiring March '97 @ 93.00           27         (2)
Eurodollar Futures, expiring June '97 @ 93.50            38        (18)
                                                             ---------
Total Outstanding Put Options Written
 (Premiums Received $49)                                           (20)
                                                             ---------
Total Investments,
Net of Outstanding Options Written--104.4%
 (Cost $127,656)                                               127,278
                                                             ---------
Other Assets and Liabilities, Net--(4.4%)                       (5,432)
                                                             ---------
Net Assets--100.0%                                           $ 121,846
                                                             =========


Notes to Portfolio of Investments ($ in thousands):

(a) The cost of investments for federal income tax purposes is $128,174. At September 30, 1996, net unrealized depreciation was $876. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess market value over tax cost of $1,075 and aggregate gross unrealized depreciation of all investments on which there was an excess tax cost over market value of $1,951.

(b) Variable rate security.

(c) Securities purchased on a to-be-announced basis.

(d) Principal amount denoted in indicated currency:

C$--Canadian Dollar

(e) Either all or a portion of these securities has been segregated with the custodian to cover futures contracts.



54 / PIMCO Advisors Funds See accompanying notes

PIMCO Advisors
Money Market Fund


                                                              September 30, 1996


Objective:
Current income,
preservation of capital and liquidity.

Portfolio:
Short-term fixed-income instruments.

Total Net Assets:
$100 million

Number of Securities
in the Portfolio:
24

PIMCO Advisors Institutional Manager:
Columbus Circle
Investors


PERFORMANCE


7-Day Yields
                 A Shares   B Shares   C Shares

As of 9/30/96    4.9%       4.1%       5.0%
As of 3/31/96    5.2%       4.2%       5.2%
As of 9/30/95    5.3%       4.5%       5.4%

PORTFOLIO COMPOSITION*


Short-Term Instruments                            *As a percentage of net assets

[BAR GRAPH APPEARS HERE]

Commercial Paper 100%

PORTFOLIO INSIGHTS

PIMCO Advisors Money Market Fund continued over the last six months to offer a very competitive yield. As of September 30, 1996, the Fund had a seven-day yield of 4.9%, 4.1% and 5.0% for its Class A, B and C shares, respectively. These yields compare to an average money market fund 7-day yield of 4.8%, as measured by the IBC Donaghue Money Market Fund Average.
   When evaluating the Fund's yield relative to other funds and other investment options, shareholders should remember that money market funds are neither guaranteed nor insured by the U.S. government and there can be no assurances that the Fund will maintain a stable net asset value of $1.00 per share.
   Looking ahead, the Fund's manager is currently forecasting higher short-term rates over the next 3-6 months, and plans to gradually extend the Fund's average maturity to take advantage of these higher rates. As changes are made, the manager will continue to maintain the Fund's emphasis on safety, liquidity and quality.

PIMCO ADVISORS FUNDS  FOOTNOTES


 In the following notes and definitions are needed for a complete understanding of the performance figures.

 Results represent past performance, not future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Average annual total returns for more than one year assume a steady compound rate of return.

 Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of either 5.5% (for all stock funds), 4.75% (Global Income, High Income, Total Return Income, Tax Exempt And U.S. Government Funds), or 3% (Short-Intermediate Fund). The adjusted figures for Class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. the adjusted figures for Class C shares includes the effect of paying the 1% CDSC which may apply to shares redeemed during the first year of ownership.

+Yield is quoted in accordance with current Securities and Exchange Commission regulations and is based on the one-month period ended September 30, 1996. Yield quoted for the Tax Exempt Fund does not include the impact, if any, of state taxes.

 Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad based index. Each index reflects a group of unmanaged- securities, and it is not possible to invest in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 2000 is an index of stocks of companies with small capitalizations. The MSCI EAFE is an index of foreign stocks. The Philadelphia Gold And Silver Index is an index of stocks of companies in the gold and silver mining industry.

 The Salomon Brothers Currency-Hedged World Government Bond Index is an index of currency-hedged U.S. and foreign government bonds. The Lehman BB Intermediate Bond Index is an index of intermediate-term bonds with a BB rating. The Lehman Aggregate Bond Index is an index of a variety of bonds. The Lehman Municipal Bond Index is an index of municipal securities rated Baa or better. The Lehman Government Index is an index of various government securities and the Lehman Government 1-3 year Index is an index of a variety of government securities with 1-3 year maturities. Duration is a measurement of a Fund's price sensitivity expressed in years.

 Lipper averages are calculated by Lipper Analytical Services, INC., a nationally recognized mutual fund performance evaluation firm. They are performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

 The PIMCO Advisors stock funds can invest in foreign securities and the International Fund invests primarily in these securities, which can involve special risks due to foreign economic and political developments. The Opportunity and Discovery Funds generally invest in small-cap stocks, which can be riskier than the overall stock market. The Innovation and Precious Metals Funds concentrate their portfolios thereby possibly making them more volatile than a more diversified stock portfolio, and, therefore, should be considered as only part of a diversified portfolio. The High Income, Total Return Income and Short-Intermediate Funds can invest a portion of their assets in foreign bonds, and the Global Income Fund invests primarily in these securities, which entails special risks. These funds and the Tax Exempt Fund can invest in high yield bonds, which entail greater risk, such as less liquidity and possibility of default. The U.S. Government Fund is not guaranteed by the U.S. government.



                                                         1996 ANNUAL REPORT / 55

PIMCO Advisors
Money Market Fund


PORTFOLIO OF INVESTMENTS                             September 30, 1996


                                                     Principal   Value
($ in thousands)                                      Amount    (Note 2)
Short-Term Notes--88.2%
Apreco, Inc., 5.300%, 10/15/96                          $4,000   $3,992
Bass Financial, 5.320%, 11/12/96                         4,400    4,373
Bear Stearns Co., 5.340%, 12/9/96                        3,000    2,969
Bell Atlantic Network Funding,
     5.430%, 10/8/96                                     2,500    2,497
Canadian Wheat Board, 5.420%, 10/8/96                    5,000    4,995
Ciesco L.P., 5.370%, 12/3/96                             3,200    3,170
Cooperative Association of Tractor Dealers, Inc.,
     5.330%, 10/11/96                                    3,400    3,395
Corporate Asset Funding Co., Inc.,
     5.280%, 10/3/96                                     3,500    3,499
CSR Finance Ltd., 5.320%, 11/13/96                       4,400    4,372
CWS Credit, Inc., 5.330%, 10/24/96                       3,500    3,488
Dean Witter Discover Corp.,
     5.310%, 10/22/96                                    3,800    3,788
General Electric Capital Corp.,
     5.350%, 10/07/96                                    4,050    4,046
Golden Managers Acceptance Corp.,
     5.380%, 10/16/96                                    3,200    3,193
Government Development Bank of Puerto Rico,
     5.350%, 10/7/96                                     2,600    2,598
Merrill Lynch & Co., 5.410%, 10/31/96                    2,000    1,991
Pearson, Inc., 5.340% 10/18/96                           4,000    3,990
Petrofina Delaware, Inc., 5.400%, 10/3/96                4,000    3,999
PHH Corp., 5.350%, 10/9/96                               3,500    3,496
Preferred Receivables Funding Corp.,
     5.370%, 10/17/96                                    4,900    4,888
Redland Finance, Inc., 5.280%, 10/4/96                   3,500    3,498
Sheffield Receivables Corp.,
     5.350%,10/16/96                                     3,200    3,193
SmithKline Beecham Corp.,
     5.350%, 10/23/96                                    4,000    3,987
Student Loan Corp., 5.370%, 10/21/96                     5,100    5,085
Supplier Managers Acceptance Corp.,
     5.400%, 10/16/96                                    4,000    3,991
                                                               --------
Total Short-Term Notes
     (Cost $88,493)                                              88,493
                                                               --------
Total Investments--88.2%
     (Cost $88,493)                                              88,493
                                                               --------
Other Assets and Liabilities, Net--11.8%                         11,824
                                                               --------
Net Assets--100.0%                                             $100,317
                                                               --------


56 / PIMCO Advisors Funds See accompanying notes

                      [This Page Intentionally Left Blank]




                                                          1996 Annual Report/57

Financial Highlights Selected Per Share Data for the Year or Period Ended:
--------------------------------------------------------------------------------

Equity Income Fund                            Class A                                                  Class B
                                              ------------------------------------------------------   -------------------
                                                                                                                  5/22/95-
                                              9/30/96     9/30/95    9/30/94     9/30/93     9/30/92   9/30/96    9/30/95
                                              ------------------------------------------------------   -------------------
Net Asset Value, Beginning of Period        $   14.14   $   12.50   $  12.88   $   10.57   $   9.92  $   14.13  $   12.55
                                              ------------------------------------------------------   -------------------
Income From Investment Operations:
Net Investment Income                            0.23        0.36       0.34        0.33       0.34       0.09       0.11
Net Gains or Losses on Securities
(both realized and unrealized)                   2.79        1.61      (0.17)       2.30       0.71       2.83       1.55
                                             ------------------------------------------------------   -------------------
Total From Investment Operations                 3.02        1.97       0.17        2.63       1.05       2.92       1.66
                                             ------------------------------------------------------   -------------------
Less Distributions:
Dividends (from net investment income)          (0.23)      (0.33)     (0.33)      (0.32)     (0.40)     (0.11)     (0.08)
Dividends (in excess of net investment
income)                                         (0.07)       0.00       0.00        0.00       0.00      (0.04)      0.00
Distributions (from capital gain)               (0.78)       0.00      (0.22)       0.00       0.00      (0.78)      0.00
                                             ------------------------------------------------------   -------------------
Total Distributions                             (1.08)      (0.33)     (0.55)      (0.32)     (0.40)     (0.93)     (0.08)
                                             ------------------------------------------------------   -------------------
Net Asset Value, End of Period              $   16.08   $   14.14   $  12.50   $   12.88   $  10.57   $  16.12   $  14.13
                                             ======================================================   ===================
Total Return (without sales charge)            22.37%       16.1%       1.4%       25.3%      10.7%     21.54%      13.3%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)         $  20,631   $  12,933   $ 14,942   $   6,328   $  2,593   $ 15,693   $  1,760
Ratio of Expenses to Average Net
    Assets                                      1.25%        1.3%       1.3%        1.3%       1.4%      2.00%       2.1%*
Ratio of Net Investment Income to
    Average Net Assets                          1.60%        2.9%       2.7%        2.9%       3.3%      0.85%       2.2%*
Portfolio Turnover Rate                       203.07%      176.9%     174.9%      167.9%     149.0%    203.07%     176.9%
Average Commission Rate                     $    0.06                                                 $   0.06
 *Annualized


Equity Income Fund                           Class C

                                             9/30/96    9/30/95    9/30/94    9/30/93    9/30/92
                                             ---------------------------------------------------
Net Asset Value, Beginning of Period         $  14.09   $  12.47   $  12.85   $  10.56   $  9.91
                                             ---------------------------------------------------
Income From Investment Operations:
Net Investment Income                            0.12       0.27       0.24       0.25      0.29
Net Gains or Losses on Securities
(both realized and unrealized)                   2.78       1.59      (0.16)      2.29      0.68
                                             ---------------------------------------------------
Total From Investment Operations                 2.90       1.86       0.08       2.54      0.97
                                             ---------------------------------------------------
Less Distributions:
Dividends (from net investment income)          (0.13)     (0.24)     (0.24)     (0.25)    (0.32)
Dividends (in excess of net investment
income)                                         (0.03)      0.00       0.00       0.00      0.00

Distributions (from capital gain)               (0.78)      0.00      (0.22)      0.00      0.00
                                             ---------------------------------------------------
Total Distributions                             (0.94)     (0.24)     (0.46)     (0.25)    (0.32)
                                             ---------------------------------------------------
Net Asset Value, End of Period               $  16.05   $  14.09   $  12.47   $  12.85   $ 10.56
                                             ===================================================
Total Return (without sales charge)             21.52%      15.2%       0.7%      24.4%      9.9%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)          $230,058   $174,316   $178,892   $ 94,247   $45,101

Ratio of Expenses to Average Net
Assets                                          2.00%       2.1%       2.0%       2.1%      2.1%

Ratio of Net Investment Income to
Average Net Assets                              0.85%       2.1%       2.0%       2.2%      2.7%
Portfolio Turnover Rate                       203.07%     176.9%     174.9%     167.9%    149.0%
Average Commission Rate                        $0.06

 *Annualized


Value Fund                                    Class A                Class B                Class C
                                              ------------------     ------------------     ------------------
                                                        6/27/95-               6/27/95-               6/27/95-
                                              9/30/96    9/30/95     9/30/96    9/30/95     9/30/96    9/30/95
                                              ------------------     ------------------     ------------------
Net Asset Value, Beginning of Period          $10.68      $10.00     $10.68      $10.00     $10.68      $10.00
                                              ------------------     ------------------     ------------------
Income From Investment Operations:
Net Investment Income                           0.22        0.07       0.14        0.05       0.14       0.05
Net Gains or Losses on Securities
(both realized and unrealized)                  1.61        0.68       1.60        0.68       1.60       0.68

Total From Investment Operations                1.83        0.75       1.74        0.73       1.74       0.73
                                              ------------------     ------------------     ------------------
Less Distributions:
Dividends (from net investment income)         (0.23)      (0.06)     (0.15)      (0.04)     (0.15)     (0.04)
Dividends (in excess of net investment
    income)                                    (0.01)       0.00      (0.01)       0.00      (0.01)      0.00

Return of capital distribution                  0.00       (0.01)      0.00       (0.01)      0.00      (0.01)
                                              ------------------     ------------------     ------------------
Total Distributions                            (0.24)      (0.07)     (0.16)      (0.05)     (0.16)     (0.05)
                                              ------------------     ------------------     ------------------
Net Asset Value, End of Period                $12.27      $10.68     $12.26      $10.68     $12.26     $10.68
                                              ==================     ==================     ==================
Total Return (without sales charge)           17.21%        7.5%     16.36%        7.3%     16.37%       7.3%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)           $9,148      $2,492     $16,455     $3,975   $ 36,441   $  6,643
Ratio of Expenses to Average Net Assets        1.33%        1.3%*      2.08%       2.1%*     2.08%       2.0%*
Ratio of Net Investment Income to
    Average Net Assets                         2.20%        2.7%*      1.45%       1.9%*     1.45%       1.9%*
Portfolio Turnover Rate                       32.21%        0.5%      32.21%       0.5%     32.21%       0.5%
Average Commission Rate                        $0.06                   $0.06                 $0.06

*Annualized



58 / PIMCO Advisors Funds See accompanying notes

Financial Highlights Selected Per Share Data for the Year or Period Ended:
================================================================================

Growth Fund                                 Class A                                                    Class B
                                            -------------------------------------------------------    -------------------
                                                                                                                   5/23/95-
                                            9/30/96     9/30/95     9/30/94     9/30/93     9/30/92    9/30/96     9/30/95
                                            -------------------------------------------------------    -------------------
Net Asset Value,
    Beginning of Period                      $25.73      $22.01      $23.64      $20.76      $20.63     $24.94      $22.63
                                            -------------------------------------------------------    -------------------
Income From
    Investment Operations:
Net Investment
    Income (Loss)                              0.06        0.12        0.12        0.09        0.14      (0.07)      (0.03)
Net Gains or Losses
    on Securities (both
    realized and unrealized)                   3.72        4.79        0.12        3.53        1.38       3.52        2.34
                                            -------------------------------------------------------    -------------------
Total From
    Investment Operations                      3.78        4.91        0.24        3.62        1.52       3.45        2.31
                                            -------------------------------------------------------    -------------------
Less Distributions:
Dividends (from net
    investment income)                         0.00        0.00        0.00        0.00       (0.14)      0.00        0.00
Distributions
    (from capital gain)                       (2.93)      (1.19)      (1.87)      (0.74)      (1.25)     (2.93)       0.00
                                            -------------------------------------------------------    -------------------
Total Distributions                           (2.93)      (1.19)      (1.87)      (0.74)      (1.39)     (2.93)       0.00
                                            -------------------------------------------------------    -------------------
Net Asset Value,
    End of Period                            $26.58      $25.73      $22.01      $23.64      $20.76     $25.46      $24.94
                                            =======================================================    ===================
 Total Return
    (without sales charge)                   16.11%       23.7%        1.3%       17.7%        7.7%     15.22%       10.2%

Ratios / Supplemental Data
Net Assets,
    End of Period (in 000s)                $151,103    $134,819    $107,269     $97,509     $71,209    $37,256      $7,671
Ratio of Expenses to
    Average Net Assets                        1.11%        1.1%        1.1%        1.1%        1.1%      1.86%        1.9%*
Ratio of Net Investment
    Income to
    Average Net Assets                        0.24%        0.5%        0.6%        0.4%        0.7%     (0.51)%     (0.4)%*
Portfolio Turnover Rate                     104.07%      110.6%      115.3%      109.9%       92.3%     104.07%     110.6%
Average Commission Rate                       $0.07                                                       $0.07
 *Annualized


Growth Fund                                 Class C
                                            -----------------------------------------------------------

                                            9/30/96      9/30/95      9/30/94      9/30/93      9/30/92
                                            -----------------------------------------------------------
Net Asset Value,
    Beginning of Period                     $ 24.94       $21.52       $23.32       $20.64       $20.54
                                            -----------------------------------------------------------
Income From
    Investment Operations:
Net Investment
    Income (Loss)                             (0.12)       (0.04)       (0.04)       (0.07)       (0.01)
Net Gains or Losses
    on Securities (both
    realized and unrealized)                   3.57         4.65         0.11         3.49         1.37
                                            -----------------------------------------------------------
Total From
    Investment Operations                      3.45         4.61         0.07         3.42         1.36
                                            -----------------------------------------------------------
Less Distributions:
Dividends (from net
    investment income)                         0.00         0.00         0.00         0.00        (0.01)
Distributions
    (from capital gain)                       (2.93)       (1.19)       (1.87)       (0.74)       (1.25)
                                            -----------------------------------------------------------
Total Distributions                           (2.93)       (1.19)       (1.87)       (0.74)       (1.26)
                                            -----------------------------------------------------------
Net Asset Value,
    End of Period                            $25.46       $24.94       $21.52       $23.32       $20.64
                                            ===========================================================
 Total Return
    (without sales charge)                   15.22%        22.8%         0.5%        16.9%         6.9%

Ratios / Supplemental Data
Net Assets,
    End of Period (in 000s)              $1,450,216   $1,290,152   $1,085,427   $1,077,490     $853,121
Ratio of Expenses to
    Average Net Assets                        1.86%         1.9%         1.9%         1.9%         1.9%
Ratio of Net Investment
    Income to
    Average Net Assets                      (0.51)%        (0.2)%       (0.2)%      (0.3)%       (0.1)%
Portfolio Turnover Rate                     104.07%        110.6%       115.3%      109.9%        92.3%
Average Commission Rate                       $0.07
 *Annualized


Target Fund                                 Class A                                     Class B
                                            ----------------------------------------   --------------------
                                                                           12/17/92-               5/22/95-
                                            9/30/96   9/30/95     9/30/94    9/30/93     9/30/96    9/30/95
                                            ----------------------------------------   --------------------
Net Asset Value, Beginning of Period        $16.40     $13.13      $12.72     $10.00      $16.06     $13.93
                                            ----------------------------------------   --------------------
Income From Investment Operations:
Net Investment Loss                          (0.05)     (0.02)      (0.04)     (0.02)      (0.09)     (0.05)
Net Gains or Losses on Securities
(both realized and unrealized)                2.54       3.45        0.57       2.74        2.39       2.18
                                            ----------------------------------------   --------------------
Total From Investment Operations              2.49       3.43        0.53       2.72        2.30       2.13
                                            ----------------------------------------   --------------------
Less Distributions:
Distributions (from capital gain)            (1.78)     (0.16)      (0.12)      0.00       (1.78)      0.00
                                            ----------------------------------------   --------------------
Net Asset Value, End of Period              $17.11     $16.40      $13.13     $12.72      $16.58     $16.06
                                            ========================================   ====================
Total Return (without sales charge)          16.50%     26.5%        4.2%      27.2%      15.58%      15.3%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)        $156,027  $121,915     $90,527    $48,787     $49,851     $7,554
Ratio of Expenses to Average Net Assets       1.18%      1.2%        1.2%       1.3%*      1.93%       2.0%*
Ratio of Net Investment Income to
    Average Net Assets                      (0.34)%    (0.1)%      (0.3)%     (0.3)%*    (1.09)%     (0.9)%*
Portfolio Turnover Rate                     140.51%    128.3%      103.5%      76.0%     140.51%     128.3%
Average Commission Rate                       $0.06                                        $0.06

 *Annualized


Target Fund                                 Class C
                                            ----------------------------------------------
                                                                                 12/17/92-
                                            9/30/96      9/30/95      9/30/94      9/30/93
                                            ----------------------------------------------
Net Asset Value, Beginning of Period        $16.05   $    12.95   $    12.65   $    10.00
                                            ----------------------------------------------
Income From Investment Operations:
Net Investment Loss                            (0.16)     (0.12)       (0.14)       (0.09)
Net Gains or Losses on Securities
(both realized and unrealized)                  2.47       3.38         0.56         2.74
                                            ----------------------------------------------
Total From Investment Operations                2.31       3.26         0.42         2.65
                                            ----------------------------------------------
Less Distributions:


Distributions (from capital gain)              (1.78)     (0.16)       (0.12)        0.00
                                            ----------------------------------------------

Net Asset Value, End of Period                $16.58     $16.05       $12.95       $12.65

Total Return (without sales charge)            15.66%     25.6%         3.4%        26.5%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)          $974,948   $780,355    $556,043     $298,238
Ratio of Expenses to Average Net Assets         1.93%       2.0%        2.0%         2.0%*
Ratio of Net Investment Income to
    Average Net Assets                        (1.09)%     (0.9)%      (1.1)%       (1.0)%*
Portfolio Turnover Rate                       140.51%     128.3%      103.5%        76.0%
Average Commission Rate                         $0.06

 *Annualized



                                   1996 Annual Report See accompanying notes/59

Financial Highlights Selected Per Share Data for the Year or Period Ended:
-------------------------------------------------------------------------

Discovery Fund                              Class A                   Class B                   Class C
                                            ---------------------     ---------------------     ---------------------
                                                         6/27/95-                  6/27/95-                  6/27/95-
                                              9/30/96     9/30/95       9/30/96     9/30/95        9/30/96    9/30/95
                                            ---------------------     ---------------------     ---------------------
Net Asset Value, Beginning of Period          $10.89       $10.00       $10.86       $10.00        $10.86      $10.00
                                            ---------------------     ---------------------     ---------------------
Income From Investment Operations:
Net Investment Income (Loss)                    0.03         0.01        (0.05)       (0.01)        (0.05)      (0.01)
Net Gains or Losses on Securities
  (both realized and unrealized)                0.99         0.88         0.98         0.87          0.98        0.87
                                            ---------------------     ---------------------     ---------------------
Total From Investment Operations                1.02         0.89         0.93         0.86          0.93        0.86
                                            ---------------------     ---------------------     ---------------------

Net Asset Value, End of Period                $11.91       $10.89       $11.79       $10.86        $11.79      $10.86
                                            =====================     =====================     =====================

Total Return (without sales charge)            9.37%         8.9%        8.56%         8.6%         8.56%        8.6%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)          $10,979       $7,658      $20,993      $10,832       $37,844    $20,260
Ratio of Expenses to Average Net Assets        1.40%         1.3%*       2.15%         2.0%*        2.15%       2.0%*
Ratio of Net Investment Income to
  Average Net Assets                           0.24%         0.2%*     (0.51)%       (0.5)%*      (0.51)%     (0.5)%*
Portfolio Turnover Rate                       98.89%        34.9%       98.89%        34.9%        98.89%      34.9%
Average Commission Rate                        $0.06                     $0.06                      $0.06

 *Annualized

Opportunity Fund                            Class A
                                            ----------------------------------------------------------------
                                             9/30/96       9/30/95       9/30/94       9/30/93      9/30/92
                                            ----------------------------------------------------------------
Net Asset Value, Beginning of Period          $39.08        $28.87        $33.43        $19.84       $17.95
                                            ----------------------------------------------------------------
Income From Investment Operations:
Net Investment Loss                           (0.11)        (0.11)        (0.17)        (0.15)       (0.04)
Net Gains or Losses on Securities
  (both realized and unrealized)                6.12         11.19        (2.02)         14.00         3.61
                                            ---------------------------------------------------------------
Total From Investment Operations                6.01         11.08        (2.19)         13.85         3.57
                                            ---------------------------------------------------------------
Less Distributions:
Distributions (from capital gain)             (7.73)        (0.87)        (2.26)        (0.26)       (1.68)
Return of capital distribution                  0.00          0.00        (0.11)          0.00         0.00
                                            ---------------------------------------------------------------
Total Distributions                           (7.73)        (0.87)        (2.37)        (0.26)       (1.68)
                                            ---------------------------------------------------------------
Net Asset Value, End of Period                $37.36        $39.08        $28.87        $33.43       $19.84
                                            ===============================================================
Total Return (without sales charge)           18.35%         39.7%        (6.7)%         70.4%        21.6%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)         $134,859      $120,830       $95,261      $106,666      $22,454
Ratio of Expenses to Average Net
  Assets                                       1.13%          1.2%          1.1%          1.2%         1.3%
Ratio of Net Investment Income to
  Average Net Assets                         (0.32)%        (0.4)%        (0.6)%        (0.6)%       (0.2)%
Portfolio Turnover Rate                       91.23%        101.6%         78.4%        105.4%        93.8%
Average Commission Rate                        $0.07

Opportunity Fund                            Class C
                                            ----------------------------------------------------------------
                                             9/30/96       9/30/95       9/30/94       9/30/93       9/30/92
                                            ----------------------------------------------------------------
Net Asset Value, Beginning of Period          $37.64        $28.04        $32.77        $19.60        $17.87
                                            ----------------------------------------------------------------
Income From Investment Operations:
Net Investment Loss                           (0.35)        (0.34)        (0.38)        (0.34)        (0.18)
Net Gains or Losses on Securities
  (both realized and unrealized)                5.82         10.81        (1.98)         13.77          3.59
                                            ----------------------------------------------------------------
Total From Investment Operations                5.47         10.47        (2.36)         13.43          3.41
                                            ----------------------------------------------------------------
Less Distributions:
Distributions (from capital gain)             (7.73)        (0.87)        (2.26)        (0.26)        (1.68)
Return of capital distribution                  0.00          0.00        (0.11)          0.00          0.00
                                            ----------------------------------------------------------------
Total Distributions                           (7.73)        (0.87)        (2.37)        (0.26)        (1.68)
                                            ----------------------------------------------------------------
Net Asset Value, End of Period                $35.38        $37.64        $28.04        $32.77        $19.60
                                            ================================================================
Total Return (without sales charge)           17.47%         38.6%         (7.4)%         69.1%         20.8%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)         $800,250      $715,191       $553,460     $618,193      $179,081
Ratio of Expenses to Average Net
  Assets                                       1.88%          1.9%           1.9%         2.0%          2.0%
Ratio of Net Investment Income to
  Average Net Assets                         (1.07)%        (1.1)%         (1.4)%       (1.3)%        (1.0)%
Portfolio Turnover Rate                       91.23%        101.6%          78.4%       105.4%         93.8%
Average Commission Rate                        $0.07


60 / PIMCO Advisors Funds See accompanying notes

Financial Highlights Selected Per Share Data for the Year or Period Ended:
--------------------------------------------------------------------------------

Innovation Fund                             Class A                   Class B                  Class C
                                            ---------------------     ---------------------     ---------------------
                                                        12/22/94-                  5/22/95-                 12/22/94-
                                             9/30/96      9/30/95        9/30/96    9/30/95        9/30/96    9/30/95
                                            ---------------------     ---------------------     ---------------------
Net Asset Value, Beginning of Period          $14.74       $10.00         $14.66     $11.81         $14.65     $10.00
                                            ---------------------     ---------------------     ---------------------
Income From Investment Operations:
Net Investment Loss                            (0.07)       (0.06)/(1)/    (0.11)     (0.08)         (0.15)     (0.13)/(1)/
Net Gains or Losses on Securities
  (both realized and unrealized)                2.94         4.80           2.84       2.93           2.89       4.78
                                            ---------------------     ---------------------     ---------------------
Total From Investment Operations                2.87         4.74           2.73       2.85           2.74       4.65
                                            ---------------------     ---------------------     ---------------------
Less Distributions:
Distributions (from capital gain)              (0.35)        0.00          (0.35)      0.00          (0.35)      0.00
                                            ---------------------     ---------------------     ---------------------
Net Asset Value, End of Period                $17.26       $14.74         $17.04     $14.66         $17.04     $14.65
                                            =====================     =====================     =====================
Total Return (without sales charge)            19.86%        47.4%         18.99%      24.1%         19.08%      46.5%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)          $50,067      $28,239        $33,778     $6,509       $137,752    $63,952
Ratio of Expenses to Average Net
  Assets                                        1.31%         1.4%*         2.06%       2.3%*         2.06%       2.2%*
Ratio of Net Investment Income to
  Average Net Assets                           (0.61)%       (0.6)%*       (1.36)%     (1.7)%*        (1.36)%    (1.4)%*
Portfolio Turnover Rate                       123.14%        86.1%        123.14%      86.1%         123.14%     86.1%
Average Commission Rate                        $0.06                       $0.06                      $0.06

(1) Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
*Annualized

International Fund                     Class A                                                     Class B
                                       ---------------------------------------------------------   -----------------------
                                                                                                                5/22/95-
                                        9/30/96     9/30/95     9/30/94     9/30/93     9/30/92     9/30/96      9/30/95
                                       ---------------------------------------------------------   -----------------------
Net Asset Value, Beginning of Period     $12.19      $12.92      $12.17      $10.04      $10.54      $11.75       $11.30
                                       ---------------------------------------------------------   -----------------------
Income From Investment Operations:
Net Investment Income (Loss)               0.07        0.07       0.04        0.07         0.05        0.00/(1)/    0.00
Net Gains or Losses on Securities
  (both realized and unrealized)           0.77       (0.56)      0.94        2.80        (0.37)       0.73/(1)/    0.45
                                       ---------------------------------------------------------   -----------------------
Total From Investment Operations           0.84       (0.49)      0.98        2.87        (0.32)       0.73         0.45
                                       ---------------------------------------------------------   -----------------------
Less Distributions:
Distributions (from capital gain)          0.00       (0.24)     (0.23)      (0.74)       (0.18)       0.00         0.00
                                       ---------------------------------------------------------   -----------------------
Net Asset Value, End of Period           $13.03      $12.19     $12.92      $12.17       $10.04      $12.48       $11.75
                                       =========================================================   =======================
Total Return (without sales charge)        6.89%       (3.7)%      8.2%       30.4%        (3.1)%      6.21%         4.0%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)     $20,056     $17,951    $23,289     $11,992         $471      $5,893         $503
Ratio of Expenses to Average Net
  Assets                                   1.41%        1.5%       1.4%        1.4%         1.9%       2.16%         2.3%*
Ratio of Net Investment Income to
  Average Net Assets                       0.49%        0.6%       0.3%        0.6%         0.5%      (0.26)%       (0.1)%*
Portfolio Turnover Rate                  109.58%      169.8%      55.1%       67.6%       159.6%     109.58%       169.8%
Average Commission Rate                   $0.00                                                       $0.00

International Fund                     Class C
                                       ----------------------------------------------------------
                                         9/30/96     9/30/95     9/30/94     9/30/93     9/30/92
                                       ----------------------------------------------------------
Net Asset Value, Beginning of Period     $11.75      $12.56      $11.92      $9.92       $10.49
                                       ----------------------------------------------------------
Income From Investment Operations:
Net Investment Income (Loss)              (0.05)      (0.02)      (0.06)     (0.01)       (0.06)
Net Gains or Losses on Securities
  (both realized and unrealized)           0.77       (0.55)       0.93       2.75        (0.33)
                                       ----------------------------------------------------------
Total From Investment Operations           0.72       (0.57)       0.87       2.74        (0.39)
                                       ----------------------------------------------------------
Less Distributions:
Distributions (from capital gain)          0.00       (0.24)      (0.23)     (0.74)       (0.18)
                                       ----------------------------------------------------------
Net Asset Value, End of Period           $12.47      $11.75      $12.56     $11.92        $9.92
                                       ==========================================================
Total Return (without sales charge)        6.13%       (4.5)%       7.4%      29.4%        (3.8)%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)    $203,544    $215,349    $294,492   $147,194      $28,299
Ratio of Expenses to Average Net
  Assets                                   2.16%        2.2%        2.2%       2.2%         2.6%
Ratio of Net Investment Income to
  Average Net Assets                      (0.26)%      (0.2)%      (0.5)%     (0.1)%       (0.6)%
Portfolio Turnover Rate                  109.58%      169.8%       55.1%      67.6%       159.6%
Average Commission Rate                   $0.00



(1) Per share amounts based on average number of shares outstanding during the period 10/1/95-9/30/96.
*Annualized


                              1996 Annual Report See accompanying notes/61

Financial Highlights Selected Per Share Data for the Year or Period Ended:
================================================================================


Precious Metals Fund                     Class A                                           Class B
                                         -----------------------------------------------   -----------------
                                                                                                    6/15/95-
                                         9/30/96   9/30/95   9/30/94   9/30/93   9/30/92   9/30/96   9/30/95
                                         -----------------------------------------------   -----------------
Net Asset Value, Beginning of Period      $12.33    $14.14    $10.32     $7.54     $7.51    $11.90    $11.61
                                         -----------------------------------------------   -----------------
Income From Investment Operations:
Net Investment Income (Loss)                0.03      0.07      0.08      0.06     (0.01)    (0.03)    (0.01)
Net Gains or Losses on Securities
    (both realized and unrealized)         (0.24)    (1.88)     3.74      2.72      0.04     (0.25)     0.30
                                         -----------------------------------------------   -----------------
Total From Investment Operations           (0.21)    (1.81)     3.82      2.78      0.03     (0.28)     0.29
                                         -----------------------------------------------   -----------------
Net Asset Value, End of Period            $12.12    $12.33    $14.14    $10.32     $7.54    $11.62    $11.90
                                         ===============================================   =================
Total Return (without sales charge)      (1.70)%   (12.8)%     37.0%     36.9%      0.4%   (2.35)%      2.5%

Ratios/Supplemental Data
Net Assets, End of Period (in 000s)       $6,245    $7,670   $11,229    $3,425      $668    $2,218      $251
Ratio of Expenses to Average Net
    Assets                                 1.32%      1.4%      1.3%      1.4%      1.9%*    2.07%      2.2%*
Ratio of Net Investment Income
    (Loss) to Average Net Assets           0.19%      0.6%      0.6%      0.6%    (0.1)%*  (0.56)%    (0.2)%*
Portfolio Turnover Rate                   35.27%      8.7%     11.0%     10.0%     29.6%    35.27%      8.7%
Average Commission Rate                    $0.02                                             $0.02

*Annualized


Precious Metals Fund                      Class C
                                          -----------------------------------------------

                                          9/30/96   9/30/95   9/30/94   9/30/93   9/30/92
                                          -----------------------------------------------
Net Asset Value, Beginning of Period       $11.90    $13.75    $10.11     $7.44     $7.46
                                          -----------------------------------------------
Income From Investment Operations:
Net Investment Income (Loss)                (0.07)    (0.02)    (0.02)    (0.02)    (0.06)
Net Gains or Losses on Securities
    (both realized and unrealized)          (0.21)    (1.83)     3.66      2.69      0.04
                                          -----------------------------------------------
Total From Investment Operations            (0.28)    (1.85)     3.64      2.67     (0.02)
                                          -----------------------------------------------
Net Asset Value, End of Period             $11.62    $11.90    $13.75    $10.11     $7.44
                                          ===============================================
Total Return (without sales charge)       (2.35)%   (13.5)%     36.0%     35.9%    (0.3)%

Ratios/Supplemental Data
Net Assets, End of Period (in 000s)       $37,609   $42,341   $62,825   $23,884    $6,633
Ratio of Expenses to Average Net
    Assets                                  2.07%      2.2%      2.1%      2.2%      2.6%
Ratio of Net Investment Income
    (Loss) to Average Net Assets          (0.56)%    (0.2)%    (0.2)%    (0.2)%    (0.8)%
Portfolio Turnover Rate                    35.27%      8.7%     11.0%     10.0%     29.6%
Average Commission Rate                     $0.02

*Annualized


Global Income Fund                         Class A         Class B         Class C
                                           --------        --------        --------
                                            9/30/96         9/30/96         9/30/96
                                           --------        --------        --------
Net Asset Value, Beginning of Period         $10.00          $10.00          $10.00
                                           --------        --------        --------
Income From Investment Operations:
Net Investment Income                          0.32/(1)/       0.30/(1)/       0.30/(1)/
Net Gains or Losses on Securities
    (both realized and unrealized)             0.95            0.92            0.92
                                           --------        --------        --------
Total From Investment Operations               1.27            1.22            1.22
                                           --------        --------        --------
Less Distributions:
Dividends (from net investment income)        (0.31)          (0.26)          (0.26)
                                           --------        --------        --------
Net Asset Value, End of Period               $10.96          $10.96          $10.96
                                           ========        ========        ========
Total Return (without sales charge)          15.01%          14.54%          14.54%

Ratios/Supplemental Data
Net Assets, End of Period (in 000s)          $7,360          $3,240          $3,459
Ratio of Expenses to Average Net
    Assets:
        With Waiver                           1.27%           2.49%           2.49%
        Without Waiver                        1.57%           2.49%           2.49%
Ratio of Net Investment Income to
    Average Net Assets:
        With Waiver                           4.88%           4.09%           4.09%
        Without Waiver                        4.58%           4.09%           4.09%
Portfolio Turnover Rate                   1,245.62%       1,245.62%       1,245.62%

(1) Reflecting voluntary waiver of investment advisory fee of $12,041 (0.01 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
*Annualized



62/PIMCO Advisors Funds See accompanying notes

Financial Highlights Selected Per Share Data for the Year or Period Ended:
================================================================================


High Income Fund               Class A                                                Class B
                               ---------------------------------------------------    ------------------
                                                                                                5/22/95-
                               9/30/96    9/30/95    9/30/94    9/30/93    9/30/92    9/30/96    9/30/95
                               ---------------------------------------------------    ------------------
Net Asset Value,
    Beginning of Period          $7.94      $7.56      $8.78      $8.68      $8.36      $7.92      $7.75
                               ---------------------------------------------------    ------------------
Income From
    Investment Operations:
Net Investment Income             0.68       0.65       0.68       0.75       0.79       0.62       0.22
Net Gains or
    Losses on Securities
    (both realized
    and unrealized)               0.17       0.39      (1.23)      0.10       0.29       0.18       0.16
                               ---------------------------------------------------    ------------------
Total From
    Investment Operations         0.85       1.04      (0.55)      0.85       1.08       0.80       0.38
                               ---------------------------------------------------    ------------------
Less Distributions:
Dividends (from net
    investment income)           (0.69)     (0.66)     (0.67)     (0.75)     (0.76)     (0.63)     (0.21)
                               ---------------------------------------------------    ------------------
Net Asset Value,
    End of Period                $8.10      $7.94      $7.56      $8.78      $8.68      $8.09      $7.92
                               ===================================================    ==================
Total Return
    (without sales charge)      11.16%      14.5%     (6.5)%      10.3%      13.5%     10.48%       4.9%
Ratios/Supplemental Data
Net Assets, End
    of Period (in 000s)        $25,350     $7,791     $4,336     $5,675     $4,257    $38,928     $4,552
Ratio of Expenses to
    Average Net Assets           1.09%       1.1%       1.1%       1.2%       1.2%      1.84%       1.9%*
Ratio of Net
    Investment Income to
    Average Net Assets           8.61%       8.5%       8.4%       8.7%       9.3%      7.86%       7.8%*
Portfolio Turnover Rate         51.87%     162.5%     133.9%     124.1%     162.8%     51.87%     162.5%

*Annualized


High Income Fund                      Class C
                                      ---------------------------------------------------

                                      9/30/96    9/30/95    9/30/94    9/30/93    9/30/92
                                      ---------------------------------------------------
Net Asset Value,
    Beginning of Period                 $7.88      $7.51      $8.75      $8.65      $8.36
                                      ---------------------------------------------------
Income From
    Investment Operations:
Net Investment Income                    0.62       0.58       0.62       0.68       0.74
Net Gains or
    Losses on Securities
    (both realized
    and unrealized)                      0.16       0.39      (1.26)      0.10       0.25
                                      ---------------------------------------------------
Total From
    Investment Operations                0.78       0.97      (0.64)      0.78       0.99
                                      ---------------------------------------------------

Less Distributions:
Dividends (from net
    investment income)                  (0.63)     (0.60)     (0.60)     (0.68)     (0.70)
                                      ---------------------------------------------------
Net Asset Value,
    End of Period                       $8.03      $7.88      $7.51      $8.75      $8.65
                                      ===================================================
Total Return
    (without sales charge)             10.27%      13.5%     (7.5)%       9.5%      12.4%

Ratios/Supplemental Data
Net Assets, End
    of Period (in 000s)              $194,045   $157,507   $179,274   $255,266   $242,160
Ratio of Expenses to
    Average Net Assets                  1.84%       1.9%       1.9%       2.0%       1.9%
Ratio of Net
    Investment Income to
    Average Net Assets                  7.86%       7.7%       7.7%       8.0%       8.7%
Portfolio Turnover Rate                51.87%     162.5%     133.9%     124.1%     162.8%

*Annualized


Total Return Income Fund                    Class A               Class B              Class C
                                            ------------------    -----------------    ------------------
                                                     12/22/94-             5/22/95-             12/22/94-
                                            9/30/96    9/30/95    9/30/96   9/30/95    9/30/96    9/30/95
                                            ------------------    -----------------    ------------------

Net Asset Value, Beginning of Period         $10.70     $10.00     $10.73    $10.48     $10.70     $10.00
                                            ------------------    -----------------    ------------------
Income From Investment Operations:
Net Investment Income                          0.52       0.41       0.45      0.16       0.45       0.35
Net Gains or Losses on Securities
    (both realized and unrealized)            (0.03)      0.68      (0.03)     0.24      (0.03)      0.69
                                            ------------------    -----------------    ------------------
Total From Investment Operations               0.49       1.09       0.42      0.40       0.42       1.04
                                            ------------------    -----------------    ------------------
Less Distributions:
Dividends (from net investment income)        (0.52)     (0.39)     (0.45)    (0.15)     (0.45)     (0.34)
Dividends (in excess of net investment
    income)                                   (0.02)      0.00      (0.02)     0.00      (0.02)      0.00
Distributions (from capital gain)             (0.30)      0.00      (0.30)     0.00      (0.30)      0.00
                                            ------------------    -----------------    ------------------
Total Distributions                           (0.84)     (0.39)     (0.77)    (0.15)     (0.77)     (0.34)
                                            ------------------    -----------------    ------------------
Net Asset Value, End of Period               $10.35     $10.70     $10.38    $10.73     $10.35     $10.70
                                            ==================    =================    ==================
Total Return (without sales charge)           4.76%      11.1%      3.98%      3.8%      3.99%      10.5%

Ratios/Supplemental Data
Net Assets, End of Period (in 000s)         $67,698    $37,714    $51,070    $8,805   $102,303    $45,631
Ratio of Expenses to Average Net
    Assets                                    1.08%       1.2%*     1.83%      2.0%*     1.83%       2.0%*
Ratio of Net Investment Income to
    Average Net Assets                        5.00%       5.1%*     4.25%      4.2%*     4.25%       4.3%*
Portfolio Turnover Rate                     567.11%      98.0%    567.11%     98.0%    567.11%      98.0%

*Annualized


                              1996 Annual Report See accompanying notes/63

Financial Highlights Selected Per Share Data for the Year or Period Ended:
--------------------------------------------------------------------------------


Tax Exempt Fund               Class A                                                  Class B
                             ------------------------------------------------------   -----------
                              9/30/96    9/30/95    9/30/94      9/30/93    9/30/92    9/30/96
                             ------------------------------------------------------   -----------
Net Asset Value, Beginning
 of Period                     $11.83     $11.21     $12.74       $11.94     $11.53     $11.84
                             ------------------------------------------------------   -----------
Income From Investment
 Operations:
Net Investment Income            0.62       0.57       0.56         0.61       0.65       0.53
Net Gains or Losses on
 Securities
(both realized and
 unrealized)                    (0.01)      0.63      (1.31)        1.02       0.42       0.00
Total From Investment
 Operations                      0.61       1.20      (0.75)        1.63       1.07       0.53
Less Distributions:
Dividends (from net
 investment income)             (0.52)     (0.58)     (0.58)       (0.64)     (0.66)     (0.44)
Dividends (in excess of
 net investment
income)                         (0.05)      0.00       0.00         0.00       0.00      (0.04)
Distributions (from
 capital gain)                   0.00       0.00      (0.20)       (0.19)      0.00       0.00
                             ------------------------------------------------------   ----------
Total Distributions             (0.57)     (0.58)     (0.78)       (0.83)     (0.66)     (0.48)
                             ------------------------------------------------------   ----------
Net Asset Value, End of
 Period                        $11.87     $11.83     $11.21       $12.74     $11.94     $11.89
                             ======================================================   ==========
Total Return (without
 sales charge)                   5.22%      11.0%     (6.1)%        14.2%       9.5%      4.54%
Ratios / Supplemental Data
Net Assets, End of Period
 (in 000s)                     $5,864     $2,701     $2,726       $2,852     $2,295     $2,258
Ratio of Expenses to
 Average Net
Assets                           1.07%       1.1%       1.1%         1.1%       1.1%      1.82%

Ratio of Net Investment
 Income to
Average Net Assets               5.12%       5.0%       4.7%         5.0%       5.6%      4.37%
Portfolio Turnover Rate         49.33%      35.0%      63.2%        55.9%     107.4%     49.33%
 *Annualized

Tax Exempt Fund              Class B     Class C
                             --------   ----------------------------------------------------
                             5/30/95-
                              9/30/95    9/30/96    9/30/95    9/30/94    9/30/93    9/30/92
                             ---------  ----------------------------------------------------
Net Asset Value, Beginning
 of Period                     $11.90     $11.82     $11.21     $12.73     $11.94     $11.53
                             ---------  ----------------------------------------------------
Income From Investment
 Operations:
Net Investment Income            0.16       0.52       0.48       0.47       0.52       0.58
Net Gains or Losses on
 Securities
(both realized and
 unrealized)                    (0.07)      0.00       0.62      (1.30)      1.01       0.41
                             ---------  ----------------------------------------------------
Total From Investment
 Operations                      0.09       0.52       1.10      (0.83)      1.53       0.99
                             ---------  ----------------------------------------------------
Less Distributions:
Dividends (from net
 investment income)             (0.15)     (0.44)     (0.49)     (0.49)     (0.55)     (0.58)
Dividends (in excess of
 net investment
 income)                         0.00      (0.04)      0.00       0.00       0.00       0.00
Distributions (from
 capital gain)                   0.00       0.00       0.00      (0.20)     (0.19)      0.00
                            ----------  ----------------------------------------------------
Total Distributions             (0.15)     (0.48)     (0.49)     (0.69)     (0.74)     (0.58)
                            ----------  ----------------------------------------------------
Net Asset Value, End of
 Period                        $11.84     $11.86     $11.82     $11.21     $12.73     $11.94
                            ==========  ====================================================
Total Return (without
 sales charge)                    0.8%      4.46%      10.1%     (6.7)%      13.3%       8.8%

Ratios / Supplemental Data
Net Assets, End of Period
 (in 000s)                       $288    $47,082    $54,224    $68,214    $81,475    $52,113
Ratio of Expenses to
 Average Net
 Assets                           1.9%*     1.82%       1.8%       1.8%       1.8%       1.8%
Ratio of Net Investment
 Income to
Average Net Assets                4.0%*     4.37%       4.3%       4.0%       4.2%       4.9%
Portfolio Turnover Rate          35.0%     49.33%      35.0%      63.2%      55.9%     107.4%
 *Annualized


U.S. GOVERNMENT FUND
                               Class A                                                  Class B
                               ------------------------------------------------------   -------------------
                                                                                                   6/2/95-
                                9/30/96    9/30/95    9/30/94      9/30/93    9/30/92    9/30/96   9/30/95
                               ------------------------------------------------------   -------------------
Net Asset Value, Beginning
 of Period                      $9.16      $8.68      $9.71        $9.61      $9.46      $9.15      $9.17
                               ------------------------------------------------------   -------------------
Income From Investment Operations:
Net Investment Income            0.55       0.58       0.60         0.65       0.75       0.50       0.16
Net Gains or Losses on
 Securities
(both realized and
 unrealized)                    (0.20)      0.47      (1.03)        0.10       0.19      (0.21)     (0.02)
                               ------------------------------------------------------   -------------------
Total From Investment
 Operations                      0.35       1.05      (0.43)        0.75       0.94       0.29       0.14
                               ------------------------------------------------------   -------------------
Less Distributions:
Dividends (from net
 investment income)             (0.56)     (0.57)     (0.60)       (0.65)     (0.79)     (0.49)     (0.16)
Dividends (in excess of
 net investment
 income)                        (0.01)      0.00       0.00         0.00       0.00      (0.01)      0.00
                               ------------------------------------------------------   -------------------
Total Distributions             (0.57)     (0.57)     (0.60)       (0.65)     (0.79)     (0.50)     (0.16)
                               ------------------------------------------------------   -------------------
Net Asset Value, End of
 Period                         $8.94      $9.16      $8.68        $9.71      $9.61      $8.94      $9.15
                               ======================================================   ===================
Total Return (without
 sales charge)                   3.92%      12.6%     (4.6)%         8.2%      10.3%      3.24%       1.6%

Ratios / Supplemental Data
Net Assets, End of Period
 (in 000s)                   $ 14,173   $ 16,248   $ 15,250     $ 19,939   $ 15,224   $  5,795   $  1,671
Ratio of Expenses to
 Average Net
 Assets                          1.07%       1.0%       1.0%         1.0%       1.0%      1.82%     1.8%*
Ratio of Net Investment
 Income to
 Average Net Assets              6.10%       6.5%       6.5%         6.8%       7.8%      5.35%     5.6%*
Portfolio Turnover Rate        192.62%     115.0%     121.0%       199.7%     156.4%    192.62%     115.0%

 *Annualized


U.S. Government Fund                     Class C
                                         -------------------------------------------------------

                                             9/30/96    9/30/95    9/30/94    9/30/93    9/30/92
                                         -------------------------------------------------------
Net Asset Value, Beginning of Period       $9.13      $8.65      $9.68      $9.58      $9.45
                                         -------------------------------------------------------
Income From Investment Operations:
Net Investment Income                       0.48       0.51       0.53       0.58       0.69
Net Gains or Losses on
 Securities
(both realized and
 unrealized)                               (0.20)      0.48      (1.03)      0.10       0.15
                                         -------------------------------------------------------
Total From Investment
 Operations                                 0.28       0.99      (0.50)      0.68       0.84
                                         -------------------------------------------------------
Less Distributions:
Dividends (from net
 investment income)                        (0.49)     (0.51)     (0.53)     (0.58)     (0.71)
Dividends (in excess of
 net investment
 income)                                   (0.01)      0.00       0.00       0.00       0.00
                                         -------------------------------------------------------
Total Distributions                        (0.50)     (0.51)     (0.53)     (0.58)     (0.71)
                                         -------------------------------------------------------
Net Asset Value, End of
 Period                                    $8.91      $9.13      $8.65      $9.68      $9.58
                                         =======================================================
Total Return (without
 sales charge)                              3.14%      11.8%     (5.3)%       7.4%       9.2%

Ratios / Supplemental Data
Net Assets, End of Period
 (in 000s)                              $239,266   $287,086   $365,044   $533,288   $531,310
Ratio of Expenses to
 Average Net
 Assets                                     1.82%       1.8%       1.7%       1.7%       1.8%
Ratio of Net Investment
 Income to
 Average Net Assets                         5.35%       5.8%       5.8%       6.1%       7.3%
Portfolio Turnover Rate                   192.62%     115.0%     121.0%     199.7%     156.4%

* ANNUALIZED

64 / PIMCO Advisors Funds See accompanying notes

Financial Highlights Selected Per Share Data for the Year or Period Ended:
--------------------------------------------------------------------------------


Short-Intermediate Fund                  Class A                                                   Class B
                                         -------------------------------------------------------   ---------------------
                                                                                                                5/22/95-
                                            9/30/96  9/30/95    9/30/94       9/30/93    9/30/92      9/30/96    9/30/95
                                         -------------------------------------------------------   ---------------------
Net Asset Value, Beginning of Period          $9.62    $9.37      $9.81         $9.96     $10.03        $9.62      $9.49
                                         -------------------------------------------------------   ---------------------
Income From Investment Operations:
Net Investment Income                          0.51     0.59       0.47          0.48       0.60(/1/)    0.48       0.18
Net Gains or Losses on Securities
    (both realized and unrealized)             0.17     0.25      (0.43)        (0.15)     (0.04)        0.14       0.13
                                         -------------------------------------------------------   ---------------------
Total From Investment Operations               0.68     0.84       0.04          0.33       0.56         0.62       0.31
                                         -------------------------------------------------------   ---------------------
Less Distributions:
Dividends (from net investment income)        (0.53)   (0.59)     (0.48)        (0.48)     (0.62)       (0.46)     (0.18)
Distributions (from capital gain)              0.00     0.00       0.00          0.00      (0.01)        0.00       0.00
                                         -------------------------------------------------------   ---------------------
Total Distributions                           (0.53)   (0.59)     (0.48)        (0.48)     (0.63)       (0.46)     (0.18)
                                         -------------------------------------------------------   ---------------------
Net Asset Value, End of Period                $9.77    $9.62      $9.37         $9.81      $9.96        $9.78      $9.62
                                         =======================================================   =====================
Total Return (without sales charge)           7.26%     9.3%       0.4%          3.4%       5.8%        6.56%       3.3%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)         $50,614   $6,343     $4,913        $7,169    $13,535       $3,712       $941
Ratio of Expenses to Average Net
    Assets                                    1.00%     1.0%       0.9%          1.0%       0.9%        1.75%      1.7%*
Ratio of Net Investment Income to
    Average Net Assets                        5.71%     6.3%       4.9%          4.9%       6.0%        4.96%      5.4%*
Portfolio Turnover Rate                     175.35%   173.4%      86.2%        112.7%     132.8%      175.35%     173.4%

                                           Class C
                                           ---------------------------------------------------

                                            9/30/96   9/30/95    9/30/94    9/30/93    9/30/92
                                           ---------------------------------------------------
Net Asset Value, Beginning of Period          $9.60     $9.37      $9.82      $9.97     $10.03
                                           ---------------------------------------------------
Income From Investment Operations:
Net Investment Income                          0.49      0.54       0.42       0.44       0.55(/1/)
Net Gains or Losses on Securities
    (both realized and unrealized)             0.13      0.23      (0.44)     (0.16)     (0.03)
                                           ---------------------------------------------------
Total From Investment Operations               0.62      0.77      (0.02)      0.28       0.52
                                           ---------------------------------------------------
Less Distributions:
Dividends (from net investment income)        (0.48)    (0.54)     (0.43)     (0.43)     (0.57)
Distributions (from capital gain)              0.00      0.00       0.00       0.00      (0.01)
                                           ---------------------------------------------------
Total Distributions                           (0.48)    (0.54)     (0.43)     (0.43)     (0.58)
                                           ---------------------------------------------------
Net Asset Value, End of Period                $9.74     $9.60      $9.37      $9.82      $9.97
                                           ===================================================
Total Return (without sales charge)           6.62%      8.5%     (0.2)%       2.9%       5.4%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)         $67,520   $65,608    $88,909   $123,857   $135,655
Ratio of Expenses to Average Net
    Assets                                    1.50%      1.5%       1.4%       1.5%       1.3%
Ratio of Net Investment Income to
    Average Net Assets                        5.21%      5.7%       4.4%       4.4%       5.5%
Portfolio Turnover Rate                     175.35%    173.4%      86.2%     112.7%     132.8%

(1)Reflecting voluntary waiver of investment advisory fee of $138,110 (0.02 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
*Annualized


Money Market Fund                    Class A                                                          Class B
                                     ------------------------------------------------------------     ----------------------
                                                                                                                   7/17/95-
                                       9/30/96     9/30/95      9/30/94      9/30/93      9/30/92     9/30/96        9/30/95
                                     ------------------------------------------------------------     -----------------------
Net Asset Value, Beginning of Period     $1.00       $1.00        $1.00        $1.00       $1.00         $1.00          $1.00
                                     ------------------------------------------------------------     -----------------------
Income From Investment Operations:
Net Investment Income                     0.05(/5/)   0.05(/4/)    0.03(/3/)    0.03(/2/)   0.03(/1/)     0.04(/5/)      0.01
Less Distributions:
Dividends (from net investment income)   (0.05)      (0.05)       (0.03)       (0.03)      (0.03)        (0.04)         (0.01)
                                     ------------------------------------------------------------      ----------------------
Net Asset Value, End of Period           $1.00       $1.00        $1.00        $1.00       $1.00         $1.00          $1.00
                                     ===========================================================       ======================
Total Return (without sales charge)      5.27%        5.4%         3.0%         2.5%        3.2%         4.36%           0.7%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)    $23,399    $13,553       $12,933       $3,729        $655       $1,224             $21
Ratio of Expenses to Average Net
    Assets:
      With Waiver                        0.45%       0.5%          0.8%         0.8%        0.9%        1.35%           1.5%*
      Without Waiver                     0.85%                                                          1.75%
Ratio of Net Investment Income to
    Average Net Assets:
      With Waiver                        5.13%       5.4%          3.4%         2.5%        3.2%        4.23%           4.8%*
      Without Waiver                     4.73%                                                          3.83%

Money Market Fund                     Class C
                                      ----------------------------------------------------------

                                       9/30/96    9/30/95       9/30/94      9/30/93     9/30/92
                                      ----------------------------------------------------------
Net Asset Value, Beginning of Period    $1.00       $1.00         $1.00        $1.00       $1.00
                                      ----------------------------------------------------------
Income From Investment Operations:
Net Investment Income                    0.05(5)     0.05(4)       0.03(3)      0.03(2)     0.03(1)
Less Distributions:
Dividends (from net investment income)  (0.05)      (0.05)        (0.03)       (0.03)      (0.03)
                                      ----------------------------------------------------------
Net Asset Value, End of Period          $1.00       $1.00         $1.00        $1.00       $1.00
                                      ==========================================================
Total Return (without sales charge)     5.28%        5.4%          3.0%         2.5%        3.4%

Ratios / Supplemental Data
Net Assets, End of Period (in 000s)   $75,694     $69,364       $84,064      $44,657     $50,761
Ratio of Expenses to Average Net
    Assets:
       With Waiver                      0.45%        0.5%          0.8%         0.8%        1.0%
       Without Waiver                   0.85%
Ratio of Net Investment Income to
    Average Net Assets:
       With Waiver                      5.13%        5.4%          3.2%         2.5%        3.4%
       Without Waiver                   4.73%

(1) Reflecting voluntary waiver of investment advisory fee of $31,042 (0.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
(2) Reflecting voluntary waiver of investment advisory fee of $160,471 (0.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
(3) Reflecting voluntary waiver of investment advisory fee of $142,336 (0.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
(4) Reflecting voluntary waiver of investment advisory fee of $23,048 (0.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
(5) Reflecting voluntary waiver of investment advisory fee of $356,930 (0.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
*Annualized


                                   1996 Annual Report See accompanying notes/65

Statement of Assets and Liabilities

====================================================================================================================================
Amounts in thousands, except per share amounts                          Equity Income       Value     Growth         Target
                                                                        Fund                Fund      Fund           Fund
                                                                        --------------      --------  ----------     ----------
Assets
Securities owned, at value (Note 2a)                                          $266,916       $59,375    $1,666,094    $1,204,809
Foreign currency holdings, at value (Note 2b)                                        0             0             0             0
Forward foreign currency contracts purchased, at value (Notes 2e and 7)              0             0             0             0
Cash                                                                             2,182         3,010             0             0
Dividends receivable                                                               321           155           547           150
Interest receivable                                                                302            11             0             0
Variation margin receivable                                                          0             0             0             0
Receivable for investments and foreign currencies sold                           6,212             0         4,112         1,495
Receivable for Fund shares sold                                                  1,031           387         1,479         2,131
Receivable for forward foreign currency contracts sold (Notes 2e and 7)              0             0             0             0
Other assets                                                                         5            38            57            35
                                                                        --------------------------------------------------------
   Total assets                                                                276,969        62,976     1,672,289     1,208,620
                                                                        --------------------------------------------------------
Liabilities
Payable for investments and foreign currencies purchased                         9,661           720        23,408        19,938
Securities sold forward, at value (Note 2m)                                          0             0             0             0
Variation margin payable                                                             0             0             0             0
Payable for forward foreign currency contracts purchased (Notes 2e and 7)            0             0             0             0
Payable for Fund shares redeemed                                                   371            89         6,530         4,926
Payable to custodian                                                                 0             0           431           769
Dividends payable                                                                    6             0            11             7
Outstanding written options, at value (Notes 2c and 6)                               0             0           210             0
Forward foreign currency contracts sold, at value (Notes 2e and 7)                   0             0             0             0
Accrued expenses:
   Investment advisory fee                                                         155            34           854           660
   Distribution fee                                                                145            32           885           605
   Servicing fee                                                                    52            12           325           232
   Other                                                                           196            45         1,060           657
                                                                        --------------------------------------------------------
   Total liabilities                                                            10,586           932        33,714        27,794
                                                                        --------------------------------------------------------
Net Assets                                                                    $266,383       $62,044    $1,638,575    $1,180,826
                                                                        ========================================================
Composition of Net Assets
Capital                                                                       $204,649       $56,811    $1,192,644    $  876,385
Undistributed (overdistributed) net investment income                           21,658         1,121         5,470             0
Accumulated undistributed net realized gain (loss)                              12,473           155       188,061       107,360
Net unrealized appreciation (depreciation)                                      27,603         3,957       252,400       197,081
                                                                        --------------------------------------------------------
   Total net assets                                                           $266,383       $62,044    $1,638,575    $1,180,826
                                                                        ========================================================
Calculation of Maximum Offering Price
Class A Shares/Net Assets                                                     $ 20,632       $ 9,148    $  151,103    $  156,027
Shares Outstanding                                                               1,283           746         5,686         9,120
Net asset value and redemption price per share ($/share)                      $  16.08       $ 12.27    $    26.58    $    17.11
Sales charge                                                                      0.94          0.71          1.55          1.00
                                                                        --------------------------------------------------------
Maximum offering price                                                        $  17.02       $ 12.98    $    28.13    $    18.11
                                                                        ========================================================

Class B Shares/Net Assets                                                     $ 15,693       $16,455    $   37,256    $   49,851
Shares Outstanding                                                                 974         1,342         1,463         3,007
Net asset value and offering price per share ($/share)                        $  16.12       $ 12.26    $    25.46    $    16.58
                                                                        --------------------------------------------------------
Redemption price per share                                                           *             *             *             *
                                                                        ========================================================
Class C Shares/Net Assets                                                     $230,058       $36,441    $1,450,216    $  974,948
Shares Outstanding                                                              14,336         2,973        56,968        58,811
Net asset value and offering price per share ($/share)                        $  16.05       $ 12.26    $    25.46    $    16.58
                                                                        --------------------------------------------------------
Redemption price per share                                                           *             *             *             *
                                                                        ========================================================
Cost of Investments Owned                                                     $239,313       $55,418    $1,413,666    $1,007,728
Proceeds from Investments Sold Forward                                               0             0             0             0
Cost of Foreign Currency Held                                                        0             0             0             0
Cost of Foreign Currency Contracts Held                                              0             0             0             0
Cost of Foreign Currency Contracts Sold                                              0             0             0             0
Premiums Received on Written Options                                                 0             0           181             0
Sales charge--% of offering price (Class A Shares)                               5.50%         5.50%         5.50%         5.50%
 *Varies by length of time shares are held (Note 3d)

----------------------------------------------------------------------------------------------------
                                                                        Discovery        Opportunity
                                                                        Fund             Fund
                                                                        --------------   -----------
Assets
Securities owned, at value (Note 2a)                                           $61,067      $938,361
Foreign currency holdings, at value (Note 2b)                                        0             0
Forward foreign currency contracts purchased, at value (Notes 2e and 7)              0             0
Cash                                                                             7,525             0
Dividends receivable                                                                37            36
Interest receivable                                                                 25             0
Variation margin receivable                                                          0             0
Receivable for investments and foreign currencies sold                           2,801        11,831
Receivable for Fund shares sold                                                    166           284
Receivable for forward foreign currency contracts sold (Notes 2e and 7)              0             0
Other assets                                                                        38            23
                                                                        ----------------------------
   Total assets                                                                 71,659       950,535
                                                                        ----------------------------
Liabilities
Payable for investments and foreign currencies purchased                         1,425         4,767
Securities sold forward, at value (Note 2m)                                          0             0
Variation margin payable                                                             0             0
Payable for forward foreign currency contracts purchased (Notes 2e and 7)            0             0
Payable for Fund shares redeemed                                                   272         7,249
Payable to custodian                                                                 0           265
Dividends payable                                                                    0             6
Outstanding written options, at value (Notes 2c and 6)                               0         1,432
Forward foreign currency contracts sold, at value (Notes 2e and 7)                   0             0
Accrued expenses:
   Investment advisory fee                                                          41           530
   Distribution fee                                                                 35           479
   Servicing fee                                                                    14           187
   Other                                                                            56           510
                                                                        ----------------------------
   Total liabilities                                                             1,843        15,425
                                                                        ----------------------------
Net Assets                                                                     $69,816      $935,110
                                                                        ============================
Composition of Net Assets
Capital                                                                        $62,448      $557,912
Undistributed (overdistributed) net investment income                                0             0
Accumulated undistributed net realized gain (loss)                              (5,020)      126,974
Net unrealized appreciation (depreciation)                                      12,388       250,224
                                                                        ----------------------------
   Total net assets                                                            $69,816      $935,110
                                                                        ============================
Calculation of Maximum Offering Price
Class A Shares/Net Assets                                                      $10,979      $134,860
Shares Outstanding                                                                 922         3,610
Net asset value and redemption price per share ($/share)                       $ 11.91      $  37.36
Sales charge                                                                      0.69          2.17
                                                                        ----------------------------
Maximum offering price                                                         $ 12.60      $  39.53
                                                                        ============================
Class B Shares/Net Assets                                                      $20,993
Shares Outstanding                                                               1,780
Net asset value and offering price per share ($/share)                         $ 11.79
                                                                        ----------------------------
Redemption price per share                                                           *
                                                                        ============================
Class C Shares/Net Assets                                                      $37,844      $800,250
Shares Outstanding                                                               3,209        22,619
Net asset value and offering price per share ($/share)                         $ 11.79      $  35.38
                                                                        ----------------------------
Redemption price per share                                                           *             *
                                                                        ============================
Cost of Investments Owned                                                      $48,677      $688,340
Proceeds from Investments Sold Forward                                               0             0
Cost of Foreign Currency Held                                                        0             0
Cost of Foreign Currency Contracts Held                                              0             0
Cost of Foreign Currency Contracts Sold                                              0             0
Premiums Received on Written Options                                                 0         1,636
Sales charge--% of offering price (Class A Shares)                               5.50%         5.50%
 *Varies by length of time shares are held (Note 3d)

66/PIMCO Advisors Funds See accompanying notes

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Innovation   International  Precious      Global Income
                                                                            Fund         Fund           Metals Fund   Fund
                                                                            ----------   -------------  -----------   -------------
Assets

Securities owned, at value (Note 2a)                                          $222,050     $213,664     $ 46,515       $31,998
Foreign currency holdings, at value (Note 2b)                                        0        2,652            0            75
Forward foreign currency contracts purchased, at value (Notes 2e and 7)              0       25,633            0         4,635
Cash                                                                             2,689        2,003          121         1,136
Dividends receivable                                                                14          783           59             0
Interest receivable                                                                  0          218            0           558
Variation margin receivable                                                          0            3            0             0
Receivable for investments and foreign currencies sold                           2,570       13,123          863        15,127
Receivable for Fund shares sold                                                  2,739        1,534           50            77
Receivable for forward foreign currency contracts sold (Notes 2e and 7)              0       22,491            0         7,584
Other assets                                                                        35           12            2            44
                                                                            --------------------------------------------------
   Total assets                                                                230,097      282,116       47,610        61,234
                                                                            --------------------------------------------------
Liabilities
Payable for investments and foreign currencies purchased                         7,178        2,732          857        22,564
Securities sold forward, at value (Note 2m)                                          0            0            0        12,269
Variation margin payable                                                             0            0            0            10
Payable for forward foreign currency contracts purchased (Notes 2e and 7)            0       26,044            0         4,676
Payable for Fund shares redeemed                                                   912          755          534            12
Payable to custodian                                                                 0            0            0             0
Dividends payable                                                                    0            6            2            52
Outstanding written options, at value (Notes 2c and 6)                               0            0            0             0
Forward foreign currency contracts sold, at value (Notes 2e and 7)                   0       22,485            0         7,452
Accrued expenses:

   Investment advisory fee                                                         124          150           31             8
   Distribution fee                                                                 95          128           26             4
   Servicing fee                                                                    40           47           10             3
   Other                                                                           151          276           78           125
                                                                            --------------------------------------------------
   Total liabilities                                                             8,500       52,623        1,538        47,175
                                                                            --------------------------------------------------
Net Assets                                                                    $221,597     $229,493     $ 46,072       $14,059
                                                                            ==================================================
Composition of Net Assets

Capital                                                                       $175,301     $211,834     $ 42,451       $13,181
Undistributed (overdistributed) net investment income                                0         (407)           0           589
Accumulated undistributed net realized gain (loss)                               2,096        5,696         (401)          (47)
Net unrealized appreciation (depreciation)                                      44,200       12,370        4,022           336
                                                                            --------------------------------------------------
   Total net assets                                                           $221,597     $229,493     $ 46,072       $14,059
                                                                            ==================================================
Calculation of Maximum Offering Price

Class A Shares/Net Assets                                                     $ 50,067     $ 20,056     $  6,245       $ 7,360
Shares Outstanding                                                               2,900        1,539          515           672
Net asset value and redemption price per share ($/share)                      $  17.26     $  13.03     $  12.12       $ 10.96
Sales charge                                                                      1.00         0.76         0.71          0.55
                                                                            --------------------------------------------------
Maximum offering price                                                        $  18.26     $  13.79     $  12.83       $ 11.51
                                                                            ==================================================
Class B Shares/Net Assets                                                     $ 33,778     $  5,893     $  2,218       $ 3,240
Shares Outstanding                                                               1,982          472          191           295
Net asset value and offering price per share ($/share)                        $  17.04     $  12.48     $  11.62       $ 10.96
                                                                            --------------------------------------------------
Redemption price per share                                                           *            *            *             *
                                                                            ==================================================
Class C Shares/Net Assets                                                     $137,752     $203,544     $ 37,609       $ 3,459
Shares Outstanding                                                               8,086       16,320        3,237           316
Net asset value and offering price per share ($/share)                        $  17.04     $  12.47     $  11.62       $ 10.96
                                                                            --------------------------------------------------
Redemption price per share                                                           *            *            *             *
                                                                            ==================================================
Cost of Investments Owned                                                     $177,850     $200,893     $ 42,493       $31,965
Proceeds from Investments Sold Forward                                               0            0            0        12,325
Cost of Foreign Currency Held                                                        0        2,644            0            75
Cost of Foreign Currency Contracts Held                                              0       26,044            0         4,676
Cost of Foreign Currency Contracts Sold                                              0       22,491            0         7,584
Premiums Received on Written Options                                                 0            0            0             0
Sales charge--% of offering price (Class A Shares)                                5.50%        5.50%        5.50%         4.75%
 *Varies by length of time shares are held (Note 3d)

---------------------------------------------------------------------------------------------------------------------------------
                                                                             High Income   Total Return   Tax Exempt   U.S. Govt.
                                                                             Fund          Fund           Fund         Fund
                                                                             -----------   ------------   ----------   ----------
Assets

Securities owned, at value (Note 2a)                                          $ 251,874      $286,364      $54,521      $298,478
Foreign currency holdings, at value (Note 2b)                                         0            41            0             0
Forward foreign currency contracts purchased, at value (Notes 2e and 7)               0         7,401            0             0
Cash                                                                              3,750         4,253            0         2,276
Dividends receivable                                                                150             0            0             0
Interest receivable                                                               5,081         1,576          928         1,639
Variation margin receivable                                                           0             0            0             0
Receivable for investments and foreign currencies sold                            1,645        26,866            0         7,382
Receivable for Fund shares sold                                                   1,566         1,246           52           100
Receivable for forward foreign currency contracts sold (Notes 2e and 7)               0        10,018            0             0
Other assets                                                                         25            36            5            41
                                                                             ---------------------------------------------------
   Total assets                                                                 264,091       337,801       55,506       309,916
                                                                             ---------------------------------------------------
Liabilities
Payable for investments and foreign currencies purchased                          1,969        98,048            0        48,026
Securities sold forward, at value (Note 2m)                                           0             0            0             0
Variation margin payable                                                              0           322            0            89
Payable for forward foreign currency contracts purchased (Notes 2e and 7)             0         7,477            0             0
Payable for Fund shares redeemed                                                    506           611           51         1,775
Payable to custodian                                                                  0             0           74             0
Dividends payable                                                                 2,724           128           37           283
Outstanding written options, at value (Notes 2c and 6)                                0           143            0             0
Forward foreign currency contracts sold, at value (Notes 2e and 7)                    0         9,606            0             0
Accrued expenses:

   Investment advisory fee                                                          124           106           26           127
   Distribution fee                                                                 139            92           30           151
   Servicing fee                                                                     52            44           11            53
   Other                                                                            254           153           73           178
                                                                             ---------------------------------------------------
   Total liabilities                                                              5,768       116,730          302        50,682
                                                                             ---------------------------------------------------
Net Assets                                                                    $ 258,323      $221,071      $55,204      $259,234
                                                                             ===================================================

Composition of Net Assets

Capital                                                                       $ 361,296      $223,217      $53,018      $310,690
Undistributed (overdistributed) net investment income                               467          (579)         231            93
Accumulated undistributed net realized gain (loss)                             (111,473)       (4,880)      (1,064)      (55,146)
Net unrealized appreciation (depreciation)                                        8,033         3,313        3,019         3,597
                                                                             ---------------------------------------------------
   Total net assets                                                           $ 258,323      $221,071      $55,204      $259,234
Calculation of Maximum Offering Price                                        ===================================================
Class A Shares/Net Assets                                                     $  25,350      $ 67,698      $ 5,864      $ 14,173
Shares Outstanding                                                                3,130         6,542          494         1,585
Net asset value and redemption price per share ($/share)                      $    8.10      $  10.35      $ 11.87      $   8.94
Sales charge                                                                       0.40          0.52         0.59          0.45
                                                                             ---------------------------------------------------
Maximum offering price                                                        $    8.50      $  10.87      $ 12.46      $   9.39
                                                                             ===================================================
Class B Shares/Net Assets                                                     $  38,928      $ 51,070      $ 2,258      $  5,795
Shares Outstanding                                                                4,815         4,920          190           649
Net asset value and offering price per share ($/share)                        $    8.09      $  10.38      $ 11.89      $   8.94
                                                                             ---------------------------------------------------
Redemption price per share                                                            *             *            *             *
                                                                             ===================================================
Class C Shares/Net Assets                                                     $ 194,045      $102,303      $47,082      $239,266
Shares Outstanding                                                               24,155         9,889        3,971        26,866
Net asset value and offering price per share ($/share)                           $ 8.03      $  10.35      $ 11.86      $   8.91
                                                                             ---------------------------------------------------
Redemption price per share                                                            *             *            *             *
                                                                             ===================================================
Cost of Investments Owned                                                     $ 243,841      $284,052      $51,502      $294,999
Proceeds from Investments Sold Forward                                                0             0            0             0
Cost of Foreign Currency Held                                                         0            42            0             0
Cost of Foreign Currency Contracts Held                                               0         7,477            0             0
Cost of Foreign Currency Contracts Sold                                               0        10,018            0             0
Premiums Received on Written Options                                                  0           156            0             0
Sales charge--% of offering price (Class A Shares)                                 4.75%        4.75%        4.75%         4.75%
 *Varies by length of time shares are held (Note 3d)

----------------------------------------------------------------------------------------------------------
                                                                                 Short-Int.   Money Market
                                                                                 Fund         Fund
                                                                                 ----------   ------------
Assets

Securities owned, at value (Note 2a)                                             $127,298     $ 88,493
Foreign currency holdings, at value (Note 2b)                                           0            0
Forward foreign currency contracts purchased, at value (Notes 2e and 7)             6,424            0
Cash                                                                                2,342          552
Dividends receivable                                                                    0            0
Interest receivable                                                                 1,418            0
Variation margin receivable                                                             0            0
Receivable for investments and foreign currencies sold                              2,899            0
Receivable for Fund shares sold                                                       665       13,083
Receivable for forward foreign currency contracts sold (Notes 2e and 7)             6,473            0
Other assets                                                                            0            6
                                                                                 ---------------------
   Total assets                                                                   147,519      102,134
                                                                                 ---------------------
Liabilities
Payable for investments and foreign currencies purchased                           12,096            0
Securities sold forward, at value (Note 2m)                                             0            0
Variation margin payable                                                                0            0
Payable for forward foreign currency contracts purchased (Notes 2e and 7)           6,487            0
Payable for Fund shares redeemed                                                      248        1,631
Payable to custodian                                                                    0            0
Dividends payable                                                                      35           58
Outstanding written options, at value (Notes 2c and 6)                                 20            0
Forward foreign currency contracts sold, at value (Notes 2e and 7)                  6,321            0
Accrued expenses:

   Investment advisory fee                                                             49            7
   Distribution fee                                                                    29            1
   Servicing fee                                                                       25            7
   Other                                                                              363          113
                                                                                 ---------------------
   Total liabilities                                                               25,673        1,817
                                                                                 ---------------------
Net Assets                                                                       $121,846     $100,317
                                                                                 =====================
Composition of Net Assets

Capital                                                                          $127,576     $100,317
Undistributed (overdistributed) net investment income                                 331            0
Accumulated undistributed net realized gain (loss)                                 (5,770)           0
Net unrealized appreciation (depreciation)                                           (291)           0
                                                                                 ---------------------
                                                  Total net assets               $121,846     $100,317
                                                                                 =====================
Calculation of Maximum Offering Price

Class A Shares/Net Assets                                                        $ 50,614     $ 23,399
Shares Outstanding                                                                  5,178       23,399
Net asset value and redemption price per share ($/share)                           $ 9.77       $ 1.00
Sales charge                                                                         0.30           --
                                                                                 ---------------------
Maximum offering price                                                            $ 10.07       $ 1.00
                                                                                 =====================
Class B Shares/Net Assets                                                         $ 3,712      $ 1,224
Shares Outstanding                                                                    380        1,224
Net asset value and offering price per share ($/share)                             $ 9.78       $ 1.00
                                                                                 ---------------------
Redemption price per share                                                              *            *
                                                                                 =====================
Class C Shares/Net Assets                                                        $ 67,520     $ 75,694
Shares Outstanding                                                                  6,929       75,694
Net asset value and offering price per share ($/share)                           $   9.74     $   1.00
                                                                                 ---------------------
Redemption price per share                                                              *            *
                                                                                 =====================
Cost of Investments Owned                                                        $127,705     $ 88,493
Proceeds from Investments Sold Forward                                                  0            0
Cost of Foreign Currency Held                                                           0            0
Cost of Foreign Currency Contracts Held                                             6,487            0
Cost of Foreign Currency Contracts Sold                                             6,473            0
Premiums Received on Written Options                                                   49            0
Sales charge--% of offering price (Class A Shares)                                  3.00%          N/A
 *Varies by length of time shares are held (Note 3d)

                                         Annual Report See accompanying notes/67


Statement of Operations
------------------------------------------------------------------------------------------------------------------------------------
Amounts in thousands              Equity Income     Value           Growth          Target          Discovery       Opportunity
                                  Fund              Fund            Fund            Fund            Fund            Fund
                                  -------------     ------------    -----------     ------------    -------------   ------------

Investment Income
Interest                                $ 1,979           $  119       $  7,085         $  5,456          $   261      $   6,007
Dividends, net of foreign taxes           4,236            1,267         13,480            3,147              683          1,022
                                  --------------------------------------------------------------------------------------------------
   Total investment income                6,215            1,386         20,565            8,603              944          7,029
                                  --------------------------------------------------------------------------------------------------

Expenses
Investment advisory fee (Note 3a)         1,628              274          9,988            7,296              434          6,184
Distribution fee (Class B)(Note 3b)          47               81            159              181              125              0
Distribution fee (Class C)(Note 3b)       1,474              164         10,195            6,513              237          5,592
Servicing fee (Class A)(Note 3b)             39               16            352              339               24            309
Servicing fee (Class B)(Note 3b)             16               27             53               60               42              0
Servicing fee (Class C)(Note 3b)            491               55          3,398            2,171               79          1,864
Transfer agent and custody fees             332               79          1,772            1,289              123            703
Professional fees                            25               14            283              195               22            165
Trustees' fees and expenses (Note 3c)        25                4            215              147                5            124
Shareholder reports and notices             106               12            479              365               23            232
Amortization of organization costs            0               10              0                0               10              0
Miscellaneous                                59               30            375              234               46            218
                                  --------------------------------------------------------------------------------------------------
   Total expenses                         4,242              766         27,269           18,790            1,170         15,391
                                  --------------------------------------------------------------------------------------------------
   Fee waivers (Note 3a)                      0                0              0                0                0              0
                                  --------------------------------------------------------------------------------------------------
   Net expenses                           4,242              766         27,269           18,790            1,170         15,391
                                  --------------------------------------------------------------------------------------------------
   Net investment income (loss)           1,973              620         (6,704)         (10,187)            (226)        (8,362)
                                  --------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments

Net realized gain (loss) on security
   and foreign currency transactions     37,253            1,293        212,828          111,088           (4,506)       132,507
Net realized gain (loss) on forward
   foreign currency transactions              0                0              0                0                0              0
Net realized gain (loss) on options
   written                                  216                0          3,343              430                0         (4,748)
Net realized gain (loss) on futures
   transactions                               0                0              0                0                0              0
Net unrealized appreciation
   (depreciation) on securities           3,195            3,472          8,461           51,973           10,733         26,370
Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities denominated in
   foreign currencies                         0                0              0                0                0               0
Net unrealized appreciation
   (depreciation) on written options          0                0            137             (102)               0            (869)
Net unrealized appreciation
   (depreciation) on futures contracts        0                0              0                0                0               0
Net unrealized appreciation
   (depreciation) on forward foreign
   currency contracts                         0                0              0                0                0               0
                                  --------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on ionvestments                40,664            4,765        224,769          163,389            6,227         153,260
                                  --------------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations            $42,637           $5,385       $218,065         $153,202           $6,001        $144,898
                                  ==================================================================================================
Foreign taxes included in
   Dividend Income                      $     0           $    5       $     26         $     51           $    1        $      0


68/PIMCO Advisors Funds See accompanying notes


                                                                                               For the year ended September 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
  Innovation  International  Precious     Global Income  High Income  Total Return  Tax Exempt  U.S. Govt.  Short-Int.  Money Market
  Fund        Fund           Metals Fund  Fund           Fund         Income Fund   Fund        Fund        Fund        Fund
  ----------  -------------  -----------  -------------  -----------  ------------  ----------  ----------  ----------  ------------
    $   855        $   503       $  147        $  596        $19,729      $ 9,804      $3,439      $20,448      $6,691      $4,981
        141          3,864          663             0            791            0           0            0           0           0
------------------------------------------------------------------------------------------------------------------------------------
        996          4,367          810           596         20,520        9,804       3,439       20,448       6,691       4,981
------------------------------------------------------------------------------------------------------------------------------------


      1,064          1,873          398            74          1,269          965         333        1,679         496         446
        125            282           11            11            138          229          11           26          16           4
        675          1,324          323            12          1,316          581         375        1,994         331           0
         88             42           21            12             44          132          10           31          78          19
         42              8            4             4             46           76           4            9           5           1
        225            535          108             4            439          195         125          675         166          69
        249            562           96            15            282          160          57          318         116         121
         21             52           16             7             51           26          13           53          24          15
         14             27            4             1             27           13           6           66          14           9
         40            123           21             3             87           44          22          129          31          32
         10              0            0             7              0           10           0            0          10           0
         98             73           30            27             67          119          24           87          54          43
------------------------------------------------------------------------------------------------------------------------------------
      2,651          4,901        1,032           177          3,766        2,550         980        5,067       1,341         759
------------------------------------------------------------------------------------------------------------------------------------
          0              0            0           (20)             0            0           0            0           0        (357)
------------------------------------------------------------------------------------------------------------------------------------
      2,651          4,901        1,032           157          3,766        2,550         980        5,067       1,341         402
------------------------------------------------------------------------------------------------------------------------------------
     (1,655)          (534)        (222)          439         16,754        7,254       2,459       15,381       5,350       4,579
------------------------------------------------------------------------------------------------------------------------------------



      2,919          9,016          147           341          3,987       (5,489)         (8)        (867)        346           0
          0            263            0           215              0          110           0            0         123           0
        418              0            0            13              7          131           0          105         123           0
          0            442            0           (58)             0          884           0         (821)        130           0
     27,654          6,221          272            90            249        1,596          28       (4,652)        105           0

          0            (54)           0            97              0            0           0            0          (2)          0
          0              0            0             0              0           10           0          (93)        (33)          0
          0            (13)           0            58              0          510           0          (79)        (17)          0

          0         (1,434)           0            91              0          460           0            0         122           0
------------------------------------------------------------------------------------------------------------------------------------
     30,991         14,441          419           847          4,243       (1,788)         20       (6,407)        897           0
------------------------------------------------------------------------------------------------------------------------------------

    $29,336        $13,907       $  197        $1,286        $20,997      $ 5,466      $2,479      $ 8,974      $6,247      $4,579
====================================================================================================================================
    $     6        $   538       $   57        $    0        $     0      $     0      $    0      $     0      $    0      $    0

                                       Annual Report See accompanying notes / 69



Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                Equity Income           Value                   Growth                  Target
                                    Fund                    Fund                    Fund                    Fund
                                    ---------------------   --------------------    ---------------------   --------------------
                                    Year       Year         Year      Period        Year        Year        Year         Year
                                    Ended      Ended        Ended     Ended         Ended       Ended       Ended        Ended
                                    9/30/96    9/30/95      9/30/96   9/30/95(a)    9/30/96     9/30/95     9/30/96     9/30/95

Operations
Net Investment income (loss)        $  1,973   $  3,960     $  620    $    45      $  (6,704)  $ (1,692)    $ (10,187) $  (5,836)
Net realized gain (loss)              37,469      7,701      1,293          1        216,171    160,296       111,518    109,769
Net unrealized appreciation
  (depreciation)                       3,195     13,911      3,472        485          8,598    105,773        51,871     76,561
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                           42,637     25,572      5,385        531       218,065    264,377       153,202    180,494
                                    ----------------------------------------------------------------------------------------------
*Undistributed net investment
 income included in price of
 shares sold and reacquired
 (note 2)                               (191)          0       (22)          0             0          0             0          0
                                    ----------------------------------------------------------------------------------------------
Distributions to shareholders
from net investment income
   Class A                              (240)      (344)      (137)       (12)             0          0             0          0
   Class B                               (58)        (6)      (157)       (12)             0          0             0          0
   Class C                            (1,676)    (3,191)      (325)       (22)             0          0             0          0
In excess of net investment
  income
   Class A                               (73)          0        (5)          0             0          0             0          0
   Class B                               (18)          0        (4)          0             0          0             0          0
   Class C                              (505)          0        (9)          0             0          0             0          0
From net realized gain on
  investments
   Class A                              (710)          0         0           0      (15,282)    (5,788)      (13,463)    (1,095)
   Class B                              (132)          0         0           0       (1,264)          0       (1,163)          0
   Class C                            (9,562)          0         0           0     (150,649)   (59,480)      (87,762)    (7,061)
In excess of net realized gain
  on investments
   Class A                                  0          0         0           0             0          0             0          0
   Class B                                  0          0         0           0             0          0             0          0
   Class C                                  0          0         0           0             0          0             0          0
Return of capital
   Class A                                  0          0         0          (3)            0          0             0          0
   Class B                                  0          0         0          (3)            0          0             0          0
   Class C                                  0          0         0          (5)            0          0             0          0
                                    ----------------------------------------------------------------------------------------------
Total distributions                  (12,974)    (3,541)     (637)         (57)    (167,195)   (65,268)     (102,388)    (8,156)
                                    ----------------------------------------------------------------------------------------------
Net equalization credits (debits)
  (Note 2i)                                 0      (108)         0          22             0          0             0          0
Net increase (decrease) from
  Fund share transactions
  (Note 5)                             47,711   (26,748)    44,186      12,614       155,063     40,837       220,187     90,917
Increase (decrease) in aggregate
  paid in capital for reversal of
  amounts previously allocated
  to undistributed net investment
  income (Note 2i)                        191          0        22           0             0          0             0          0
                                    ----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets  77,374     (4,825)   48,934      13,110       205,933    239,946       271,001    263,255
                                    ----------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                   189,009     193,834   13,110           0     1,432,642  1,192,696       909,825    646,570
                                    ----------------------------------------------------------------------------------------------
End of period*                       $266,383    $189,009  $62,044     $13,110    $1,638,575 $1,432,642    $1,180,826   $909,825
                                    ==============================================================================================
*Including undistributed
 (overdistributed)net investment
 income of:                          $ 21,658    $    570  $ 1,121     $    22    $    5,470 $        0    $        0   $      0

(a) From commencement on June 27, 1995.
(b) From commencement on December 22, 1994.



Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                Discovery               Opportunity             Innovation
                                    Fund                    Fund                    Fund
                                    ---------------------   --------------------    ---------------------
                                    Year       Period       Year      Year          Year        Period
                                    Ended      Ended        Ended     Ended         Ended       Ended
                                    9/30/96    9/30/95(a)   9/30/96   9/30/95       9/30/96     9/30/95(b)

Operations
Net Investment income (loss)        $  (226)   $   (23)     $  (8,362) $  (6,920)   $  (1,655)  $   (398)
Net realized gain (loss)             (4,506)      (514)       127,759    195,179        3,337      2,293
Net unrealized appreciation
  (depreciation)                     10,733      1,655         25,501     48,975       27,654     16,546
                                    ----------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                          6,001      1,118        144,898    237,234       29,336     18,441
                                    ----------------------------------------------------------------------
*Undistributed net investment
 income included in price of
 shares sold and reacquired
 (note 2i)                                0          0              0          0            0          0
                                    ----------------------------------------------------------------------
Distributions to shareholders
from net investment income
   Class A                                0          0              0          0            0          0
   Class B                                0          0              0          0            0          0
   Class C                                0          0              0          0            0          0
In excess of net investment
  income
   Class A                                0          0              0          0            0          0
   Class B                                0          0              0          0            0          0
   Class C                                0          0              0          0            0          0
From net realized gain on
  investments
   Class A                                0          0       (23,619)    (2,828)        (689)          0
   Class B                                0          0              0          0        (219)          0
   Class C                                0          0      (145,763)   (16,835)      (1,571)          0
In excess of net realized gain
  on investments
   Class A                                0          0              0          0            0          0
   Class B                                0          0              0          0            0          0
   Class C                                0          0              0          0            0          0
Return of capital
   Class A                                0          0              0          0            0          0
   Class B                                0          0              0          0            0          0
   Class C                                0          0              0          0            0          0
                                    ----------------------------------------------------------------------
Total distributions                       0          0      (169,382)   (19,663)      (2,479)          0
                                    ----------------------------------------------------------------------
Net equalization credits (debits)
  (Note 2i)                               0          0              0          0            0          0
Net increase (decrease) from
  Fund share transactions
  (Note 5)                           25,064     37,633        123,573   (30,272)       96,039     80,260
Increase (decrease) in aggregate
  paid in capital for reversal of
  amounts previously allocated
  to undistributed net investment
  income (Note 2i)                        0          0              0          0            0          0
                                    ----------------------------------------------------------------------
Net increase (decrease) in net assets 31,065    38,751         99,089    187,299      122,896     98,701
                                    ----------------------------------------------------------------------
Net Assets:
Beginning of period                   38,751         0        836,021    648,722       98,701          0
                                    ----------------------------------------------------------------------
End of period*                        69,816    38,751        935,110    836,021      221,597     98,701
                                    ======================================================================
*Including undistributed
 (overdistributed)net investment
 income of:                                0         0              0          0            0          0


(a) From commencement on June 27, 1995.
(b) From commencement on December 22, 1994.

70/ PIMCO Advisors Funds See accompanying notes



Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Amounts in thousands                 International           Precious                Global             High Income
                                     Fund                    Metals Fund             Income Fund        Fund
                                     ---------------------   --------------------    --------------     --------------------
                                     Year       Year         Year      Year                 Year        Year        Year
                                     Ended      Ended        Ended     Ended                Ended       Ended       Ended
                                     9/30/96    9/30/95      9/30/96   9/30/95              9/30/96     9/30/96     9/30/95
Operations
Net investment income (loss)         $   (534)  $   (336)   $  (222)  $    (38)            $    439     $  16,754  $  12,340
Net realized gain (loss)                9,721     (3,829)       147        815                  511         3,994    (50,397)
Net unrealized appreciation
  (depreciation)                        4,720    (12,902)       272    (10,774)                 336           249     57,888
                                     --------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                           13,907    (17,067)       197     (9,997)               1,286        20,997     19,831
                                     --------------------------------------------------------------------------------------------
*Undistributed net investment
 income included in price of
 shares sold and reacquired
 (Note 2i)                                  0          0          0          0                    0             0          0
                                     --------------------------------------------------------------------------------------------
Distributions to shareholders
From net investment income
   Class A                                  0          0          0          0                 (303)       (1,516)      (428)
   Class B                                  0          0          0          0                  (51)       (1,448)       (50)
   Class C                                  0          0          0          0                  (54)      (13,910)   (12,256)
In excess of net investment
  income
   Class A                                  0          0          0          0                    0             0          0
   Class B                                  0          0          0          0                    0             0          0
   Class C                                  0          0          0          0                    0             0          0
From net realized gain on
  investments
   Class A                                  0       (428)         0          0                    0             0          0
   Class B                                  0          0          0          0                    0             0          0
   Class C                                  0     (5,584)         0          0                    0             0          0
In excess of net realized gain
  on investments
   Class A                                  0          0          0          0                    0             0          0
   Class B                                  0          0          0          0                    0             0          0
   Class C                                  0          0          0          0                    0             0          0
Return of capital
   Class A                                  0          0          0          0                    0             0          0
   Class B                                  0          0          0          0                    0             0          0
   Class C                                  0          0          0          0                    0             0          0
                                     --------------------------------------------------------------------------------------------
Total distributions                         0     (6,012)         0          0                 (408)      (16,874)   (12,734)
                                     --------------------------------------------------------------------------------------------
Net equalization credits (debits)
  (Note 2i)                                 0          0          0          0                    0             0          0
Net increase (decrease) from
  Fund share transactions
  (Note 5)                            (18,217)   (60,899)    (4,387)   (13,795)              13,181        84,350    (20,857)
Increase (decrease) in aggregate
  paid in capital for reversal of
  amounts previously allocated
  to undistributed net investment
  income (Note 2i)                          0          0          0          0                    0             0          0
                                     --------------------------------------------------------------------------------------------
Net increase (decrease) in net assets  (4,310)   (83,978)    (4,190)   (23,792)              14,059        88,473    (13,760)
                                     --------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                   233,803    317,781     50,262     74,054                    0       169,850    183,610
                                     --------------------------------------------------------------------------------------------
End of period*                       $229,493   $233,803    $46,072   $ 50,262             $ 14,059     $ 258,323  $ 169,850
                                     =============================================================================================
*Including undistributed
 (overdistributed) net investment
 income of:                          $   (407)  $ (1,318)   $     0   $      0             $    589     $     467  $     283

(a) From commencement on June 27, 1995.
(b) From commencement on December 22, 1994.

--------------------------------------------------------------------------------------------------------------------------------
Amounts in thousands                 Total Return            Tax Exempt              U.S. Govt.              Short-Int.
                                     Income Fund             Fund                    Fund                    Fund
                                     ---------------------   --------------------    ---------------------   --------------------
                                     Year       Year         Year      Year          Year        Year        Year        Year
                                     Ended      Ended        Ended     Ended         Ended       Ended       Ended       Ended
                                     9/30/96    9/30/95      9/30/96   9/30/95       9/30/96     9/30/95     9/30/96     9/30/95
Operations
Net investment income (loss)         $  7,254   $  1,683    $ 2,459   $ 2,628        $ 15,381    $ 18,847    $  5,350    $ 4,394
Net realized gain (loss)               (4,364)     1,842         (8)     (507)         (1,583)     (8,766)        722     (1,250)
Net unrealized appreciation
  (depreciation)                        2,576        737         28     3,556          (4,824)     24,946         175      2,781
                                     -------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from
  operations                            5,466      4,262      2,479     5,677           8,974      35,027       6,247      5,925
                                     -------------------------------------------------------------------------------------------
*Undistributed net investment
 income included in price of
 shares sold and reacquired
 (Note 2i)                                  0          0          0         0               0           0           0          0
                                     -------------------------------------------------------------------------------------------
Distributions to shareholders
From net investment income
   Class A                             (2,627)      (848)      (182)     (130)         (1,007)       (981)     (1,604)      (385)
   Class B                             (1,302)       (60)       (55)       (3)           (212)        (10)        (96)       (11)
   Class C                             (3,322)      (734)    (1,870)   (2,540)        (14,442)    (17,838)     (3,269)    (4,027)
In excess of net investment
  income
   Class A                               (112)         0        (14)        0             (20)          0           0          0
   Class B                                (55)         0         (4)        0              (4)          0           0          0
   Class C                               (142)         0       (144)        0            (291)          0           0          0
From net realized gain on
  investments
   Class A                             (1,178)         0          0         0               0           0           0          0
   Class B                               (417)         0          0         0               0           0           0          0
   Class C                             (1,563)         0          0         0               0           0           0          0
In excess of net realized gain
  on investments
   Class A                                  0          0          0         0               0           0           0          0
   Class B                                  0          0          0         0               0           0           0          0
   Class C                                  0          0          0         0               0           0           0          0
Return of capital
   Class A                                  0          0          0         0               0           0           0          0
   Class B                                  0          0          0         0               0           0           0          0
   Class C                                  0          0          0         0               0           0           0          0
                                     -------------------------------------------------------------------------------------------
Total distributions                   (10,718)    (1,642)    (2,269)   (2,673)        (15,976)    (18,829)     (4,969)    (4,423)
                                     -------------------------------------------------------------------------------------------
Net equalization credits (debits)
  (Note 2i)                                 0          0          0         0               0           0           0          0
Net increase (decrease) from
  Fund share transactions
  (Note 5)                            134,173     89,530     (2,219)  (16,731)        (38,770)    (91,487)     47,676    (22,432)
Increase (decrease) in aggregate
  paid in capital for reversal of
  amounts previously allocated
  to undistributed net investment
  income (Note 2i)                          0          0          0         0               0           0           0          0
                                     -------------------------------------------------------------------------------------------
Net increase (decrease) in net assets 128,921    92,150     (2,009)  (13,727)        (45,772)    (75,289)     48,954    (20,930)
                                     -------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                    92,150         0     57,213    70,940         305,006     380,295      72,892     93,822
                                     -------------------------------------------------------------------------------------------
End of period*                       $221,071   $92,150    $55,204   $57,213        $259,234    $305,006    $121,846    $72,892
                                     =============================================================================================
*Including undistributed
 (overdistributed) net investment
 income of:                          $   (579)  $    67    $   231   $  (132)       $     93    $    280    $    331    $   111

(a) From commencement on June 27, 1995.
(b) From commencement on December 22, 1994.

Statement of Changes in Net Assets

------------------------------------------------------------
Amounts in thousands                 Money Market
                                     Fund
                                     ---------------------
                                     Year       Year
                                     Ended      Ended
                                     9/30/96    9/30/95
Operations
Net investment income (loss)         $  4,579   $ 5,049
Net realized gain (loss)                    0         0
Net unrealized appreciation
  (depreciation)                            0         0
                                     -----------------------
Net increase (decrease) in net
  assets resulting from
  operations                            4,579     5,049
                                     -----------------------
*Undistributed net investment
 income included in price of
 shares sold and reacquired
 (Note 2i)                                  0         0
                                     -----------------------
Distributions to shareholders
From net investment income
   Class A                             (1,005)     (731)
   Class B                                (21)       (1)
   Class C                             (3,553)   (4,318)
In excess of net investment
  income
   Class A                                  0         0
   Class B                                  0         0
   Class C                                  0         0
From net realized gain on
  investments
   Class A                                  0         0
   Class B                                  0         0
   Class C                                  0         0
In excess of net realized gain
  on investments
   Class A                                  0         0
   Class B                                  0         0
   Class C                                  0         0
Return of capital
   Class A                                  0         0
   Class B                                  0         0
   Class C                                  0         0
                                     -----------------------
Total distributions                    (4,579)   (5,050)
                                     -----------------------
Net equalization credits (debits)
  (Note 2i)                                 0         0
Net increase (decrease) from
  Fund share transactions
  (Note 5)                             17,379   (14,058)

Increase (decrease) in aggregate
  paid in capital for reversal of
  amounts previously allocated
  to undistributed net investment
  income (Note 2i)                          0         0
                                     -----------------------
Net increase (decrease) in net assets  17,379   (14,059)
                                     -----------------------
Net Assets:
Beginning of period                    82,938    96,997
                                     -----------------------
End of period*                       $100,317   $82,938
                                     =======================
*Including undistributed
 (overdistributed) net investment
 income of:                          $      0   $     0

(a) From commencement on June 27, 1995.
(b) From commencement on December 22, 1994.



                                         Annual Report See accompanying notes/71

Notes to Financial Statements

================================================================================

1. Organization and Business
PIMCO Advisors Funds (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Massachusetts business trust and is an open-end series management investment company which currently consists of sixteen Funds: PIMCO Advisors Equity Income Fund, PIMCO Advisors Value Fund, PIMCO Advisors Growth Fund, PIMCO Advisors Target Fund, PIMCO Advisors Discovery Fund, PIMCO Advisors Opportunity Fund, PIMCO Advisors Innovation Fund, PIMCO Advisors International Fund, PIMCO Advisors Precious Metals Fund, PIMCO Advisors Global Income Fund, PIMCO Advisors High Income Fund, PIMCO Advisors Total Return Income Fund, PIMCO Advisors Tax Exempt Fund, PIMCO Advisors U.S. Government Fund, PIMCO Advisors Short-Intermediate Fund and PIMCO Advisors Money Market Fund.
     The Trust offers Class A, Class B and Class C shares of each Fund with the exception of the Opportunity Fund which does not offer Class B shares. Class A shares are sold with an initial sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

2. Significant Accounting Policies
a) Portfolio Valuations: The portfolio investments of the Money Market Fund are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Since this method does not give consideration to fluctuating interest rates it may at times result in book valuations that are higher or lower than the current market price.
     For the other Funds, securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported-and in the case of certain securities traded over-the-counter-the mean between the last reported bid and asked prices. U.S. Government Securities are traded over-the-counter. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair value as determined pursuant to procedures adopted by the Trustees.
     Each Fund may enter into repurchase agreements with domestic commercial banks and registered broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities. The market value of these securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assure its rights. Each Fund's investment adviser, acting under supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. In the event of counterparty default, the Fund has the right to use the underlying securities to offset the loss.

b) Foreign Currency Transactions: With respect to the Funds that invest in foreign securities, transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include reevaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.
     It is not practicable to isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

c) Options: When a Fund writes a covered call or a put option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the mean between the last reported bid and asked prices. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from


72/ PIMCO Advisors Funds

================================================================================

the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the mean between the last reported bid and asked prices. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

d) Futures Contracts: Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

     Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     Open futures contracts at September 30, 1996 were as follows ($ in thousands):

                                                                    Unrealized
                                                     Market       Appreciation
                                          Cost        Value     (Depreciation)
------------------------------------------------------------------------------
International Fund
Long LIFFE FT-SE 100 Index BP (12/96)      $2,195        $2,182           $(13)
                                                                          ====

Global Income Fund
Long U.S. Treasury 10 Year Note (12/96)    $2,844        $2,897           $ 53
Long Commonwealth of Australia
     3 Year Note A$ (12/96)                   266           269              3
Long Commonwealth of Australia
     10 Year Note A$ (12/96)                  100           102              2
                                         -------------------------------------
                                                                          $ 58
                                                                          ====

                                                                    Unrealized
                                                     Market       Appreciation
                                          Cost        Value     (Depreciation)
------------------------------------------------------------------------------
Total Return Income Fund
Long June Eurodollar (6/97)               $46,985       $46,950           $(35)
Long U.S. Treasury 10 Year Note (12/96)    63,699        64,261            562
Long U.S. Treasury 30 Year Bond (12/96)    12,433        12,557            124
                                         -------------------------------------
                                                                          $651
                                                                          ====
U.S. Government Fund
Long U.S. Treasury 5 Year Note (12/96)    $ 1,984       $ 2,006           $ 22
Long U.S. Treasury 10 Year Note (12/96)    14,335        14,376             41
Long U.S. Treasury 30 Year Bond (12/96)     5,950         6,005             55
                                         -------------------------------------
                                                                          $118
                                                                          ====

e) Forward Foreign Currency Contracts: Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a specified future date of a specified financial instrument, at a specified price or yield. Risks arise from changes in the market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts. Credit risk is limited to amounts recorded as unrealized appreciation on open contracts.

f) Derivatives and Off Balance Sheet Risk: A Fund's use of futures contracts, forward foreign currency contracts and options may involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. These derivative financial instruments ("derivatives") are used to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are not used for the purpose of leverage. The objective in buying or selling a derivative instrument is to increase or decrease a Fund's exposure to changing security prices, interest rates or currency exchange rates. If the Manager misjudges market conditions or employs a strategy that does not correlate well with the Fund's other investments, use of these derivatives could result in a loss, regardless of the Manager's original intent to reduce risk.

g) Security Transactions: Security transactions are recorded on trade-date. Interest income is recorded on the accrual basis.

     Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes.

     Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.


                                                              Annual Report / 73

================================================================================

h) Federal Taxes: Each of the Funds is a separate entity for federal income tax purposes. It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out all its net investment income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

i) Equalization: Prior to October 1, 1995, the Equity Income and Value Funds used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of October 1, 1995, these Funds discontinued using equalization. This change has no effect on the Funds' net assets, net asset values per share, or their net increases (decreases) in net assets resulting from operations. Discontinuing the use of book equalization will result in simpler financial statements. For the Equity Income Fund, the cumulative effect of the change was to decrease undistributed net investment income and increase paid in capital as previously reported from commencement of operations through September 30, 1995 by $191,313. For the Value Fund, the cumulative effect of the change was to increase undistributed net investment income and decrease paid in capital as previously reported from commencement of operations through September 30, 1995 by $21,561.

j) Expenses: Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among such Funds on a basis deemed fair and equitable by the Trustees, usually on the basis of relative net assets.

k) Organization Costs: Costs incurred in connection with each Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

l) Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, original issue discount, market discount and net operating losses.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, original issue discount, market discount and net operating losses. The effect of these differences for the year ended September 30, 1996 are as follows:


                                                  Undistributed      Accumulated
                                                 Net Investment         Realized
                                                     Income          Gain/(Loss)
--------------------------------------------------------------------------------
Equity Income Fund                                  $21,809,198    $(21,809,198)
Value Fund                                            1,138,443      (1,138,443)
Growth Fund                                          12,166,449     (12,166,449)
Target Fund                                                (907)            907
Opportunity Fund                                         (1,138)          1,138
Innovation Fund                                         656,428        (656,428)
International Fund                                      100,756        (100,756)
Precious Metals Fund                                      6,352          (6,352)
Global Income Fund                                      557,876        (557,876)
High Income Fund                                        129,617        (129,617)
Total Return Income Fund                               (825,415)        825,415
Tax Exempt Fund                                             659            (659)
U.S. Government Fund                                     69,822         (69,822)
Short-Intermediate Fund                                 (99,442)         99,442

The following Funds recorded entries against the capital of the Fund due to current year net investment losses and/or prior year items primarily relating to foreign currency transactions:

Equity Income Fund                                                  $  (124,072)
Value Fund                                                              (21,561)
Growth Fund                                                               6,810
Target Fund                                                          10,187,008
Discovery Fund                                                          225,466
Opportunity Fund                                                      8,363,595
Innovation Fund                                                         998,052
International Fund                                                    1,344,775
Precious Metals Fund                                                    216,779
High Income Fund                                                        174,469
Total Return Income Fund                                                485,727
Tax Exempt Fund                                                         172,356
U.S. Government Fund                                                    338,992
Short-Intermediate Fund                                                 (61,047)

In addition, the capital loss carryforwards of the U.S. Government Fund in the amount of $22,686,921 which expired in 1996 have been charged to capital of that Fund.

m) Forward Sales: The following securities were subject to outstanding forward sale commitments at September 30, 1996 (amounts in thousands):

                                    Principal Amount         Value      Proceeds
--------------------------------------------------------------------------------
Global Income Fund
Commonwealth of Canada          C$             3,600        $2,795        $2,745
Kingdom of Denmark              DK               900          167            166
Government of Japan             JY           127,000        1,319          1,318
Kingdom of the Netherlands      DG             9,100        5,563          5,677
Kingdom of Spain                SP            45,000          391            400
Kingdom of Sweden               SK             2,500          418            415
United Kingdom Gilt             BP             1,050        1,616          1,604

74/PIMCO Advisors Funds

================================================================================

n) Delayed Delivery Transactions: A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

o) Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
3. Fees and Related Party Transactions
--------------------------------------------------------------------------------
a) Investment Advisory Fees: PIMCO Advisors L.P. (the "Manager") is the investment manager of each of the PIMCO Advisors Funds. The Manager manages the day-to-day investment affairs and establishes investment policies for the Trust, and pays all salaries, fees and expenses of officers and trustees of the Trust who are affiliated with the Manager. Each of the Funds also has a sub-adviser which, under the supervision of the Manager, directs the investments of the Fund's assets. Other than the sub-adviser of the Precious Metals Fund, all of the sub-advisers are affiliates of the Manager. Columbus Circle Investors serves as the sub-adviser of the Equity Income Fund, Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Tax Exempt Fund and Money Market Fund.
     Under the Management Contracts between the Trust and the Manager relating to each Fund, the Manager is paid at the percentages shown below of the relevant Fund's average daily net assets for its services to the Trust and the Fund. Pursuant to Sub-adviser Agreements between the Manager and each of the sub-advisers with respect to the Funds advised by each, the Manager pays to each sub-adviser, out of the fee received by the Manager under the relevant Management Contract, the following percentages of the relevant Fund's average daily net assets as compensation for the services provided by the sub-adviser.


                                 Investment                         Sub-adviser Fee
                               Advisory Fee                         Paid By Manager
                       (as % of net assets)      Sub-Adviser   (as % of net assets)
-----------------------------------------------------------------------------------
Equity Income Fund            .75% of first         Columbus         .375% of first
                               $200 million           Circle           $200 million
                            .70% of amounts        Investors       .350% of amounts
                          over $200 million                       over $200 million

Value Fund                             .70%   NFJ Investment                  .350%
                                                       Group

Growth Fund                   .70% of first         Columbus         .350% of first
                               $200 million           Circle           $200 million
                            .65% of amounts        Investors       .325% of amounts
                          over $200 million                       over $200 million

Target Fund                   .75% of first         Columbus         .375% of first
                               $200 million           Circle           $200 million
                            .70% of amounts        Investors       .350% of amounts
                          over $200 million                       over $200 million

Discovery Fund                .75% of first  Cadence Capital         .375% of first
                               $200 million       Management           $200 million
                            .70% of amounts                        .350% of amounts
                          over $200 million                       over $200 million

Opportunity Fund              .75% of first         Columbus         .375% of first
                               $200 million           Circle           $200 million
                       .70% of amounts over        Investors       .350% of amounts
                               $200 million                       over $200 million

Innovation Fund               .75% of first         Columbus         .375% of first
                               $200 million           Circle           $200 million
                            .70% of amounts        Investors       .350% of amounts
                          over $200 million                       over $200 million

International Fund                     .80%       Blairlogie                   .40%
                                                     Capital
                                                  Management

Precious Metals Fund          .75% of first          Van Eck         .375% of first
                               $200 million       Associates           $200 million
                            .70% of amounts      Corporation       .350% of amounts
                          over $200 million                       over $200 million

Global Income Fund            .70% of first          Pacific         .350% of first
                               $250 million       Investment           $250 million
                            .60% of amounts       Management       .300% of amounts
                          over $250 million          Company      over $250 million

High Income Fund              .60% of first          Pacific                   .25%
                               $250 million       Investment
                            .50% of amounts       Management
                          over $250 million          Company

Total Return Income Fund      .60% of first          Pacific                   .25%
                               $250 million       Investment
                            .50% of amounts       Management
                          over $250 million          Company

Short-Intermediate Fund       .50% of first          Pacific                   .25%
                               $250 million       Investment
                               .45% of next       Management
                               $250 million          Company
                            .40% of amounts
                          over $500 million

                                                              Annual Report / 75

--------------------------------------------------------------------------------

                                Investment                        Sub-adviser Fee
                              Advisory Fee                        Paid By Manager
                              (as % of net                           (as % of net
                                   assets)      Sub-Adviser               assets)
----------------------------------------------------------------------------------
U.S. Government Fund         .60% of first          Pacific                  .25%
                              $250 million       Investment
                           .50% of amounts       Management
                         over $250 million          Company

Tax Exempt Fund                       .60%         Columbus                  .30%
                                                     Circle
                                                  Investors

Money Market Fund            .50% of first         Columbus           25% of first
                              $250 million           Circle           $250 million
                           .40% of amounts        Investors        .20% of amounts
                         over $250 million                       over $250 million

The Manager's compensation with respect to any Fund is subject to reduction to the extent in any year that the expenses (generally excluding brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) of such Fund exceed the statutory limits of any jurisdiction in which shares of such Fund are qualified for offer and sale. The most restrictive of such limitations as of the date of these financial statements is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of any excess over $100 million.

     The Manager has voluntarily undertaken to reduce its investment advisory fee with respect to the Money Market Fund to .10% of the Fund's daily net assets until further notice. The Manager also waived a portion of its investment advisory fees with respect to the Global Income Fund.

b) Distribution and Servicing Fees:   Pursuant to Distribution and Servicing
Plans adopted by the Trust, the Trust compensates the distributor, PIMCO Advisors Distribution Company for services provided and expenses incurred in connection with assistance rendered in the sale of Trust shares and services rendered to shareholders and for maintenance of shareholder accounts. As compensation, the Trust pays the distributor a distribution fee with respect to the Class B and Class C shares of each Fund with the exception of the Opportunity Fund which does not offer Class B shares equal to .75% of the Fund's average daily net assets attributable to the respective class of shares, except that the fee is .50% per annum in the case of Class C shares of the Short-Intermediate Fund and the fee is not charged in the case of the Money Market Fund (subject to increase by action of the Trustees to a rate not exceeding .75% per annum). The Trust pays the distributor a servicing fee with respect to Class A, Class B and Class C shares of each Fund equal to .25% of the average daily net asset value of Class A, Class B and Class C shares (.10% per annum in the case of the Money Market Fund, subject to increase by action of the Trustees to a rate not exceeding .25% per annum).

c) Trustee Fees:   The Trustees have approved a unified fee plan, covering
compensation from both of the Trusts for which they serve as independent Trustees, the PIMCO Advisors Funds and the Cash Accumulation Trust. The fee is allocated between the Trusts and among the Funds of the Trusts based on relative net assets. The total Trustees' fees to be allocated are as follows:

Annual Retainer                                                          $35,000
Meeting Fee (each meeting attended)                                        3,000
Committees:
     Contract Chairman                                                     6,000
     Audit Chairman                                                        2,000
     Audit Member                                                          1,000

In addition, the Trustees receive reimbursement for travel and out-of-pocket costs.

d) Contingent Deferred Sales Charge:   A contingent deferred sales charge is
imposed on Class B and Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of investments made subject to a deferred sales charge, except that no sales charge is imposed if the portion of the investment redeemed is attributable to reinvested dividends or capital gains distributions or is derived from increases in the value of the account above the amount invested subject to a deferred sales charge. Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made an investment from which an amount is being redeemed and the date such investment was made. Investments made in Class C shares on or after July 1, 1991 are subject to a contingent deferred sales charge of 1% during the first 12 months after the purchase. For investments made in Class C shares prior to July 1, 1991 the redemption price per share in the first year following purchase is 95% of the net asset value per share. In years two, three, four and five following purchase, the redemption price per share as a percentage of the net asset value per share increases to 96%, 97%, 98% and 98%, respectively. For investments made in Class B shares the redemption price per share in the first year following purchase is 95% of the net asset value per share. In years two, three, four, five and six following purchase the redemption price increases to 96%, 97%, 97%, 98% and 99%, respectively. Any sales charges imposed on redemptions are paid to the distributor of shares of the Trust. For the year ended September 30, 1996, those charges amounted to $769,851.

e) Initial Sales Charge:   For the year ended September 30, 1996, sales charges
on Class A shares amounted to $4,019,930, of which $552,994 was retained by the Trust's distributor.

76 / PIMCO Advisors Funds

--------------------------------------------------------------------------------

4. Purchases and Sales of Securities

During the year ended September 30, 1996, purchases and sales of securities, other than securities subject to repurchase transactions and short-term interest bearing securities, were as follows
($ in thousands):


                                Purchases     Sales
----------------------------------------------------
Equity Income Fund            $  450,422  $  419,628
Value Fund                        54,751      11,735
Growth Fund                    1,459,312   1,534,152
Target Fund                    1,446,590   1,322,965
Discovery Fund                    71,229      51,658
Opportunity Fund                 707,268     808,509
Innovation Fund                  246,163     159,847
International Fund               242,576     262,044
Precious Metals Fund              17,519      21,552
Global Income Fund               127,716     114,940
High Income Fund                 184,140     101,128
Total Return Income Fund         976,121     793,843
Tax Exempt Fund                   27,183      29,209
U.S. Government Fund             573,696     575,073
Short-Intermediate Fund          210,599     165,559

5. Share Capital
The Trust has an unlimited authorized number of shares of beneficial interest (par value of $.00001) which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into sixteen series of shares, one series underlying each Fund. Each of the Funds, except the Opportunity Fund which does not offer Class B shares, are further divided into three classes, designated Class A, Class B and Class C shares.

     Class A transactions in shares of beneficial interest were as follows (amounts in thousands):


                                  Year Ended                  Year Ended
                               September 30, 1996        September 30, 1995
                             ----------------------------------------------
                              Shares        Amount       Shares      Amount
---------------------------------------------------------------------------
Equity Income Fund
Sold                            559         $  8,421      261    $   3,289
Issued as reinvestment of
 dividends                       63              909       23          292
Reacquired                     (254)          (3,756)    (565)      (7,089)
                           ------------------------------------------------
 Net increase (decrease)        368         $  5,574     (281)    $ (3,508)
                           ================================================
Value Fund
Sold                            605         $  6,958      242     $  2,473
Issued as reinvestment of
 dividends                       11              132        1           14
Reacquired                     (103)          (1,195)     (10)        (102)
                           ------------------------------------------------
 Net increase                   513         $  5,895      233     $  2,385
                           ================================================
Growth Fund
Sold                          1,783         $ 44,645    1,409     $ 32,051
Issued as reinvestment of
  dividends                     608           14,386      263        5,386
Reacquired                   (1,944)         (48,670)  (1,306)     (29,329)
                           ------------------------------------------------
  Net increase                  447        $  10,361      366     $  8,108
                           ================================================
Target Fund
Sold                         23,466        $ 372,363   13,544     $191,129
Issued as reinvestment of
   dividends                    817           12,468       80        1,005
Reacquired                  (22,596)       (359,867)  (13,087)    (185,119)
                           ------------------------------------------------
   Net increase               1,687       $  24,964       537    $   7,015
                           ================================================
Discovery Fund
Sold                            543       $   5,829       730    $   7,663
Issued as reinvestment of
   dividends                      0               0         0            0
Reacquired                     (324)         (3,517)      (27)        (286)
                           ------------------------------------------------
   Net increase                 219       $   2,312       703    $   7,377
                           ================================================
Opportunity Fund
Sold                          1,508       $  52,255       807    $  24,964
Issued as reinvestment of
   dividends                    663          21,540        93        2,557
Reacquired                   (1,653)        (56,734)   (1,108)     (34,506)
                           ------------------------------------------------
  Net increase (decrease)       518       $  17,061      (208)   $  (6,985)
                           ================================================
Innovation Fund
Sold                          3,281       $  49,497     2,585    $  30,962
Issued as reinvestment of
   dividends                     43             632         0            0
Reacquired                   (2,340)        (34,767)     (669)      (8,736)
                           ------------------------------------------------
   Net increase                 984       $  15,362     1,916    $  22,226
                           ================================================
International Fund
Sold                          6,580       $  83,979     2,230    $  26,178
Issued as reinvestment of
  dividends                       0               0        33          393
Reacquired                   (6,514)        (83,424)   (2,592)     (30,562)
                           ------------------------------------------------
  Net increase (decrease)        66       $     555      (329)   $  (3,991)
                           ================================================
Precious Metals Fund
Sold                         11,051       $ 145,746     6,548    $  77,229
Issued as reinvestment of
  dividends                       0               0         0            0
Reacquired                  (11,158)       (147,981)   (6,720)     (79,721)
                           ------------------------------------------------
 Net decrease                  (107)      $  (2,235)     (172)   $  (2,492)
                           ================================================
Global Income Fund
Sold                            803       $   8,176
Issued as reinvestment of
  dividends                       4              43
Reacquired                     (135)         (1,439)
                           ------------------------------------------------
  Net increase                  672       $   6,780
                           ================================================
High Income Fund
Sold                          3,670       $  29,380       870    $   6,731
Issued as reinvestment of
  dividends                     108             866        30          226
Reacquired                   (1,629)        (12,944)     (493)      (3,774)
                           ------------------------------------------------
  Net increase                2,149       $  17,302       407    $   3,183
                           ================================================
Total Return Income Fund
Sold                          4,933       $  51,852     4,276    $  44,172
Issued as reinvestment of
  dividends                     271           2,843        44          462
Reacquired                   (2,186)        (23,004)     (796)      (8,271)
                           ------------------------------------------------
  Net increase                3,018       $  31,691     3,524    $  36,363
                           ================================================

                                                             Annual Report/77

-------------------------------------------------------------------------------

                                     Year Ended                Year Ended
                                 September 30, 1996        September 30, 1995
                             --------------------------------------------------
                                Shares        Amount      Shares       Amount
-------------------------------------------------------------------------------
Tax Exempt Fund
Sold                                 320      $   3,795         59     $    678
Issued as reinvestment of
  dividends                            9            110          4           51

Reacquired                           (63)          (757)       (78)        (891)
                             --------------------------------------------------
  Net increase (decrease)            266      $   3,148        (15)   $    (162)
                             ==================================================
U.S. Government Fund
Sold                                 685      $   6,247         505   $   4,469
Issued as reinvestment of
  dividends                           83            754          77         684
Reacquired                          (956)        (8,625)       (565)     (4,959)
                             --------------------------------------------------
  Net increase (decrease)           (188)     $  (1,624)         17   $     194
                             ==================================================
Short-Intermediate Fund
Sold                               5,886      $  57,258         530   $   4,930
Issued as reinvestment of
  dividends                          160          1,595          39         364
Reacquired                        (1,527)       (14,793)       (434)     (4,038)
                             --------------------------------------------------
  Net increase                     4,519      $  44,060         135   $   1,256
                             ==================================================
Money Market Fund
Sold                             601,601      $ 601,601     259,220   $ 259,220
Issued as reinvestment of
  dividends                          563            563         475         475
Reacquired                      (592,318)      (592,318)   (259,075)   (259,075)
                             --------------------------------------------------
  Net increase                     9,846      $   9,846         620   $     620
                             ==================================================

Class B transactions in shares of beneficial interest were as follows
(amounts in thousands):

Equity Income Fund
Sold                                 882      $  13,373         127   $   1,722
Issued as reinvestment of
  dividends                           12            169           1           5
Reacquired                           (45)          (679)         (3)        (34)
                             --------------------------------------------------
  Net increase                       849      $  12,863         125   $   1,693
                             ==================================================
Value Fund
Sold                               1,058      $  12,181         376   $   3,853
Issued as reinvestment of
  dividends                           12            142           1          13
Reacquired                          (100)        (1,160)         (5)        (53)
                             --------------------------------------------------
  Net increase                       970      $  11,163         372   $   3,813
                             ==================================================
Growth Fund
Sold                               1,222      $  29,313         314   $   7,526
Issued as reinvestment of
  dividends                           49          1,119           0           0
Reacquired                          (116)        (2,796)         (6)       (144)
                             --------------------------------------------------
  Net increase                     1,155      $  27,636         308   $   7,382
                             ==================================================
Target Fund
Sold                               2,560      $  40,171         475   $   7,270
Issued as reinvestment of
  dividends                           74          1,097           0           0
Reacquired                           (97)        (1,509)         (5)        (63)
                             --------------------------------------------------
  Net increase                     2,537      $  39,759         470   $   7,207
                             ==================================================
Discovery Fund
Sold                               1,004        $10,725       1,011     $10,649
Issued as reinvestment of
  dividends                            0              0           0           0
Reacquired                          (221)        (2,402)        (14)       (149)
                             --------------------------------------------------
  Net increase                       783        $ 8,323         997     $10,500
                             ==================================================
Innovation Fund
Sold                               1,776        $27,246         458     $ 6,372
Issued as reinvestment of
  dividends                           14            211           0           0
Reacquired                          (252)        (3,798)        (14)       (197)
                             --------------------------------------------------
  Net increase                     1,538        $23,659         444     $ 6,175
                             ==================================================
International Fund
Sold                                484         $ 5,925          43    $    499
Issued as reinvestment of
 dividends                            0               0           0           0
Reacquired                          (55)           (673)          0           0
                             --------------------------------------------------
 Net increase                       429         $ 5,252          43    $    499
                             ==================================================
Precious Metals Fund
Sold                                249         $ 3,194          28    $    328
Issued as reinvestment of
 dividends                            0               0           0           0
Reacquired                          (79)         (1,010)         (7)        (81)
                             --------------------------------------------------
 Net increase                       170         $ 2,184          21    $    247
                             ==================================================
Global Income Fund
Sold                                301         $ 3,155
Issued as reinvestment of
 dividends                            3              35
Reacquired                           (9)            (96)
                             ---------------------------
 Net increase                       295         $ 3,094
                             ===========================
High Income Fund
Sold                              4,285         $34,159         571    $  4,491
Issued as reinvestment of
 dividends                           92             732           4          26
Reacquired                         (137)         (1,086)          0           0
                             --------------------------------------------------
 Net increase                     4,240         $33,805         575    $  4,517
                             ==================================================
Total Return Income Fund
Sold                              4,305         $45,356         825    $  8,780
Issued as reinvestment of
 dividends                          133           1,387           4          45
Reacquired                         (339)         (3,544)         (8)        (94)
                             --------------------------------------------------
 Net increase                     4,099         $43,199         821    $  8,731
                             ==================================================
Tax Exempt Fund
Sold                                180         $ 2,150          27    $    318
Issued as reinvestment of
 dividends                            3              32           0           0
Reacquired                          (17)           (197)         (3)        (31)
                             --------------------------------------------------
 Net increase                       166         $ 1,985          24    $    287
                             ==================================================
U.S. Government Fund
Sold                                521         $ 4,736         183    $  1,658
Issued as reinvestment of
 dividends                           17             151           1           8
Reacquired                          (72)           (646)         (1)        (11)
                             --------------------------------------------------
 Net increase                       466         $ 4,241         183    $  1,655
                             ==================================================


78 PIMCO Advisors Funds

--------------------------------------------------------------------------------


                                 Year Ended               Year Ended
                             September 30, 1996       September 30, 1995
                           --------------------------------------------------
                             Shares      Amount      Shares            Amount
--------------------------------------------------------------------------------
Short-Intermediate Fund
Sold                              97   $     735           109      $   1,043
Issued as reinvestment of
 dividends                       258       2,697             1              9
Reacquired                       (72)       (699)          (12)          (116)
                             ------------------------------------------------
 Net increase                    283   $   2,733            98      $     936
                             ================================================
Money Market Fund
Sold                           5,014   $   5,014           104      $     104
Issued as reinvestment of
 dividends                        15          15             0              0
Reacquired                    (3,826)     (3,826)          (83)           (83)
                             ------------------------------------------------
 Net increase                  1,203   $   1,203            21      $      21
                             ================================================

Class C transactions in shares of beneficial interest were as follows (amounts in thousands):


Equity Income Fund
Sold                           3,430   $  51,279         2,571      $  32,021
Issued as reinvestment of
 dividends                       752      10,718           225          2,833
Reacquired                    (2,213)    (32,723)       (4,777)       (59,787)
                             ------------------------------------------------
 Net increase (decrease)       1,969   $  29,274        (1,981)     $ (24,933)
                             ------------------------------------------------
Value Fund
Sold                           2,680   $  30,954           632      $   6,515
Issued as reinvestment of
 dividends                        26         319             2             26
Reacquired                      (355)     (4,145)          (12)          (125)
                             ------------------------------------------------
 Net increase                  2,351   $  27,128           622      $   6,416
                             ================================================
Growth Fund
Sold                          12,080   $ 289,628        11,100      $ 244,929
Issued as reinvestment of
 dividends                     6,164     140,590         2,780         55,575
Reacquired                   (13,015)   (313,152)      (12,582)      (275,157)
                             ------------------------------------------------
 Net increase                  5,229   $ 117,066         1,298      $  25,347
                             ================================================
Target Fund
Sold                          20,255   $ 314,741        20,641      $ 283,139
Issued as reinvestment of
 dividends                     5,536      82,368           537          6,668
Reacquired                   (15,586)   (241,645)      (15,505)      (213,112)
                             ------------------------------------------------
 Net increase                 10,205   $ 155,464         5,673      $  76,695
                             ================================================
Discovery Fund
Sold                           2,779   $  29,867         1,930      $  20,459
Issued as reinvestment of
 dividends                         0           0             0              0
Reacquired                    (1,435)    (15,438)          (65)          (703)
                             ------------------------------------------------
 Net increase                  1,344   $  14,429         1,865      $  19,756
                             ================================================
Opportunity Fund
Sold                          12,429   $ 406,910         7,303      $ 227,266
Issued as reinvestment of
 dividends                     4,255     131,687           576         15,401
Reacquired                   (13,067)   (432,085)       (8,616)      (265,954)
                             ------------------------------------------------
 Net increase (decrease)       3,617   $ 106,512          (737)     $ (23,287)
                             ================================================
Innovation Fund
Sold                           7,695   $ 115,417         5,445      $  66,152
Issued as reinvestment of
  dividends                      103       1,501             0              0
Reacquired                    (4,076)    (59,900)       (1,081)       (14,293)
                             ------------------------------------------------
  Net increase                 3,722   $  57,018         4,364      $  51,859
                             ================================================
International Fund
Sold                           6,776   $  82,691         6,697      $  76,415
Issued as reinvestment of
  dividends                        0           0           454          5,207
Reacquired                    (8,788)   (106,715)      (12,263)      (139,029)
                             ------------------------------------------------
 Net decrease                 (2,012)  $ (24,024)       (5,112)     $ (57,407)
                             ================================================
Precious Metals Fund
Sold                          11,876   $ 151,402        10,551      $ 120,946
Issued as reinvestment of
  dividends                        0           0             0              0
Reacquired                   (12,198)   (155,738)      (11,561)      (132,496)
                             ------------------------------------------------
 Net decrease                   (322)  $  (4,336)       (1,010)     $ (11,550)
                             ================================================
Global Income Fund
Sold                             352   $   3,688
Issued as reinvestment of
dividends                          5          48
Reacquired                       (41)       (429)
                             -------------------
 Net increase                    316   $   3,307
                             -------------------
High Income Fund
Sold                           8,190   $  65,062         3,379      $  25,818
Issued as reinvestment of
  dividends                    1,021       8,103           872          6,583
Reacquired                    (5,036)    (39,922)       (8,149)       (60,958)
                             ------------------------------------------------
  Net increase (decrease)      4,175   $  33,243        (3,898)     $ (28,557)
                             ================================================
Total Return Income Fund
Sold                           6,983   $  73,448         4,809      $  50,148
Issued as reinvestment of
  dividends                      418       4,382            59            623
Reacquired                    (1,777)    (18,547)         (603)        (6,335)
                             ------------------------------------------------
  Net increase                 5,624   $  59,283         4,265      $  44,436
                             ================================================
Tax Exempt Fund
Sold                             404   $   4,814           362      $   4,118
Issued as reinvestment of
  dividends                      122       1,456           157          1,784
Reacquired                    (1,141)    (13,622)       (2,019)       (22,758)
                             ------------------------------------------------
 Net decrease                   (615)  $  (7,352)       (1,500)     $ (16,856)
                             ================================================
U.S. Government Fund
Sold                           2,360   $  21,352         2,046      $  18,037
Issued as reinvestment of
  dividends                      957       8,659         1,164         10,237
Reacquired                    (7,907)    (71,398)      (13,959)      (121,610)
                             ------------------------------------------------
 Net decrease                 (4,590)  $ (41,387)      (10,749)     $ (93,336)
                             ================================================

                                                               Annual Report/ 79

--------------------------------------------------------------------------------

                                    Year Ended                Year Ended
                                September 30, 1996        September 30, 1995
                              ----------------------    -----------------------
                              Shares         Amount     Shares           Amount
--------------------------------------------------------------------------------
Short-Intermediate Fund
Sold                               5,947   $  57,488         5,708    $  53,690
Issued as reinvestment of
  dividends                            7          76           321        3,013
Reacquired                        (5,862)    (56,681)       (8,682)     (81,327)
                             --------------------------------------------------
  Net increase (decrease)             92   $     883        (2,653)   $ (24,624)
                             ==================================================
Money Market Fund
Sold                             818,137   $ 818,137       554,885    $ 554,885
Issued as reinvestment of
  dividends                        2,723       2,723         3,480        3,480
Reacquired                      (814,530)   (814,530)     (573,064)    (573,064)
                             --------------------------------------------------
 Net increase (decrease)           6,330   $   6,330       (14,699)   $ (14,699)
                             ==================================================


6. Written Option Activity

Written option activity for the year ended September 30, 1996 were as follows (amounts in thousands):


                                                      Amount of   Number of
                                                      Premiums     Options
---------------------------------------------------------------------------
Equity Income Fund:
Options outstanding at
 September 30, 1995                                   $       0           0
Options written during the
 year ended September 30, 1996                              350           2
Options cancelled in
 closing purchase
 transactions                                              (252)         (1)
Options expired prior to
 exercise                                                     0           0
Options exercised                                           (98)         (1)
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $       0           0
                                                     ======================
Closing transactions
 resulted in a net
 realized gain of $216.

Growth Fund:
Options outstanding at
 September 30, 1995                                   $   3,167          11
Options written during the
 year ended
 September 30, 1996                                      22,730          77
 Options cancelled in
 closing purchase
 transactions                                           (17,856)        (57)
Options expired prior to
 exercise                                                (4,678)        (23)
Options exercised                                        (3,182)         (7)
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $     181           1
                                                     ======================
Closing transactions
 resulted in a net
 realized loss of $1,335.

Target Fund:
Options outstanding at
 September 30, 1995                                   $     164           1
Options written during the
 year ended September 30, 1996                            3,171          16
Options cancelled in
 closing purchase
 transactions                                            (2,776)        (14)
Options expired prior to
 exercise                                                  (134)         (1)
Options exercised                                          (425)         (2)
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $       0           0
                                                     ======================
Closing transactions
 resulted in a net
 realized gain of $296.

Opportunity Fund:
Options outstanding at
 September 30, 1995                                   $   4,970          15
Options written during the
 year ended September
 30, 1996                                                34,253         142
Options cancelled in
 closing purchase
 transactions                                           (24,897)        (99)
Options expired prior to
 exercise                                                (7,052)        (27)
Options exercised                                        (5,638)        (25)
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $   1,636           6
                                                     ======================

Closing transactions
 resulted in a net
 realized loss of $11,800.

Innovation Fund:
Options outstanding at
 September 30, 1995                                   $       0           0
Options written during the
 year ended September
 30, 1996                                                 1,960           6
Options cancelled in
 closing purchase
 transactions                                            (1,814)         (5)
Options expired prior to
 exercise                                                   (45)         (1)
Options exercised                                          (101)          0
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $       0           0
                                                     ======================
Closing transactions
 resulted in a net
 realized gain of $373.

Global Income Fund:
Options outstanding at
 September 30, 1995                                   $       0           0
Options written during the
 year ended September
 30, 1996                                                    13     103,004
Options cancelled in
 closing purchase
 transactions                                                (1)       (462)
Options expired prior to
 exercise                                                   (12)   (102,542)
Options exercised                                             0           0
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $       0           0
                                                     ======================
Closing transactions
 resulted in a net
 realized gain of $1.

High Income Fund:
Options outstanding at
 September 30, 1995                                   $       7           0
Options written during the
 year ended
 September 30, 1996                                           0           0
Options cancelled in
 closing purchase
 transactions                                                 0           0
Options expired prior to
 exercise                                                    (7)          0
Options exercised                                             0           0
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $       0           0
                                                     ======================
Total Return Income Fund:
Options outstanding at
 September 30, 1995                                   $      32           0
Options written during the
 year ended September
 30, 1996                                                   257           1
Options cancelled in
 closing purchase
 transactions                                              (44)           0
Options expired prior to
 exercise                                                  (89)          (1)
Options exercised                                            0            0
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $    156            0
                                                     ======================
Closing transactions
 resulted in a net
 realized gain of $42.
U.S. Government Fund:
Options outstanding at
 September 30, 1995                                   $     101           0
Options written during the
 year ended September
 30, 1996                                                     4           0
Options cancelled in
 closing purchase
 transactions                                                 0           0
Options expired prior to
 exercise                                                  (105)          0
Options exercised                                             0           0
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $       0           0
                                                     ======================

Short-Intermediate Fund:
Options outstanding at
 September 30, 1995                                   $      94           0
Options written during the
 year ended September
 30, 1996                                                    79           0
Options cancelled in
 closing purchase
 transactions                                                 0           0
Options expired prior to
 exercise                                                  (124)          0
Options exercised                                             0           0
                                                     ----------------------
Options outstanding at
 September 30, 1996                                   $      49           0
                                                     ======================

80 / PIMCO ADVISORS FUNDS

-------------------------------------------------------------------------------

7. Outstanding Forward Currency Contracts
Outstanding forward currency contracts at September 30, 1996 were as follows ($ in thousands):

                                                           Unrealized
                                    Market    Settlement   Appreciation
                                    Value        Date     (Depreciation)
------------------------------------------------------------------------
International Fund
Contracts to Buy:
2,850,000,000 JY                    $25,633       10/96            $(411)
                                -----------                 ------------
Total contracts to Buy
(Payable Amount $26,044)            $25,633                       $ (411)
                                ===========                 ============
Contracts to Sell:
2,500,000,000 JY                    $22,485       10/96           $    6
                                -----------                 ------------
Total contracts to Sell
(Receivable Amount $22,491)         $22,485                       $    6
                                ===========                 ============
Global Income Fund
Contracts to Buy:
30,000 BP                                47       11/96           $    0
27,190 C$                                20       10/96                0
14,942,350 CK                           554       11/96                4
32,679 DG                                19       12/96               (1)
986,400 DM                              649       11/96              (11)
1,161,663 DM                            765       12/96               (4)
136,000 DM                               90        1/97               (5)
1,191,000 FF                            232       12/96               (3)
201,000,000 IL                          132       10/96                1
658,200,000 IL                          430       12/96               (1)
322,000,000 IR                          134        3/97                4
28,900,000 JY                           260       10/96              (10)
32,000,000 JY                           290       12/96               (5)
81,000 NZ$                               56       11/96                1
6,000 SK                                  1       10/96                0
1,852,000 SK                            280       12/96                0
66,000,000 SP                           514       10/96               (9)
20,827,607 SP                           162        1/97               (2)
                                -----------                 ------------
Total contracts to Buy
(Payable Amount $4,676)             $ 4,635                       $  (41)
                                ===========                 ============
Contracts to Sell:
243,002 A$                          $   192       10/96           $    0
100,000 BF                                3       12/96                0
29,950 BP                                47       11/96                0
70,000 BP                               110       12/96               (1)
217,000 C$                              159       10/96               (1)
200,000 C$                              147       11/96                0
225,542 C$                              167        3/97                0
565,666 DG                              332       12/96                9
37,000 DK                                 6       12/96                0
2,483,244 DM                          1,636       12/96               54
417,000 DM                              277        3/97               11
400,000 DM                              266        4/97                7
1,210,000 FF                            235       12/96                3
13,000 FM                                 3       11/96                0
412,000,000 IL                          270       10/96                0
456,800,000 IL                          299       12/96                0
6,300,000 IR                              3        3/97                0
59,055,000 JY                           531       10/96               21
19,372,860 JY                           180       12/96                5
955,000 NZ$                             665       10/96               (7)

Global Income Fund (continued)
240,000 NZ$                         $   166       11/96             $ (3)
1,000,000 SF                            801       11/96               34
300,000 SK                               44       11/96                0
5,453,000 SK                            822       12/96                0
11,663,500 SP                            91       10/96                0
                                -----------                 ------------
Total contracts to Sell
(Receivable Amount $7,584)          $ 7,452                         $132
                                ===========                 ============
Total Return Income Fund
Contracts to Buy:
5,464,819 DM                        $ 3,602       12/96             $(38)
5,745,242 DM                          3,799        1/97              (38)
                                -----------                 ------------
Total contracts to Buy
(Payable Amount $7,477)             $ 7,401                         $(76)
                                ===========                 ============
Contracts to Sell:
1,000,000 C$                        $   735       10/96             $  1
2,000,000 C$                          1,478        3/97               (7)
11,210,061 DM                         7,393       12/96              418
                                -----------                 ------------
Total contracts to Sell
(Receivable Amount $10,018)         $ 9,606                         $412
                                ===========                 ============
Short-Intermediate Fund
Contracts to Buy:
119,300,000 BF                      $ 3,849        4/97             $(41)
3,896,000 DM                          2,575        1/97              (22)
                                -----------                 ------------
Total contracts to Buy
(Payable Amount $6,487)             $ 6,424                         $(63)
                                ===========                 ============
Contracts to Sell:
116,260,000 BF                      $ 3,751        4/97             $ 38
3,896,000 DM                          2,570       12/96              114
                                -----------                 ------------
Total contracts to Sell
(Receivable Amount $6,473)          $ 6,321                         $152
                                ===========                 ============

8. Proposed Restructuring

On September 17, 1996, the Board of Trustees of the PIMCO Advisors Funds
(the "PAF Trust") approved the restructuring of the PAF Trust and two other investment companies affiliated with the PAF Trust; namely, PIMCO Funds: Equity Advisors Series and PIMCO Funds: Pacific Investment Management Series. The restructuring is subject to a number of conditions, including various shareholder approvals, and is expected to occur in January 1997.

Annual Report / 81

--------------------------------------------------------------------------------

9. Federal Income Taxes

For federal income tax purposes, the funds indicated below have capital loss carryforwards as of September 30, 1996, which are available to offset future capital gains, if any ($ in thousands).

                           Capital Loss
                           Carryforward  Expiration
---------------------------------------------------
Discovery Fund                  $   843        2004
High Income Fund                 10,520        1997
                                 16,088        1998
                                 28,820        1999
                                  5,495        2002
                                 50,541        2003
Tax-Exempt Fund                   1,008        2003
U.S. Government Fund             12,490        1997
                                 12,622        1998
                                 17,277        2002
                                  8,501        2003
Short-Intermediate Fund             929        2000
                                  3,550        2002
                                  1,170        2003


82 / PIMCO Advisors Funds

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of PIMCO Advisors Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PIMCO Advisors Funds (comprised of the PIMCO Advisors Equity Income Fund, PIMCO Advisors Value Fund, PIMCO Advisors Growth Fund, PIMCO Advisors Target Fund, PIMCO Advisors Discovery Fund, PIMCO Advisors Opportunity Fund, PIMCO Advisors Innovation Fund, PIMCO Advisors International Fund, PIMCO Advisors Precious Metals Fund, PIMCO Advisors Global Income Fund, PIMCO Advisors High Income Fund, PIMCO Advisors Total Return Income Fund, PIMCO Advisors Tax Exempt Fund, PIMCO Advisors U.S. Government Fund, PIMCO Advisors Short-Intermediate Fund, and PIMCO Advisors Money Market Fund) as of September 30, 1996, and the related statements of operations, and changes in net assets for the year then ended for all Funds, and the statements of changes in net assets for the year ended September 30, 1995 for all Funds other than the PIMCO Advisors Innovation Fund and PIMCO Advisors Total Return Income Fund for which the period was December 22, 1994, commencement of operations, to September 30, 1995, and the PIMCO Advisors Value Fund and PIMCO Advisors Discovery Fund for which the period was June 27, 1995, commencement of operations, to September 30, 1995, and the PIMCO Advisors Global Income Fund which commenced operations October 2, 1995 and selected per share data and ratios for the periods shown in the "Financial Highlights". The financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the PIMCO Advisors Funds as of September 30, 1996 and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

New York, New York
November 22, 1996


                                                              ANNUAL REPORT /83

Federal Income Tax Information (unaudited)
--------------------------------------------------------------------------------

Capital gains distributions paid during the fiscal year ended September 30, 1996 were in amounts as follows:

                                  Per Share      Per Share
                                  Long-Term     Short-Term
                              Capital Gains  Capital Gains
----------------------------------------------------------
Equity Income Fund A                $0.7238        $0.0548
Equity Income Fund B                 0.7238         0.0548
Equity Income Fund C                 0.7238         0.0548

Growth Fund A                        2.3608         0.5730
Growth Fund B                        2.3608         0.5730
Growth Fund C                        2.3608         0.5730

Target Fund A                        0.8068         0.9726
Target Fund B                        0.8068         0.9726
Target Fund C                        0.8068         0.9726

Opportunity Fund A                   7.4719         0.2585
Opportunity Fund C                   7.4719         0.2585

Innovation Fund A                    0.2650         0.0818
Innovation Fund B                    0.2650         0.0818
Innovation Fund C                    0.2650         0.0818

Total Return Income Fund A           0.1500         0.1500
Total Return Income Fund B           0.1500         0.1500
Total Return Income Fund C           0.1500         0.1500

For the benefit of shareholders of the Tax Exempt Fund, this is to inform you that 100% of dividends paid by the Fund during its fiscal year qualify as exempt-interest dividends.

For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended September 30, 1996 which qualify for the corporate dividend-received deduction are as follows:

Equity Income Fund                                   27.1%
Value Fund                                           43.6%
Growth Fund                                          40.8%
Target Fund                                           6.1%
Opportunity Fund                                     23.6%
Innovation Fund                                       3.3%
High Income Fund                                      1.7%


84 / PIMCO Advisors Funds

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

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

PIMCO Advisors Funds Investments built on expertise





PIMCO Advisors Funds offer discerning investors unique access to the institutional investment expertise of PIMCO Advisors L.P. Managing over $104 billion in assets ($24 billion in mutual funds), PIMCO Advisors consists of six institutional investment firms, each specializing in a particular investment discipline or style. Together their reputation and performance record has attracted many prestigious institutional clients, including 35 of the 100 largest U.S. corporations.

This material is authorized for use only when preceded or accompanied by a current PIMCO Advisors Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


Manager PIMCO Advisors L.P., 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660

Distributor          PIMCO Advisors Distribution Company, 2187 Atlantic Street,
                     Stamford, CT 06902

Custodian            The Bank of New York, 48 Wall Street, New York, NY 10005

Shareholder          Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
Servicing Agent and
Transfer Agent

Independent          Coopers & Lybrand L.L.P., 1301 Avenue of the Americas,
Accountant           New York, NY 10019

Legal Counsel        Ropes and Gray, One International Place, Boston, MA 02110

For Account          For PIMCO Advisors Funds account information contact your
Information          financial advisor, or if you receive account statements
                     directly from PIMCO Advisors Funds, you can also call
                     1-800-426-0107. Telephone representatives are available
                     Monday-Friday 8:30 am to 8:00 pm eastern time.

This is a copy of a report by PIMCO Advisors Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.




                                                                  PZ 002 (11/96)


                                                                ----------------
                PIMCO Advisors                                     BULK RATE
                Distribution Company                              U.S. POSTAGE
                                                                      PAID
P I M C O       2187 Atlantic Street                              SMITHTOWN, NY
                Stamford, CT 06902                               PERMIT NO. 700
                                                                ----------------